UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

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[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

COMTECH TELECOMMUNICATIONS CORP.
(Name of Registrant as Specified In Its Charter)
——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[ ]	Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION

68 South Service Road, Suite 230
Melville, New York 11747

_________, 2011

To Our Stockholders:

On behalf of the Board of Directors (the “Board”) and management, I cordially invite you to attend the Fiscal 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Comtech Telecommunications Corp. (“Comtech” or the “Company.”)  The Annual Meeting will be held at 9:00 a.m. on January 18, 2012 at our corporate headquarters located at 68 South Service Road, Melville, New York, 11747.  The Notice of Fiscal 2011 Annual Meeting of Stockholders, Proxy Statement and WHITE proxy card are enclosed.

Your Board recommends that you promptly vote FOR Proposals 1, 2, 3, 4, 6, 7 and 8 and “ONE YEAR” for Proposal 5 on the enclosed WHITE proxy card.  It is important that your shares are voted at the Annual Meeting.  Whether or not you are able to attend in person, the prompt execution and return of the enclosed WHITE proxy card in the envelope provided or submission of your proxy and voting instructions over the Internet or by telephone will assure that your shares are represented at the Annual Meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Fiscal 2011 Annual
 Meeting of Stockholders to be Held on January 18, 2012.

Our Proxy Statement and Fiscal 2011 Annual Report are available at:
 www.comtechtel.com/ir.cfm

On behalf of everyone at Comtech, we thank you for your ongoing interest and investment in our company. We are committed to acting in your best interests.

Sincerely,

Fred Kornberg
Chairman, Chief Executive Officer and President

Your vote is extremely important. If you have any questions or require any assistance voting your shares, please contact Comtech’s proxy solicitor:

Innisfree M&A Incorporated
Stockholders May Call Toll-Free: (888) 750-5834
Banks and Brokers May Call Collect: (212) 750-5833

68 South Service Road, Suite 230
Melville, New York 11747

NOTICE OF FISCAL 2011 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE…………………	9:00 a.m. on January 18, 2012
PLACE……………………………..	Comtech Telecommunications Corp. 68 South Service Road (Lower Level Auditorium) Melville, New York 11747
ITEMS OF BUSINESS…………………………
1) To elect two persons to serve as members of the Company’s Board of Directors for terms expiring at the Company’s first annual meeting following the end of its fiscal year ending July 31, 2014.

2) To ratify the selection of our independent registered public accounting firm for the current fiscal year ending July 31, 2012.

3) To approve an amendment to our 2000 Stock Incentive Plan and related actions.

4) To conduct an advisory vote on the compensation of Named Executive Officers as disclosed in this Proxy Statement.

5) To conduct an advisory vote on the frequency of future advisory votes on the compensation of Named Executive Officers.

6) To approve an amendment to our By-Laws authorizing the separation of Chairman of the Board and Chief Executive Officer.

7) To approve an amendment to our By-Laws regarding disclosure of certain derivative positions held by stockholders who desire to nominate persons for election to our Board of Directors.

8) To approve an amendment to our By-Laws establishing a formal procedure for stockholders to bring business before a meeting of stockholders.

9) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board believes that our candidates and proposals are in your best interests. As such, the Board unanimously recommends that the stockholders vote “FOR” approval of Proposal Nos. 1, 2, 3, 4, 6, 7 and 8, and “ONE YEAR” for Proposal No. 5, to be presented to stockholders at the Fiscal 2011 Annual Meeting of Stockholders using the WHITE proxy card.

RECORD DATE…………………...	In order to vote, you must have been a stockholder at the close of business on November 21, 2011.
ATTENDANCE AT THE MEETING………………………....
Only stockholders of the Company and its invited guests may attend the Annual Meeting. Proof of ownership of Comtech common stock, along with personal identification (such as a driver’s license or passport), must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting in person, you must bring a brokerage statement or other proof of ownership as of the close of business on November 21, 2011 to be admitted to the Annual Meeting.  Please note that a street-name stockholder who wishes to vote in person at the Annual Meeting will need to provide a legal proxy from its bank, broker or other holder of record.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

PROXY VOTING………………….
It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold in order that we have a quorum, whether or not you plan to be present at the Annual Meeting in person.  Please complete, sign, date and mail the enclosed WHITE proxy card in the accompanying envelope (to which you need affix no postage if mailed within the United States) or submit your proxy and voting instructions over the Internet or by telephone.  Instructions for voting via the Internet or by telephone are set forth on the enclosed WHITE proxy card.

Your vote is extremely important. If you have any questions or require any assistance with voting your shares, please contact Comtech’s proxy solicitor:

Innisfree M&A Incorporated
Stockholders May Call Toll-Free: (888) 750-5834
Banks and Brokers May Call Collect: (212) 750-5833

By Order of the Board of Directors, Patrick O’Gara Secretary __________, 2011

FISCAL 2011 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

PROPOSAL NO. 5 - PROPOSAL REGARDING THE FREQUENCY (ON AN ADVISORY BASIS) OF EXECUTIVE COMPENSATION ADVISORY VOTES	81
PROPOSAL NO. 6 - APPROVAL OF AMENDMENT TO OUR BY-LAWS AUTHORIZING THE SEPERATION OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER	82
PROPOSAL NO. 7 - APPROVAL OF AMENDMENT TO ARTICLE II, SECTION 8 OF OUR BY-LAWS RELATING TO STOCKHOLDER NOMINATION FOR ELECTION AS A DIRECTOR	83
PROPOSAL NO. 8 - APPROVAL OF AMENDMENT TO ADD NEW ARTICLE II, SECTION 9 TO OUR BY- LAWS RELATING TO STOCKHOLDER PROPOSALS	86
OTHER BUSINESS	88
FISCAL 2012 STOCKHOLDER PROPOSALS AND NOMINATIONS	88
HOUSEHOLDING	88

ABOUT THE PROXY STATEMENT

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and act upon the following matters:

•	Election of two persons to serve as members of the Company’s Board of Directors for terms expiring at the Company’s first annual meeting following the end of its fiscal year ending July 31, 2014;

•	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2012 fiscal year;

•	To approve an amendment to our 2000 Stock Incentive Plan and related actions;

•	Conduct an advisory vote on the compensation of Named Executive Officers as disclosed in this Proxy Statement;

•	Conduct an advisory vote on the frequency of future advisory votes on the compensation of Named Executive Officers;

•	To approve an amendment to our By-Laws authorizing the separation of Chairman of the Board and Chief Executive Officer;

•	To approve an amendment to our By-Laws regarding disclosure of certain derivative positions held by stockholders who desire to nominate persons for election to our Board of Directors;

•	To approve an amendment to our By-Laws establishing a procedure for stockholders to bring business before a meeting of stockholders; and

•	Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on November 21, 2011, the record date for the Annual Meeting, are entitled to receive notice of and vote at the Annual Meeting.

If you hold your shares through a bank, broker or other nominee and intend to vote in person at the Annual Meeting, you will need to provide a legal proxy from your bank, broker or other holder of record.

What are the voting rights of stockholders?

Each share of our Common Stock is entitled to one vote.  There is no cumulative voting.

How do stockholders vote?

Stockholders may vote at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote by doing one of the following:

● Vote by Mail:  You can vote your shares by mail by completing, signing, dating and returning your WHITE proxy card in the postage-paid envelope provided.

● Vote by Telephone:  You can also vote your shares by calling the number (toll-free in the United States and Canada) indicated on your WHITE proxy card at any time and following the recorded instructions.  If you are a beneficial owner, or you hold your shares in “street name” as described below, please follow the instructions provided by your bank, broker or other holder of record with respect to voting by telephone.

● Vote via the Internet:  You can vote your shares via the Internet by going to the website address for Internet voting indicated on your WHITE proxy card and following the steps outlined on the secure website. If you are a beneficial owner, or you hold your shares in “street name”, please follow the instructions provided by your bank, broker or other holder of record with respect to voting via the Internet.

Your vote is extremely important.  If you have any questions or require any assistance with voting your shares, please contact Comtech’s proxy solicitor:

Innisfree M&A Incorporated
Stockholders May Call Toll-Free:  (888) 750-5834
Banks and Brokers May Call Collect:  (212) 750-5833

If a stockholder gives a proxy, how are the shares voted?

Proxies received by us will be voted at the Annual Meeting in accordance with the instructions contained on the WHITE proxy card.  The proxy card provides a way for you to direct how your shares will be voted.

If you do not give voting instructions on your proxy card, your shares will be voted by the persons named as proxies on your proxy card on each matter in accordance with the recommendation of the Board of Directors or, if no recommendation is made by the Board of Directors, in the discretion of the proxies.  The proxies named on the WHITE proxy card are Fred Kornberg, Chairman, Chief Executive Officer ("CEO") and President of Comtech and Michael D. Porcelain, Senior Vice President and Chief Financial Officer ("CFO") of Comtech.

Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), brokers and nominees have the discretion to vote such shares on routine matters, but not on other matters.  Accordingly, brokers and nominees will not have discretionary authority to vote on the following matters at the Fiscal 2011 Annual Meeting of Stockholders:

•	The election of members to our Board of Directors;

•	The approval of an amendment to our 2000 Stock Incentive Plan and related actions;

•	The advisory vote on the compensation of Named Executive Officers as disclosed in this Proxy Statement;

•	The advisory vote on the frequency of future advisory votes on the compensation of Named Executive Officers; and

•	The approval of the three proposed amendments to our By-Laws.

If you hold shares through a broker or nominee and your broker or nominee provides you with opposition proxy materials, brokers will not have discretionary authority to vote on any matters at the Fiscal 2011 Annual Meeting of Stockholders.

If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item, a “broker non-vote” occurs.

It is possible that matters other than those described in this Proxy Statement may be brought before stockholders at the Annual Meeting.  If we were not aware of the matter a reasonable time before the mailing of this Proxy Statement, the proxies will vote your shares on the matter as recommended by the Board of Directors or, if no recommendation is given, the proxies will vote your shares in their discretion.  In any event, the proxies will comply with the rules of the Securities and Exchange Commission (“SEC”) when acting on your behalf on a discretionary basis.

At the date of this Proxy Statement, we had not received any notice regarding any other matter to come before the Annual Meeting.

Has the Company been notified that a stockholder intends to propose alternative director nominees at the Fiscal 2011 Annual Meeting of Stockholders?

On September 9, 2011, the Company received notice from MMI Investments, L.P. (“MMI”) stating its intention to nominate two individuals for election to the Board at the Annual Meeting.  Based upon MMI’s public filings, the Company believes that MMI, its affiliates and certain other related parties (collectively, also referred to as “MMI”) will solicit proxies or nominate individuals for election as directors at the Annual Meeting.  Nominations by MMI have NOT been endorsed by our Board of Directors.

We urge you NOT to sign or return any proxy card that you may receive from MMI.

What should I do if I receive a proxy card from MMI?

If MMI proceeds with its nominations, you may receive proxy solicitation materials from MMI, including an opposition proxy statement and a proxy card. Your Board unanimously recommends you disregard any proxy cards received from MMI. If you have already voted using the proxy card that you received from MMI, you have every right to change your vote by executing and returning the enclosed WHITE proxy card or by voting by telephone or via the Internet by following the instructions provided on the enclosed proxy card. Only the latest dated proxy you submit will be counted. If you vote against any MMI nominee using the proxy card that you received from MMI, your vote will not be counted as a vote for the Board’s nominees and will result in the revocation of any previous vote you may have cast on the Company’s WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the WHITE proxy card.

Your vote is extremely important.  If you have any questions or require any assistance with voting your shares, please contact Comtech’s proxy solicitor:

Innisfree M&A Incorporated
Stockholders May Call Toll-Free:  (888) 750-5834
 Banks and Brokers May Call Collect:  (212) 750-5833

How are proxies changed or revoked?

You may change any vote by proxy or revoke a proxy before it is exercised by filing with the Secretary of Comtech a notice of revocation, by submitting a duly executed later-dated proxy by mail, telephone or via the Internet, or by attending the Annual Meeting and voting in person by ballot.  If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

If you have previously signed a proxy card that was sent to you by MMI, you may change your vote by marking, signing, dating and returning the enclosed WHITE proxy card in the accompanying postage-paid envelope or by voting by telephone or via the Internet by following the instructions on your WHITE proxy card. Submitting an MMI proxy card after you submit the WHITE proxy card will revoke votes you have made via the Company’s WHITE proxy card.

What should I do if I receive more than one WHITE proxy card or other set of proxy materials from the Company?

If you hold your shares in multiple accounts or registrations, or in both registered and street name, you will receive a WHITE proxy card for each account. If you choose to vote by phone or by Internet, please vote using each WHITE proxy card you receive. Only your latest dated proxy for each account will be voted.

If MMI proceeds with its previously announced alternative nominations, we will likely conduct multiple mailings prior to the Annual Meeting date to ensure stockholders have our latest proxy information and materials to vote. We will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. The latest dated proxy you submit will be counted, and, if you wish to vote as recommended by the Board then you should only submit WHITE proxy cards.

Please sign, date and return all WHITE proxy cards you receive from the Company.

How many shares are outstanding and what constitutes a quorum?

At the close of business on November 21, 2011, the record date for the Annual Meeting, _______ shares of Common Stock were outstanding.  Stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast must be present at the Annual Meeting in person or by proxy to constitute a quorum for the transaction of business.  Withheld votes, “abstentions” and broker non-votes count for purposes of determining whether a quorum is present.

What vote is required to approve each item?

Election of the Two Directors.  Assuming the MMI’s nominees are in fact proposed for election at the Fiscal 2011 Annual Meeting of Stockholders, there will be more nominees than available positions and, as provided in the Company’s By-Laws, directors will be elected on a plurality basis. This means that the two candidates receiving the highest number of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for or against the director nominee. Withheld votes and broker non-votes will have no effect on the outcome of the election.

Ratification of Selection of Accounting Firm.  The ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal 2012 will require the affirmative vote of a majority of the shares voted in person or by proxy.

Approval of Amendment to Our 2000 Stock Incentive Plan.  The approval of the amendment to our 2000 Stock Incentive Plan and related actions will require the affirmative vote of a majority of the shares voted in person or by proxy.

Approval (on an advisory basis) of the Compensation of the Named Executive Officers.  In order to be approved on an advisory basis, this proposal must receive the affirmative vote of a majority of the shares voted in person or by proxy.

Selection of the Frequency of Future Executive Compensation Advisory Votes.  Since Proposal No. 5 is an advisory vote with multiple choices, the provisions of our By-Laws regarding the vote required to “approve” a proposal are not applicable to this matter.  Abstentions and broker non-votes will not be counted as expressing any preference.  We will consider the frequency that receives the highest number of votes cast by stockholders to be the frequency that has been selected by stockholders.  However, because this vote is advisory and non-binding on us or our Board in any way, our Board may decide that it is in our and our stockholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option selected by our stockholders.

Approval of the Three Proposed Amendments to our By-Laws.  The approval of the three proposed amendments to our By-Laws will require the affirmative vote of a majority of the outstanding shares entitled to vote thereon.

Other Matters.  Approval of any other matter that comes before the Fiscal 2011 Annual Meeting of Stockholders or any adjournment or postponement thereof generally will require the affirmative vote of a majority of the shares voted in person or by proxy although a different number of affirmative votes may be required, depending on the nature of such matter.

It will NOT help elect your Board’s nominees if you sign and return proxies sent by MMI, even if you vote “AGAINST” or withhold on their directors using the MMI proxy card. In fact, doing so may cancel any previous vote you cast on the Company’s WHITE proxy card. The only way to support your Board’s nominees is to vote “FOR” the Board’s nominees on the WHITE proxy card.

How do withheld votes, abstentions and broker non-votes affect the outcome of a vote?

Withheld votes and broker non-votes with respect to a nominee for election as director will not affect the outcome of the vote, so long as the particular nominee receives more votes than any nominee competing for the particular director seat.

Abstentions and broker non-votes with respect to any matter for which the vote required is a majority of the votes cast (i.e., the ratification of KPMG LLP, the amendment to our 2000 Stock Incentive Plan, and the advisory votes on executive compensation), will not affect the outcome of such vote because abstentions and broker non-votes are not considered to be votes cast under our By-Laws or under the laws of the State of Delaware (our state of incorporation).

The proposals to amend our By-Laws require the affirmative vote of a majority of the outstanding shares entitled to vote thereon, so in these cases, both abstentions and broker non-votes have the same effect as a vote against these proposals.

What are our Board of Directors’ recommendations?

The Board of Directors unanimously recommends that you vote on the WHITE proxy card:

•	FOR the election of the two nominees proposed by the Company for election as directors;

•	FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal 2012;

•	FOR the approval of an amendment to our 2000 Stock Incentive Plan and related actions;

•	FOR the proposal to approve (on an advisory basis) the compensation of Named Executive Officers as disclosed in this Proxy Statement;

•	ONE YEAR for the proposal (on an advisory basis) regarding the frequency of executive compensation advisory votes;

•	FOR the approval of the amendment to our By-Laws authorizing the separation of Chairman of the Board and Chief Executive Officer;

•	FOR the approval of the amendment to our By-Laws regarding disclosure of certain derivative positions by stockholders who desire to nominate persons for election to our Board of Directors; and

•	FOR the approval of the amendment to our By-Laws establishing a formal procedure for stockholders to bring business before a meeting of stockholders.

What should I do if I have questions or require any assistance with voting my shares?

You may contact Comtech’s proxy solicitor, Innisfree M&A Incorporated at:

Stockholders May Call Toll-Free (888) 750-5834
Banks and Brokers May Call Collect (212) 755-5833

Other Information

We have enclosed our Annual Report for fiscal 2011 together with this Proxy Statement.  No material contained in the Annual Report is to be considered a part of the proxy solicitation material.  The Fiscal 2011 Annual Meeting of Stockholders may be adjourned from time to time without notice other than by announcement at the Annual Meeting.  Our corporate website address is www.comtechtel.com.  The contents of our website are not incorporated by reference into this Proxy Statement.

PRINCIPAL STOCKHOLDERS OF COMTECH TELECOMMUNICATIONS CORP.

This table provides the number of shares owned by principal stockholders who beneficially own more than five percent of our outstanding Common Stock, as of the date stated in the below footnotes.

The information in this table is based upon the latest filings by each principal stockholder of either a Schedule 13D, Schedule 13G or Form 13F as filed by the respective stockholder with the SEC.

We calculate the stockholder’s percentage of the outstanding class assuming the stockholder beneficially owned that number of shares on November 21, 2011, the record date for the Fiscal 2011 Annual Meeting of Stockholders.

Unless otherwise indicated, the stockholder had sole voting and sole dispositive power over the shares.

TABLE OF PRINCIPAL STOCKHOLDERS

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
•	•	•
•	•	•
•	•	•
•	•	•

**** The above table may not be completed until after the record date of November 21, 2011, and will be completed upon the filing of our definitive proxy. ****

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the beneficial ownership of our Common Stock of each of our current directors, Chief Executive Officer, Chief Financial Officer, and the three other highest paid executive officers (collectively, the Named Executive Officers (“NEOs”)) and all directors and executive officers as a group, as of November 21, 2011.

Unless otherwise indicated, our directors and executive officers had sole voting and sole dispositive power over their shares.

TABLE OF SHARES BENEFICIALLY OWNED BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

Name	(1) Shares Beneficially Owned on November 21, 2011	Percent of Class
Non-employee Directors (listed alphabetically):
Richard L. Goldberg	•
Edwin Kantor	•
Ira Kaplan	•
Gerard R. Nocita	•
Robert G. Paul	•

Named Executive Officers (listed alphabetically):
Richard L. Burt	•
Fred Kornberg	•
Robert L. McCollum	•
Michael D. Porcelain	•
Robert G. Rouse	•
All Directors and executive officers as a group (11 persons)	•
_____________________
* Less than one percent

(1)
Includes the following shares of our Common Stock with respect to which such persons have the right to acquire beneficial ownership within 60 days from November 21, 2011:  Mr. Goldberg ____ shares; Mr. Kantor ____ shares; Mr. Kaplan ____ shares; Mr. Nocita ____ shares; Mr. Paul ____ shares; Mr. Burt ____ shares, Mr. Kornberg ____ shares; Mr. McCollum ____ shares, Mr. Porcelain ____ shares; Mr. Rouse ____ shares; and all directors and executive officers as a group ____ shares.  We calculated the percentage of the outstanding class beneficially owned by each person and by the group treating their shares subject to this right to acquire within 60 days as outstanding.

**** The above table may not be completed until after the record date of November 21, 2011, and will be completed upon the filing of our definitive proxy. ****

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board’s Oversight Role

Our Board of Directors oversees the management of our business, in accordance with Delaware General Corporation Law and our Certificate of Incorporation and By-Laws.  Members of our Board of Directors are kept informed of our business through discussions with our CEO and other officers, by reviewing materials provided to them, and by participating in regular and special meetings of our Board of Directors and its committees.  The Board and its committees also confer, as needed, with independent financial, executive compensation and other advisors.  In addition, to promote open discussion among our non-employee directors, those directors meet in scheduled executive sessions without the participation of any member of management, including our CEO.

Independent Directors

Our Board of Directors has a long-standing commitment to sound and effective corporate governance, the foundation of which is our Board’s policy that a substantial majority of our directors should be independent.  We have only one director who is an employee of the Company (our Chairman of the Board, Mr. Fred Kornberg, who is also our CEO). Our Board of Directors has determined that all five of our other directors have no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that all of these directors also meet the applicable definition of an “independent director” under the NASDAQ Stock Market Listing Rules.

As discussed in the section entitled “Recent Changes; Significant Corporate Events; and Background to Potential Contested Election,” Mr. Gerard Nocita, an independent director whose term of office is expiring at the Company’s Fiscal 2011 Annual Meeting of Stockholders, has informed us that he will not stand for re-election due to personal health reasons. As indicated in “Proposal No. 1 - Election of Two Directors,” Dr. Stanton Sloane has been nominated by the Board of Directors to fill the vacancy resulting from Mr. Nocita’s decision, and your Board has determined that he would qualify as an independent director if he is elected by our stockholders.

Our Governance Policies and Guidelines

Our Board of Directors has adopted Corporate Governance Policies and Guidelines. These policies and guidelines, in conjunction with the Company’s Certificate of Incorporation and By-Laws, and the charters of the committees of the Board of Directors, form the framework for the governance of the Company.

The following is a summary of the key components of our Corporate Governance Policies and Guidelines (which can be found at our web site at http://www.comtechtel.com/directors.cfm):

•	Directors should have high professional and personal ethics and values and should have experience in areas of particular significance to the long-term creation of stockholder value.

•	Directors must have sufficient time to carry out their duties and limit their service to no more than three other public company boards.

•
Each member of our Board of Directors must at all times exhibit high standards of integrity and ethical behavior and adhere to our Standards of Business Conduct.  We require directors as well as employees to certify in writing on an annual basis that they have read and will abide by such standards. In addition, Directors must avoid any conflict between their own interests and the interests of the Company in dealing with suppliers, customers, and other third parties, and in the conduct of their personal affairs.

•	Unless requested by the Board of Directors to remain, an employee director is expected to resign from the Board of Directors at the time employment terminates.

•	The Board of Directors shall hold executive sessions of independent directors as necessary, but at least once a year.

•
The Board of Directors shall regularly consider succession plans addressing the potential resignation or unavailability of our CEO, and shall regularly consider and discuss with our CEO his plans addressing the potential resignation or unavailability of the executive officers reporting to our CEO.  These plans are discussed by the Board of Directors at least annually.

•
Directors are encouraged to talk directly to any member of management regarding any questions or concerns the directors may have. Members of senior management, as appropriate, are invited to attend Board of Director meetings.

•
The Board of Directors and each committee of the Board have the authority, at our expense, to retain and discharge independent advisors as the Board of Directors and any such committee deems necessary, including the sole authority to approve the advisors’ fees.

•	The Board of Directors, each committee and each individual director shall conduct a self-evaluation annually. The Nominating and Governance Committee shall oversee each such annual self-evaluation.

•
Non-employee directors are required to hold an equity ownership interest in Company stock with a market value of at least six times their respective annual cash retainer. Our CEO is required to hold an equity ownership interest in Company stock with a market value of at least six times his annual base salary. All other executive officers are required to hold an equity ownership interest of at least 20,000 shares or shares with a market value of at least two times their respective annual base salary, whichever is less.

•
Until applicable equity ownership interest guidelines are met, non-employee directors and executive officers (including our CEO) are required to hold any shares received from the exercise of stock options or the delivery of shares pursuant to a restricted stock-based award or similar awards, less the number of shares used for the payment of any related exercise price and applicable taxes.

•
The Nominating and Governance Committee of the Board of Directors shall maintain guidelines for the review, approval or ratification and disclosure of “related person transactions” as defined by SEC rules.

•	The Chairperson of the Nominating and Governance Committee (and if different, our Lead Independent Director) shall receive copies of stockholder communications directed to non-management directors.

Recent Changes; Significant Corporate Events; and Background to Potential Contested Election

From time to time, the Board of Directors reviews the Company’s Board leadership structure.  In September 2011, our Board established the position of Lead Independent Director and appointed Mr. Edwin Kantor to that position. The background and rationale for this leadership structure change, as well as other corporate governance changes and the background to a potential contested election are discussed below.

In October 2009, the Board of Directors reconstituted our Nominating Committee as the Nominating and Governance Committee. There was no specific stockholder concern or other corporate governance matter that led to the establishment of the Nominating and Governance Committee. Rather, the Board of Directors wanted to review best practices and enhance the Board’s ability to focus on corporate governance matters.  Soon after its formation, our Board adopted: (i) Corporate Governance Policies and Guidelines, (ii) non-equity incentive award limits for senior executives and all employees and (iii) minimum equity ownership interest guidelines for both executive officers (including those that are subsidiary presidents) and non-employee directors. As discussed further below, all of these corporate governance policies and practices have been further enhanced on a continuous basis by the Nominating and Governance Committee.

In connection with the Board’s discussions throughout the second half of fiscal 2010 regarding the Company’s May 10, 2010 announcement that it would acquire CPI International, Inc. (“CPI”), the members of the Nominating and Governance Committee considered, among other matters, whether the size and complexity of the combined companies required the Board to consider separating the roles of Chairman and CEO, or appointing a lead independent director so that the CEO could focus more on managing the combined businesses. Such discussions continued through the first quarter of fiscal 2011.

On March 2, 2010, at a regularly scheduled meeting of our Board of Directors, the Nominating and Governance Committee reported that, based on the corporate governance enhancements that we had adopted since the Committee’s reconstitution, Institutional Shareholder Services Inc. (“ISS” a leading proxy advisory services firm for many of our stockholders) had significantly increased its “Corporate Governance Quotient” (“CGQ”) industry score for us by 145% to 64.8. The Nominating and Governance Committee indicated that it would continue to evaluate our policies and review best practices to further enhance our corporate governance.

On June 2, 2010, our Board of Directors engaged an independent investment banking firm to provide financial advice on a variety of matters including performing a complete strategic alternative analysis and evaluating our future prospects. That investment banking firm, which has substantial industry and capital markets experience, had no prior relationship with the Company.

On July 21, 2010, we were advised by the U.S. Army that it had awarded the next generation Blue Force Tracking-2 (“BFT-2”) contract to another company whose contract proposal was 50% lower than the total evaluated price of our BFT-2 proposal.  We filed a Form 8-K with the SEC on July 21, 2010 because this decision by the U.S. Army was anticipated to significantly impact the future business prospects of our mobile data communications segment. On the day we made the announcement of the U.S. Army’s decision, our stock price declined by 31.9% to $21.30. Because of the immediate decline in the price of our stock, CPI’s Board of Directors requested that we increase the merger consideration payable to CPI stockholders, since a portion of the merger consideration consisted of Comtech stock.  After lengthy discussions, our Board determined that it was not in the best interests of our stockholders to increase the merger consideration payable to CPI. As such, on September 7, 2010, we announced the termination of our merger agreement with CPI and the receipt of $15.0 million in cash from CPI (which we were entitled to pursuant to the merger agreement).  In light of these events, the Nominating and Governance Committee determined that, at that time, it would not make any immediate recommendation to the Board concerning a change in our Board’s leadership structure.

On September 23, 2010, our Board of Directors met as part of a regularly scheduled meeting and had lengthy discussions in connection with its review of our fiscal year 2010 financial results and our fiscal year 2011 business plan.  Our Board considered:  (i) the difficult business and economic conditions that were affecting our business, (ii) the mergers and acquisitions environment, (iii) the potential repositioning of the Company’s mobile data communications segment’s strategy as a result of the July 21, 2010 announcement and (iv) the strategic alternatives analysis conducted by the investment banking firm that had been retained in June. Based on those deliberations, our Board approved a targeted annual dividend of $1.00 per share, authorized a $100.0 million stock repurchase program and authorized the continued pursuit of appropriate strategic acquisitions that would drive long-term growth and stockholder value.

Throughout fiscal 2011, our Board of Directors continued to focus on the matters discussed at its September 23, 2010 meeting and the Nominating and Governance Committee continued to focus on potential enhancements to our corporate governance structure and our Board’s leadership structure. In February 2011, our Board of Directors retained a second investment banking firm to further assist it in reviewing a complete set of strategic alternatives to enhance stockholder value.  That investment banking firm has substantial industry and capital markets experience and is familiar with our company through prior relationships. The Board also authorized the retention of separate independent legal counsel to advise the Board concerning corporate governance matters under the Delaware General Corporation Law. Both the first and second investment banking firms continue to be retained as financial advisers to the Board of Directors through today.

On June 2, 2011, the Nominating and Governance Committee met and had a broad discussion of various corporate governance policies and practices (including board leadership structures) that were considered best practices by ISS and Glass Lewis & Co. (another proxy advisory services firm).  The Nominating and Governance Committee indicated that it would further evaluate certain corporate governance practices, including the establishment of a lead independent director position, increasing equity ownership interest requirements for our non-employee directors and executive officers (including our CEO), establishing formal holding periods of equity ownership interests for non-employee directors and executive officers (including our CEO) and evaluating whether or not our 2000 Stock Incentive Plan should be amended to prohibit the recycling of shares. The Committee indicated it would report on these matters at a future meeting of the Board. At this meeting, the Committee also discussed and approved various related party transactions (see section entitled “Certain Relationships and Related Transactions.”)

On June 2, 2011, the Board of Directors, based in part on the recommendation of the Nominating and Governance Committee (who had met earlier in the day), concluded that given our CEO’s importance to our future success, it was important to continue to combine the roles of Chairman and CEO. The Board believed that a dual Chairman and CEO role would provide, among other benefits: (i) a clear leadership structure during the current challenging business environment and the repositioning of our mobile data communications segment and (ii) the continued ability to operate flexibly and maximize responsiveness to our customers. The Board also determined, based on its evaluation of our CEO’s performance, that it was critically important to provide for the CEO’s continuity by renewing his employment agreement that was due to expire on July 31, 2011.  Accordingly, the Board authorized the Executive Compensation Committee (“ECC”) to negotiate an amended and restated employment agreement with our CEO. At this meeting, it was also determined that if the Board of Directors wanted future flexibility to separate the roles of Chairman and CEO, it would require a change in our By-Laws which would require approval by our stockholders (see Proposal No. 6).

On June 2, 2011, the ECC held a regularly scheduled meeting to discuss, among other matters, what terms of employment it might consider offering our CEO. After extensive discussion, it was the sense of the ECC to consider engaging Steven Hall & Partners, LLC (“Steven Hall”), an independent executive compensation consulting firm, to advise it in connection with that negotiation.  Also at this meeting, the ECC had extensive discussions related to the granting of stock options to our NEOs under our 2000 Stock Incentive Plan. Based on these discussions, which are further discussed in the section entitled “Compensation Discussion and Analysis,” the ECC decided to materially reduce the value of stock-based awards granted to our NEOs in fiscal 2011.

On June 30, 2011, the ECC held a special meeting to discuss executive compensation including the potential terms of employment that it might consider offering our CEO. At this meeting, the ECC requested that Steven Hall perform an independent comprehensive review of executive compensation (for all of our NEOs, including our CEO) and present such analysis at a future meeting of the ECC.

On July 21, 2011, the ECC held a special meeting to discuss the proposed terms of an agreement with the CEO and to review a preliminary report from Steven Hall concerning the total compensation of our NEOs. Based on this preliminary report, the ECC requested that Steven Hall perform additional analysis and ultimately, as discussed further in the section entitled “Compensation Discussion and Analysis,” the ECC made changes to the performance metrics (e.g., adopted an earnings per share (“EPS”) metric determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) that will be utilized in the determination of non-equity incentive plan awards for our CEO and other corporate NEOs in fiscal 2012. At this meeting, the ECC discussed that it believed many of our institutional stockholders and their advisers (such as ISS and Glass Lewis & Co.) did not favor certain employment terms related to severance and other payments, and that these terms should not be included in future NEO agreements.

On August 1, 2011, as discussed in further detail in the section entitled “Compensation Discussion and Analysis,” the ECC based on discussions with its independent executive compensation consulting firm, completed its negotiations with our CEO which resulted in an amended and restated employment agreement that provided for: (i) no increase in his annual base salary, (ii) a change from a so-called “modified single trigger” to a “double trigger” change-in-control provision, and (iii) the elimination of the so-called tax “gross-up” provision payable by us if severance and benefits triggered an excess golden parachute excise tax.

On August 4, 2011, our Nominating and Governance Committee met and discussed various corporate governance enhancements that it was considering, including reconsidering the establishment of a lead independent director position. At this meeting, the Committee determined to recommend to the Board of Directors that we adopt increased equity ownership interest guidelines that would require non-employee directors to hold a minimum equity ownership interest in our common stock with a market value of at least six times their respective annual cash retainer and to require our CEO to hold a minimum equity ownership interest in shares of our common stock with a market value at least six times his annual base salary.  The Committee also determined that equity-based compensation awards to our non-employee directors (which was most recently approved at the Fiscal 2009 Annual Meeting of Stockholders) be amended to allow for potential grants of restricted stock or restricted stock units, to better enable non-employee directors to meet the increased ownership guidelines within the time permitted under the guidelines. Because our current stock plan does not provide for the issuance of restricted stock or restricted stock units to non-employee directors, the Committee agreed that it would further evaluate what changes or amendments to our 2000 Stock Incentive Plan would be necessary to effectuate these potential changes and that it would report a final recommendation to the Board of Directors at the September 21, 2011 meeting.

On August 4, 2011, the ECC held a regularly scheduled meeting to consider further adjustments to fiscal 2011 compensation for our NEOs, other than its previous June 2, 2011 decision to reduce fiscal 2011 stock-based awards. At this meeting, the ECC reviewed the performance, in fiscal 2011, of each of the Company’s executive officers and subsidiary presidents (who, in certain cases, are not NEOs), the responsibilities and career paths of each of our executive officers, the Company’s preliminary fiscal 2011 financial results, prospects for the Company and its individual business units, and discussed alternative designs for compensation plans. At this meeting, our CFO also informed the ECC that he had received suggestions from stockholders who expressed a desire to have our compensation program include GAAP diluted EPS performance metrics, because these stockholders believed that a GAAP diluted EPS metric would better align our CEO’s compensation with stockholder interests. The ECC agreed that it would consider these suggestions given that it was considering alternative designs for compensation plans, and that final 2012 non-equity incentive award targets and metrics would be adopted after the fiscal 2012 financial plan was finalized.  In addition, after considering the preliminary report prepared by its independent executive compensation consulting firm, the ECC decided not to give raises in fiscal 2012 to any of our NEOs (other than our CFO whose salary was determined to be significantly below his peers).

Shortly after the August 4, 2011 regular meeting of the Board, Mr. Gerard Nocita, the Chairman of our Audit Committee, spoke with our Chairman and CEO and informed him that, although he had not made a definitive decision, he was considering not standing for re-election at the Fiscal 2011 Annual Meeting of Stockholders due to personal health issues which may prevent him from serving a full term until 2014 if he was so nominated by the Board and if he was subsequently elected by our stockholders. Mr. Nocita indicated that he would further consider his decision over the following few months and that he would speak individually with each member of the Board of Directors.

On September 9, 2011, our Board of Directors received written notice that MMI: (i) intended to nominate its own slate of directors at the Annual Meeting, (ii) had certain concerns about our business, and (iii) wished to meet with representatives of the Company as soon as practicable. Our Board of Directors held a special telephonic meeting to discuss this notice. Because MMI had not had any dialogue or communications with either the Board or members of management prior to September 9, the Board directed our CEO and CFO to meet with MMI representatives and requested that our Nominating and Governance Committee review the qualifications of the potential MMI candidates.

On September 20, 2011, our CEO and CFO met with representatives of MMI as directed by the Board of Directors.  At this meeting, MMI did not inform us of any specific operational concerns or any corporate governance concerns that it had other than: (i) its concern that we had lost the BFT-2 contract, (ii) they thought our stock was undervalued, and (iii) that we should immediately put the Company up for sale. It was agreed at this meeting to meet again to continue the conversation and engage in more meaningful dialogue after we released our fiscal 2011 year-end earnings report and filed our Annual Report on Form 10-K with the Securities and Exchange Commission, which was scheduled for September 27, 2011.

On September 21, 2011, the ECC held a regularly scheduled meeting and approved, subject to any practical implementation issues, fiscal 2012 non-equity incentive performance metrics, including the inclusion of specific GAAP diluted EPS goals for our CEO and corporate NEOs. Fiscal 2012 goals include minimum financial performance thresholds that will be considered in determining the amount of the actual non-equity incentive award for fiscal 2012. These performance metrics are discussed further in the section entitled “Compensation Discussion and Analysis.”

On September 21, 2011, the Nominating and Governance Committee met to finalize certain changes to our corporate governance structure and equity ownership interest guidelines that had been previously recommended or were under consideration. During these meetings, the Nominating and Governance Committee recommended to the Board that it adopt, subject to any necessary stockholder approval, the previously discussed matters relating to equity ownership interest guidelines and holding requirements for the non-employee directors and our NEOs.  These recommendations included that our 2000 Stock Incentive Plan be amended to allow for potential grants of restricted stock or restricted stock units to non-employee directors. As indicated in “Proposal No. 3 - Approval of Amendment to Our 2000 Stock Incentive Plan and Related Actions,” this amendment requires stockholder approval. At this meeting, and in light of the Board of Directors’ decision (as recommended to it by the Nominating and Governance Committee) on June 2, 2011 to retain the dual Chairman and CEO role, the Committee also recommended to the Board that it establish a lead independent director position. The Nominating and Governance Committee believed that the establishment of a lead independent director position would facilitate the Board’s oversight and stockholder responsiveness roles and preserve the stature of the dual Chairman and CEO role that it believes is important for effective day-to-day leadership of our business. The Committee recommended that the lead independent director responsibilities include the following:

•	Presiding at meetings of the Board of Directors in the absence, or upon the request, of the Chairman;

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Presiding at executive sessions of the independent directors, with authority to call additional executive sessions or meetings of the independent directors, and communicating with our CEO, as appropriate, concerning matters arising from such executive sessions;

•	Approving Board meeting dates and agendas, as well as information packages provided to directors and, in consultation with the Chairman, recommending matters to be considered by the Board;

•	Serving as a liaison between the Board’s independent directors and the CEO and other members of senior management; and

•	Evaluating, along with the members of the ECC of the Board of Directors, the performance of the Company’s CEO.

Also, at the September 21, 2011 Nominating and Governance Committee meeting, although Mr. Nocita had not yet made a definitive decision as to whether he would stand for re-election at the Fiscal 2011 Annual Meeting of Stockholders due to his personal health issues, the Committee determined that it would engage a global search firm experienced in director searches to assist the Committee in identifying potential suitable director candidates in the event that Mr. Nocita decided not to stand for re-election. The Committee also believed that a global search firm could assist the Committee in ensuring that all potential candidates (including those identified by MMI) were considered on the basis of uniform standards. Based on prior references and recommendations that it had received, the Committee approved the retention of Spencer Stuart, a leading global search firm that specializes in the recruitment and evaluation of director candidates.

On September 21, 2011, the Board of Directors held its regularly scheduled meeting to approve our fiscal 2011 financial statements and our fiscal 2012 business plan. At this meeting, the Board of Directors also approved the lead independent director position and the equity ownership interest guidelines and related holding requirements that were recommended to it by the Nominating and Governance Committee.  On September 23, 2011, the Board of Directors held a special telephonic meeting to brief Mr. Robert Paul on the items discussed at the September 21, 2011 Board of Directors and various Committee meetings. Mr. Paul had been unable to attend or participate in any of the September 21, 2011 meetings. After lengthy discussions, the independent members of the Board nominated Edwin Kantor for the role of Lead Independent Director. Mr. Kantor accepted the position with a term ending on the date of the Fiscal 2013 Annual Meeting of Stockholders (which coincides with the expiration of Mr. Kantor’s term as a director).  The Board of Directors has revised its Corporate Governance Policies and Guidelines to reflect this change and also adopted a charter for its Lead Independent Director. Both of these documents are posted on our website at www.comtechtel.com.

On September 26, 2011, for reasons it has not shared with our Company, MMI reneged on its agreement to meet further with Comtech representatives, and instead, issued a public letter indicating its intention to nominate two individuals (one of its own employees and another individual that is being paid to be a nominee) as directors.  Neither MMI nor its director candidates contacted us or any of our Board members with respect to that public announcement, either before or after its release. On September 27, 2011, we issued our fiscal 2011 year-end earnings report and filed our Annual Report on Form 10-K with the Securities and Exchange Commission, as we had previously told MMI we would do.  As discussed further below, although MMI never made additional outreach to us, we subsequently contacted MMI to invite its director nominees to meet with the Nominating and Governance Committee to discuss their qualifications.

During late September 2011 and throughout October 2011, the Nominating and Governance Committee worked with Spencer Stuart to identify qualified Board of Director candidates. The Board of Directors also made outreach to other individuals whom they believed could potentially be qualified as Board of Director candidates. Members of the Committee and other members of the Board provided input to Spencer Stuart as to the qualifications of candidates that the Board believed would be valuable to the Company. Based on this input, Spencer Stuart identified a large pool of candidates that it believed would be strong candidates for further evaluation by the Nominating and Governance Committee. After reviewing the full list of candidates, the Nominating and Governance Committee identified several candidates that it believed had the most desirable sets of skills, background and experience. Directors, including our Lead Independent Director, thereafter met and interviewed individual candidates. Based on those meetings, it was determined that the full Nominating and Governance Committee and other members of our Board of Directors should meet with certain candidates for additional consideration, including those candidates identified by MMI.

On October 20, 2011, Mr. Kantor, our Lead Independent Director and Chairman of the Nominating and Governance Committee, sent letters to each of the individual MMI nominees inviting them to meet with the Nominating and Governance Committee to discuss their qualifications as was the process with other potential director candidates. As discussed further below, we did not receive any responses from any of the individual MMI nominees.

On October 27, 2011, MMI wrote a letter to our Lead Independent Director informing him that MMI’s nominee candidates were in receipt of his letter inviting MMI’s nominees to individually meet with our Nominating and Governance Committee. In its letter, MMI indicated that, at that time, there was no need for our Nominating and Governance Committee to meet with its nominees in the context of assessing their qualifications. However, MMI went on to indicate that its nominees would be glad to meet with the Committee only in the context of a “serious confidential settlement negotiation” and that it would only be appropriate to have candidate interviews after the parties were engaged in the settlement discussions it was requesting.

On November 1, 2011, based on its overall evaluation and director candidate review process and in light of MMI nominees’ refusal to engage in candidate interviews without preconditions, our Nominating and Governance Committee recommended that our Board further consider Dr. Stanton D. Sloane as a director nominee. Prior to the Nominating and Governance Committee’s search process, Dr. Sloane was not known by any members of the Board or any of our executive officers (including our CEO). Dr. Sloane subsequently interviewed with each member of our Board.

On November 3, 2011, Mr. Kantor, our Lead Independent Director and Chairman of the Nominating and Governance Committee, sent a letter to MMI indicating that it was regrettable that MMI declined to have its director nominees meet with our Nominating and Governance Committee. The letter reminded MMI that the Committee’s charter requires that stockholder nominees be evaluated by the Committee on the same basis as other candidates.  The letter also indicated to MMI that it should have taken the opportunity to meet with the Committee given MMI’s stated concern that it wanted our stockholders to vote for its nominees without having to expend MMI’s own funds and that, as a result of its decision, MMI has now imposed the costs of a proxy fight on the other 97% of our stockholders.  In response to MMI’s request to have a “serious confidential settlement negotiation,” Mr. Kantor reminded MMI that MMI had previously agreed, on September 20, 2011, to meet with us after we issued our fiscal 2011 year-end earnings report and filed our Form 10-K with the SEC and that MMI chose not to meet and instead chose to issue a public letter. Nevertheless, because MMI indicated it wished to engage in “serious confidential settlement negotiations,” both parties signed a confidential settlement communications agreement and exchanged settlement proposals through their respective attorneys. As of the date of this Proxy Statement and except for our meeting on September 20, 2011, MMI has not met with us and we have not reached a settlement regarding MMI’s intention to engage in a proxy fight.

On November 14, 2011, Mr. Nocita informed Mr. Kornberg that he believed his personal health issues would likely persist and he could not, in good-faith, stand for re-election at the Fiscal 2011 Annual Meeting of Stockholders.

On November 14, 2011, our Board unanimously resolved to nominate Dr. Sloane for election as a director at our Annual Meeting for the seat currently occupied by Mr. Nocita.  Dr. Sloane is currently President and CEO and a member of the Board of Directors of Decision Sciences International Corporation, a privately-held advanced security and detection systems company.  Dr. Sloane is 61 years old and recently served as President and CEO and member of the Board of Directors of SRA International (“SRA”), an information solutions company which, at the time, was a $1.8 billion New York Stock Exchange listed company. Dr. Sloane was President and CEO of SRA from April 2007 until July 2011 during which time he helped sell SRA to a private equity firm. During his four-year leadership tenure, SRA grew significantly. Prior to joining SRA, Dr. Sloane was Executive Vice President of Lockheed Martin’s Integrated Systems & Solutions (a $5 billion division with 14,000 persons under his direction) from June 2004 until April 2007. Dr. Sloane began his business career with General Electric Aerospace in 1984 and progressed through engineering, program management, and business development assignments in a variety of GE Aerospace, and subsequently Lockheed Martin, businesses. He also served as an officer in the U.S. Navy from 1976 until 1981. He currently serves on the Board of Shakespeare Theater, a non-profit organization and previously served on non-profit boards for Professional Service Corporation and Tech America. Dr. Sloane holds a bachelor’s degree in Professional Studies (Aeronautics) from Barry University, a master’s degree in Human Resources Management from Pepperdine University, and a Doctor of Management degree from the Weatherhead Business School at Case Western Reserve University.

Our Board of Directors believes that Dr. Sloane’s qualifications to serve on our Board of Directors include his extensive experience and in-depth knowledge of the telecommunications industry which will provide valuable insights for our Board.  In making its final determination, the Board of Directors considered the following superior attributes of Dr. Sloane preferable over other candidates due to various factors including:

•	the experience of Dr. Sloane, which affords him a unique perspective among our directors and other director candidates;

•	the applicability of Dr. Sloane’s knowledge, skills and background to the challenging economic environment that currently prevails;

•	Dr. Sloane’s familiarity with our business and businesses similar to ours; and

•	Dr. Sloane’s financial acumen and corporate governance experience.

A biography of Dr. Sloane and his qualifications to be a director nominee are included in “Proposal No. 1 - Election of Two Directors.”

Executive Sessions of the Independent Directors

The Board requires independent executive sessions of our Board of Directors as necessary, but at least once a year.  Independent executive sessions occur without the presence of the Chairman and CEO. Given the combined role of our Chairman and CEO, the Board believes that executive sessions of the Board of Directors and the existence of a Lead Independent Director play important roles in the governance structure of Comtech. In fiscal 2011, the Board of Directors held four independent executive sessions. These sessions included discussion on a wide range of strategic matters and resulted, in part, in changes to the Board leadership structure and various governance improvements which are discussed in the above section entitled “Recent Changes; Significant Corporate Events and Background to Potential Contested Election.”

Board Leadership Structure

The Chairman of the Board is Fred Kornberg (who also serves as our CEO). Edwin Kantor serves as our Lead Independent Director.

As CEO, Mr. Kornberg is responsible for general oversight of our businesses and the various executive management teams that are responsible for our day-to-day operations and he is accountable directly to the full Board of Directors. As Chairman, Mr. Kornberg’s in-depth knowledge of our Company’s strategic priorities and operations enables him to facilitate effective communication between management and the Board and see to it that key issues and recommendations are brought to the attention of the Board.  Our Board believes that, in light of our three complementary business segments, this streamlined leadership structure is currently appropriate for our Company as it enhances the ability of our business segments to operate flexibly to maximize responsiveness to our customers.  Having the CEO serve as the Chairman also helps to ensure that the CEO understands and can effectuate the recommendations and decisions of the Board.

As Lead Independent Director, Mr. Kantor presides at meetings of the Board in the absence, or upon the request, of the Chairman; presides at executive sessions of the independent directors with authority to call additional executive sessions or meetings of the independent directors (and communicating with our CEO, as appropriate, concerning matters arising from such executive sessions); approves Board meeting dates and agendas, as well as information packages provided to directors, and in consultation with the Chairman, recommends matters for the Board to consider; serves as a liaison between independent directors and the CEO and other members of senior management; and evaluates, along with the members of the Executive Compensation Committee of the Board, the performance of the Company’s CEO.

Five of our six directors are “independent” as defined by NASDAQ Marketplace Rules and we believe our overall Board leadership structure allows the Board to appropriately perform its oversight functions. The five directors determined to be independent are Messrs. Goldberg, Kantor, Kaplan, Nocita and Paul.  As indicated in “Proposal No. 1 - Election of Two Directors,” Dr. Sloane would also qualify as an independent director if he is elected by our stockholders.

The Board of Directors Role in Risk Management, Environmental Compliance and Workplace Safety

In connection with its oversight responsibilities, the Board of Directors has established certain committees, including the Audit Committee, Nominating and Governance Committee and Executive Compensation Committee, which periodically assess the various significant risks that we face. These risks include financial, technological, competitive, operational and compensation-related risks. Any such risk oversight that is not specifically assigned to a Committee comes within the purview of the Audit Committee. The Board (and its various Committees) administers its risk oversight responsibilities through our CEO and our CFO who, together with our other NEOs and other management of the Company’s operating subsidiaries, review and assess the operations of the businesses as well as operating management's identification, assessment and mitigation of the material risks affecting our operations. The Board (and its various Committees) also engages outside advisers who help assess risk periodically.

Given social trends and global initiatives to both monitor and reduce a company’s impact on the environment and to ensure workplace safety, our Board of Directors is fully committed to a policy of compliance with all such applicable rules and regulations.  To that end, our Board will periodically assess the need for the establishment of other Board level committees. We have a successful track record of maintaining compliance with the various global environmental standards and initiatives that are or could be applicable to our business segments, and a large percentage of our consolidated net sales have historically been for products designed and/or manufactured to the specifications imposed on us ultimately by the U.S. government (including its agencies) and by foreign governments.

Committees of the Board of Directors

Nominating and Governance Committee
The Nominating and Governance Committee is responsible for, among other things, identifying and evaluating candidates for election as members of our Board of Directors and reviewing matters concerning corporate governance policy, including responding to any stockholder concerns about corporate governance, Board of Directors and committee self-evaluations, and any related-party transactions.

Since its October 2009 reconstitution and through July 31, 2011 our Nominating and Governance Committee held seven meetings (including two in fiscal 2011).  The Committee also held meetings in August 2011, September 2011 and October 2011 (which occurred in our fiscal 2012). As discussed in the section entitled “Recent Changes; Significant Corporate Events and Background to Potential Contested Election,” Mr. Nocita, a current director, has informed us that, due to personal health issues, he will not stand for re-election at our Fiscal 2011 Annual Meeting of Stockholders.  As indicated in “Proposal No. 1 - Election of Two Directors,” the Board of Directors has nominated Dr. Sloane to fill the vacancy resulting from Mr. Nocita’s decision.  On the effective date that Mr. Nocita is no longer a director, the Board will select a new Chairman of our Audit Committee and review committee assignments.

In seeking and evaluating prospective members of our Board of Directors, our Nominating and Governance Committee considers the nature and scope of our business activities, and the capacity of our Board of Directors to provide oversight and positive contributions in areas of particular significance to the long-term creation of stockholder value.  Areas of experience and capability that our Nominating and Governance Committee particularly believes should be represented on our Board of Directors include operational, accounting and finance, and technology experience related to our business.

The Nominating and Governance Committee identifies nominees first by evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board does not wish to continue in service or if the Nominating and Governance Committee or the Board of Directors decides not to re-nominate a member for re-election, the Nominating and Governance Committee will identify the required skills, background and experience of a new nominee, taking into account prevailing business conditions, and will source relevant candidates and present candidates to the Board of Directors. In connection with the identification of possible new directors, the Nominating and Governance Committee considers the diversity of an individual’s professional experience, education, skill and other qualities and attributes as compared to the current Board of Directors.

In evaluating director nominees, the Nominating and Governance Committee generally considers the following factors:

•	our needs with respect to the particular competencies and experience of our directors;

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the knowledge, skills and background of nominees, in light of prevailing business conditions and the knowledge, skills, background and experience already possessed by other members of our Board of Directors;

•	familiarity with our business and businesses similar or analogous to ours; and

•	financial acumen and corporate governance experience.

Our Nominating and Governance Committee also believes that individual candidates should also demonstrate high levels of commitment, adequate availability to actively participate in our Board of Directors’ affairs, and high levels of integrity and sensitivity to current business and corporate governance trends.  Before recommending a candidate to our Board of Directors, all members of our Nominating and Governance Committee will participate in interviews with the candidate and our Nominating and Governance Committee will seek to arrange meetings between the candidate and other members of our Board of Directors.

Candidates are typically identified by our Board of Directors, including with the assistance of a global search firm experienced in director candidate searches. Our Nominating and Governance Committee will consider individuals recommended by stockholders. A stockholder who wishes to recommend a candidate for consideration by the Nominating and Governance Committee should do so in writing addressed to the Nominating and Governance Committee Chairman at Comtech Telecommunications Corp., 68 South Service Road, Suite 230, Melville, NY 11747.  Candidates recommended by stockholders will be considered according to the same standards of perceived Comtech need and potential individual contribution as are applied to candidates from other sources.

Our Board of Directors has determined that each member of our Nominating and Governance Committee is an “independent director,” as that term is defined in the NASDAQ Marketplace Rules.  Our Nominating and Governance Committee’s Charter and our Corporate Governance Policy and Guidelines are available on our website at www.comtechtel.com, under the link for “Board of Directors” in the “Investor Relations” section.

Audit Committee
Our Audit Committee functions include engaging our independent registered public accounting firm, directing investigations into accounting, finance and internal control matters, reviewing the plan and results of audits with our independent registered public accounting firm, overseeing our internal audit function, reviewing our internal accounting controls and approving services to be performed by our independent registered public accounting firm and related fees.   During fiscal 2011, our Audit Committee held five meetings.

Our Board of Directors has determined that all members of our Audit Committee are qualified to be members of the Committee in accordance with NASDAQ Marketplace Rules and meet the independence criteria set forth in the rules of the SEC.  Our Board of Directors has determined that Messrs. Nocita and Paul qualify as “audit committee financial experts,” as defined by SEC rules, based on their education, background and experience. As discussed in the section entitled “Recent Changes; Significant Corporate Events and Background to Potential Contested Election,” Mr. Nocita, a current director, has informed us that, due to personal health issues, he will not stand for re-election at our Fiscal 2011 Annual Meeting of Stockholders.  As indicated in “Proposal No. 1 - Election of Two Directors,” the Board of Directors has nominated Dr. Sloane to fill the vacancy resulting from Mr. Nocita’s decision. On the effective date that Mr. Nocita is no longer a director, the Board will select a new Chairman of our Audit Committee and review committee assignments.

Our Audit Committee’s Charter is available on our website at www.comtechtel.com on the “Investor Relations” link.

Executive Compensation Committee
Our Executive Compensation Committee (referred to throughout this proxy by name or by “ECC”) of our Board of Directors considers and authorizes remuneration arrangements for our executive officers.  Our ECC also constitutes our Stock Option Committee which administers our stock option plans.  Our ECC held ten meetings during the past fiscal year. Our ECC determines the terms of performance-based awards for our executive officers, and negotiates the terms of any employment agreements with our executive officers.  In addition, our ECC monitors the aggregate share usage under our stock incentive programs and potential dilution of the stock option programs, except with respect to the application of our Company’s 2000 Stock Incentive Plan to non-employee directors.

From time to time, Steven Hall & Partners, LLC (“Steven Hall”), an independent executive compensation consulting firm, has been retained by our ECC to advise and assist it with respect to certain executive compensation matters.  Our ECC has the sole authority to set Steven Hall’s compensation and/or to terminate the services of Steven Hall. Steven Hall is independent and provides no services to us other than relating to executive and director compensation.

In June 2011, Steven Hall was specifically retained to assist the ECC in its review and amendment of the CEO’s employment agreement and to perform a comprehensive review of executive compensation. Steven Hall was also engaged, since the beginning of fiscal 2011 to assist in the preparation and review of disclosures relating to compensation matters, to advise on alternative designs for compensation plans and to provide additional oversight of the administration of compensation programs. Steven Hall’s compensation study and advice was discussed and presented to the ECC in July 2011 and subsequent meetings and ultimately, as discussed further in the section entitled “Compensation Discussion and Analysis,” the ECC made changes in the performance metrics used to determine non-equity incentive plan awards for our CEO and other corporate executive officers for fiscal 2012.

Our ECC often requests our CEO and CFO to be present at meetings where executive compensation and corporate and individual performance are discussed and evaluated by the ECC or the Board of Directors.  At these meetings and at other times, these executives provide insight, suggestions and recommendations, as requested by the ECC, regarding executive compensation matters.  Our ECC also meets with our CEO to discuss his own compensation package, and his recommendations for other executives, but ultimately decisions regarding compensation for our CEO and other executive officers are made by our ECC.  Only ECC members are allowed to vote on decisions made regarding executive compensation, and these votes generally take place during the “executive session” portion of our ECC meetings, when members of management are not present. Our CEO, CFO, and other members of our management team may work with Steven Hall to provide it information and to develop proposals and ensure the accuracy of presentations to the ECC.

Our Board of Directors has determined that each member of our ECC is an “independent director,” as that term is defined in the NASDAQ Marketplace Rules.  Our ECC has adopted a charter which is posted on our web site at www.comtechtel.com.

Executive Committee
Except as limited by law, our Executive Committee has the authority to act upon all matters requiring Board of Directors approval.  In practice, our Executive Committee has been tasked with finalizing the logistics and administrative tasks associated with decisions that have been vetted by the full Board of Directors.  During fiscal 2011, our Executive Committee held two meetings.

Board of Directors Meetings

Our Board of Directors held seventeen meetings during fiscal 2011, including regularly scheduled and special meetings.

All of our directors attended or participated in 100% of regularly scheduled meetings during fiscal 2011.

All of our directors, other than Mr. Nocita, attended at least 90% of the total number of Board of Directors meetings and the total number of meetings held by committees of our Board of Directors on which each such director served during fiscal 2011. Mr. Nocita attended 88% of the Board of Directors meetings, 90% of the Executive Compensation Committee meetings and 80% of the Audit Committee meetings during fiscal 2011.

Communications with Our Board of Directors

Stockholders may communicate with our Board of Directors, our Lead Independent Director or any other individual director by writing to us at Comtech Telecommunications Corp., Attention: Corporate Secretary, 68 South Service Road, Suite 230, Melville, NY 11747.

Annual Meeting Attendance

Our Board of Directors has adopted a policy which encourages directors, if practicable and time permitting, to attend our annual meetings of stockholders, either in person, by telephone or by other similar means of live communications (including video conference or webcast).  All incumbent directors, who were serving as directors at the time, attended our Fiscal 2010 Annual Meeting of Stockholders in person.

CODE OF ETHICS

We have adopted a written Standards of Business Conduct that applies to our Board of Directors, principal executive officer, principal financial officer, principal accounting officer, controller and to all of our other employees.  These standards are a guide to help ensure compliance with our high ethical standards.

A copy of the Standards of Business Conduct is maintained on our website at www.comtechtel.com, under the link “Investor Relations.” We intend to post on our website, as required, any amendment to, or waiver from, any provision in our Standards of Business Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and that relates to any element of the standards enumerated in the rules of the SEC.

COMPENSATION DISCUSSION AND ANALYSIS

Our Executive Compensation Committee (“ECC”) determines the compensation of all of our executive officers.  This discussion and analysis focuses on our Named Executive Officers (“NEOs”) and should be read in conjunction with the “Summary Compensation Table” and other compensation tables in this Proxy Statement.

Executive Summary

Our executive compensation program is designed to produce long-term business success and is based on a pay for performance philosophy.  Our NEOs have historically received pay opportunities through: (i) annual salaries, (ii) stock option awards and (iii) non-equity incentive awards based on the level of pre-tax profit generated and, for employees other than our CEO, based on the achievement of various financial and personal goals.  More than 80% of our CEO’s average total compensation (and 69% of other NEOs’) for the past three fiscal years have been incentive based; thus, if performance objectives, both long-term and short-term, are not achieved, our NEOs will ultimately realize significantly lower pay.  Over time, our pre-tax profit and total compensation (including stock option awards and non-equity incentive awards) are expected to trend together and align with long-term stockholder returns, although in any given year there may be some variability.  The chart below illustrates the relationship between profit-before tax and total compensation for our NEOs for the three fiscal years ended July 31, 2011.

Profit Before Tax vs. Total Compensation
$120
$100
$80
$60
$40
$20
$-
Profit Before Tax (PBT) (M)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$-
Total Compensation (M)
$73.3
$5.2
$1.3
$97.3
32.8% increase vs. 2009
$5.8
12.5% increase vs. 2009
$1.3
2.9%
$101.8
4.6% increase vs. 2010
$4.9
(16.0%) decrease vs. 2010
$0.9
(33.7%)
2009
2010
2011
PBT
CEO Total Compensation
Average Other NEO Total Compensation

In determining the fiscal 2011 compensation levels to be awarded to our NEOs, the ECC evaluated our financial results and the performance of our stock. This evaluation considered, among other performance factors, the following:

•
Our stock price increased from $21.57 on August 1, 2010 to $26.95 on July 31, 2011. Through July 31, 2011, we paid cash dividends to our stockholders aggregating $20.1 million, or $0.75 per share. Thus, we generated a total one year stock return of approximately 29.4%;

•	GAAP earnings per share on a diluted basis increased to $2.22 in fiscal 2011 from $1.91 in fiscal 2010, a 16% increase;

•	GAAP operating income increased to 17.6% of consolidated net sales in fiscal 2011 from 13.4% in fiscal 2010; and

•	GAAP profit before tax increased from $97.3 million in fiscal 2010 to $101.8 million in fiscal 2011.

As further discussed below, despite the strength of our fiscal 2011 performance and the significant stockholder value that we created during fiscal 2011, our ECC believed that it was important to award lower total fiscal 2011 compensation to our NEOs. In addition, based on a study that it authorized in June 2011, the ECC modified our fiscal 2012 compensation program and thereafter, our Nominating and Governance Committee recommended and our Board adopted robust minimum equity ownership interest guidelines and related holding requirements that it believes further align our NEOs with our stockholders.

In making the decision to award lower total compensation to our NEOs (including our CEO), our ECC considered the continuing impact to our business of the July 2010 decision by the U.S. Army to award the Blue-Force Tracking-2 (“BFT-2”) contract to a competitor, and the U.S. Army’s related decision to combine its Movement Tracking System (“MTS”) program with the BFT program. While the U.S. Army’s decisions did not have an immediate impact on our financial results, they did result in a loss in stockholder value which has not yet been fully recovered. In March 2009, our stock price immediately declined following our disclosure that the U.S. Army had informed us that it did not anticipate placing additional orders for our mobile satellite transceivers. Also, in April 2009, the U.S. Army announced that it intended to seek competitive sources for its next generation BFT-2 program. Ultimately, on July 21, 2010, we announced that the BFT-2 contract was awarded to a competitor that had submitted a bid 50% lower than our proposal and our stock plummeted 31.9% in one day. The apparent impact of these announcements resulted in a cumulative 43.1% negative impact to total stockholder return for the three years ended July 31, 2011 as illustrated below:

Despite our year-over-year increased pre-tax profits and the significant increase in our stock price since July 31, 2010, the ECC believes that total and realizable compensation should align with long-term stockholder value, although in any given year there will be some variability. As such, our ECC took the following actions in June 2011:

•	The value of stock-based awards granted to the CEO was reduced by 58% as compared to fiscal 2010;
•	The value of stock-based awards granted to the CFO was reduced by 50% as compared to fiscal 2010; and
•	The value of stock-based awards granted to other NEOs (who were employed as of the beginning of the year and who remain employed) as a group was reduced by 38% as compared to fiscal 2010.

In June 2011, the ECC concluded that our stock price was significantly and temporarily undervalued and our NEOs should not benefit by receiving the same value of stock-based awards as compared to the prior two fiscal years given our stock’s performance as a result of the loss of BFT-2. The ECC also considered that stock-based awards granted to our NEOs for the prior two fiscal years were out-of-the-money and that these previously granted stock-based awards aligned our NEOs with our stockholders’ interests. The ECC views stock options as appropriate long-term incentives, as they compensate our NEOs only if they successfully raise our stock price over a long-term period.  Our NEOs have not realized any economic value from stock options granted during the past three fiscal years ended July 31, 2011. In addition to the lower value of stock-based awards granted in June 2011, the ECC also awarded lower non-equity incentive awards to our NEOs in fiscal 2011 as compared to fiscal 2010.  Thus, when considering the lower value of stock-based awards and non-equity incentive awards, total compensation for the CEO and CFO for fiscal 2011 declined from fiscal 2010 by 16% and 20%, respectively, and total compensation of our other NEOs (who were serving in the previous fiscal year) also declined.

As discussed further below, in June 2011, our ECC engaged an independent executive compensation consultant to prepare an independent comprehensive study of our NEOs’ compensation. Based on this study, the ECC’s decisions relating to fiscal 2012 goals, and our expected fiscal 2012 financial performance (which includes the financial impact of the BFT-2 loss), non-equity incentive awards for our NEOs (including both our CEO and CFO) are expected to be materially lower (e.g., decrease by more than 50%) in fiscal 2012 as compared to fiscal 2011.

The ECC believes that the decline in stockholder value during the three years ended July 31, 2011 is temporary and that our NEOs and other senior executives are critical to the future success of our business. Despite the decision by the U.S. Army to award the BFT-2 contract to another party and the difficult economic conditions that our businesses currently operate in, our ECC believes that our NEOs’ performance in fiscal 2011 was excellent and that our company’s operating performance was solid, and improved as compared to fiscal 2010. The ECC believes that the actions that management took in fiscal 2011 to respond to the loss of BFT-2 have so far proven successful.  Our ECC believes that management continues to respond to challenging business conditions by positioning Comtech for long-term growth and profitability and to improve long-term returns to stockholders, as evidenced by the following:

•
Excluding MTS and BFT program sales and despite challenging business conditions, our core consolidated net sales in fiscal 2011 were approximately $363.8 million as compared to $355.0 million in fiscal 2010.

•
Our management team continues to negotiate with the U.S. Army regarding the future direction of the MTS and BFT program. During these discussions, the U.S. Army has informed us that it may require certain MTS and BFT sustaining services for several years, and that it potentially may award to us a new multi-year sustainment contract.  We expect that our management will continue to have ongoing discussions with the U.S. Army over the next few months as the U.S. Army determines its ultimate go-forward strategy.

•	Our company is able to continue to fund new research and development expenses in areas that have excellent growth opportunities in growth markets.

•	Significantly reducing headcount and implementing cost reduction actions in our three operating segments.

•	Pursuing acquisition opportunities in a disciplined manner.

•
Providing our Board of Directors with the opportunity to authorize a significant return of capital to our stockholders through common stock repurchase programs aggregating $350.0 million (via a $100.0 million program first announced in September 2010, a second $150.0 million program announced in July 2011 and, because of the pace of repurchases, an increase to $250.0 million in September 2011); and an annual dividend program that was initiated at a targeted $1.00 per share in September 2010 and subsequently increased to a targeted $1.10 per share in September 2011.

We recently announced our fiscal 2011 year-end results and have spoken with many investors and stockholders in an effort to communicate our strategies that we expect will drive additional long-term returns for our stockholders. We have been pleased with the results, so far. As illustrated in the graph below, from August 1, 2011 through October 31, 2011 (which represents the performance of our stock for the first quarter of fiscal 2012), our stock price has increased from $26.95 to $33.11, representing a 22.9% stock price appreciation and has significantly outperformed various relevant benchmarks (see page 24 for full names). During this time, our stock yielded a 23.9% total return.

Our ECC believes that its compensation programs (including the changes it has made for fiscal 2012) support our long-term growth strategy and will continue to result in the creation of long-term stockholder value.

For the past ten years (the period of October 31, 2001 to October 31, 2011), our stock has significantly outperformed its peers and relevant benchmarks.  During this time frame, as illustrated in the below graph, our total stockholder return has increased 476.6% as compared to the Standard & Poor’s (“S&P”) 600 Small Cap Index, the Russell 2000 Index, the S&P 500 Index, and the Global Industry Classification Standard (“GICS”) 4520, which increased 101.2%, 73.1%, 43.7%, and 36.7%, respectively. Comtech’s stock performance over this period represents an average annual total stock return of 19.1%.

Our ECC believes this ten year time frame is an appropriate period over which to measure the historical success of our pay for performance compensation approach because it demonstrates our total performance irrespective of the growth and decline in revenues from our MTS and BFT contracts.  Despite our successful long-term track record and superior stockholder return, our ECC believed that given the magnitude of the impact to our business and our stock price from the loss of BFT-2, it was necessary to perform a comprehensive review of our compensation practices.

In June 2011, our ECC engaged Steven Hall, an independent executive compensation consulting firm, to assist it in performing a comprehensive review of our executive compensation. Our ECC also retained Steven Hall to assist in its negotiations of an amended and restated employment agreement with our CEO.  On August 1, 2011, the ECC completed its negotiations and authorized us to enter into an amended and restated employment agreement with our CEO, which included more restrictive terms related to change-in-control severance and benefits including:

•	a change from a so-called “modified single trigger” to a “double trigger” provision; and
•	eliminating the so-called tax “gross-up” provision payable if severance and benefits were to trigger an excess golden parachute excise tax.

Based on the comprehensive review performed by its independent compensation consultant and feedback from our stockholders, the ECC believed it was appropriate to require that our corporate NEOs’ (including our CEO’s) fiscal 2012 non-equity incentive awards include specific GAAP diluted EPS goals. All of our corporate NEOs’ (including our CEO’s) fiscal 2012 goals include minimum financial performance thresholds. Based on expected fiscal 2012 financial performance (which includes the financial impact of the BFT-2 loss), non-equity incentive awards for our NEOs are expected to be materially lower (e.g., decrease by more than 50%) in fiscal 2012 as compared to fiscal 2011. Our ECC also decided not to award raises in fiscal 2012 to our NEOs (including our CEO), except for our CFO.

In connection with the changes that the ECC made, our Board of Directors (based on the recommendation of the Nominating and Governance Committee) also adopted robust minimum equity ownership interest guidelines and related holding requirements that it believed would further align our NEOs and non-employee directors with our stockholders.

These changes and other aspects of fiscal 2011 and 2012 compensation are discussed in more detail throughout this “Compensation Discussion and Analysis” section.

Objectives of Our Compensation Program for NEOs

The principal goals of our compensation program for our NEOs are to help us attract, motivate and retain the talent required to develop and achieve our strategic and operating goals, with a view to maximizing stockholder value.  We intend for our executive officer compensation program to support our growth-oriented business strategy by motivating and rewarding management activities that create long-term stockholder value.

Our key executive officer compensation objectives are to:

•	Attract and retain the key leadership talent required to successfully execute our business strategy;

•	Align executive pay with performance, both annual and long-term;

•	Ensure internal equity that reflects the relative contribution of each executive officer;

•	Strongly link the interests of executives to those of our stockholders and other key constituencies;

•	Keep our executive compensation practices transparent;

•	Comply with applicable rules and regulations; and

•	Administer executive compensation in a cost-effective and tax-efficient basis.

We seek to achieve these goals by placing a major portion of the executives’ total compensation at risk, in the form of an annual non-equity incentive plan award and stock option awards.  Annual non-equity incentives are intended to motivate and reward the NEO’s efforts and contributions to our long-term success. Cash bonuses can be paid separately to reward other accomplishments.  Stock options create compensation opportunities intended to align management’s long-term interests with those of our stockholders.  Such cash and stock-based compensation components have been critical factors in attracting and retaining key employees and are intended to contribute to a high level of executive commitment to our business success.

Our ECC assesses performance of our NEOs in light of business conditions and based on the efforts and effectiveness of each individual NEO as well as their collective efforts.  Our ECC also exercises its judgment as to the appropriate sharing between management and stockholders of the benefits of our business success. We also intend that the levels of compensation available to executive officers be fair internally as compared to each other and competitive in the marketplace.

Our compensation program needs to be competitive so that we can retain our executive officers who have demonstrated their leadership, commitment and overall worth to our organization.  These executives may be sought by other firms or may have other interests.  A competitive program likewise is critical to our ability to attract new executives who share our values and commitment and who have demonstrated the abilities needed to add value to Comtech.

The ECC believes that its compensation program will result in long-term alignment with our stockholders.  Although our recent three-year total stockholder returns have been impacted by the loss of the BFT-2 contract, our stockholders have been rewarded with outstanding long-term performance. As illustrated on the chart in the “Executive Summary” caption on page 24, for the past ten years (the period from October 31, 2001 to October 31, 2011), our stock has significantly outperformed its peers and relevant benchmarks. During this time, our total stockholder return has increased 476.6% as compared to the S&P 600 Small Cap Index, the Russell 2000 Index, the S&P 500 Index, and the GICS 4520 which increased 101.2%, 73.1%, 43.7%, and 36.7%, respectively. Comtech’s stock performance over this period represents an average annual return of 19.1%.

As discussed throughout this “Compensation Discussion and Analysis” section, the ECC believes that with the implementation of our strategy and the changes that it made in fiscal 2012, we will be able to achieve positive returns for our stockholders and are on the right track to do so. As illustrated in the graph on page 23, during the first quarter of our fiscal 2012 from August 1, 2011 through October 31, 2011, our stock price has increased from $26.95 to $33.11 or a 23.9% total stockholder return, and has significantly outperformed various relevant benchmarks.

Determination of Compensation Opportunities for NEOs

Overview

In general, our ECC intends that the total compensation opportunity for an executive will be competitive with market levels of compensation.  From time to time, our ECC considers compensation information relating to competitive companies in order to gauge market levels of compensation for executive talent.

In making decisions regarding our executive officer compensation, ECC members draw upon their general knowledge and understanding of what executive officers of other companies are earning, particularly in our industry, and which has been derived from publicly available information such as other public company SEC filings and published reports on executive compensation and from the preparation of and participation in benchmark studies. The ECC also has the ability to engage independent advisers.

In June 2011, the ECC retained Steven Hall, an independent compensation consulting firm to:

•	Prepare a comprehensive benchmarking survey and analysis for our NEOs' (including our CEO's) compensation;

•	Assist the ECC in its review and amendment of the CEO’s employment agreement, which was set to expire on July 31, 2011;

•	Assist the ECC in the preparation and review of disclosures relating to compensation matters;

•	Assist the ECC in consideration of alternative designs for compensation arrangements; and

•	Provide additional oversight of the administration of compensation programs.

The ECC intended to and did utilize this independent comprehensive benchmarking study in its consideration of: (i) establishing and authorizing actual fiscal 2011 non-equity incentive award payouts, and (ii) establishing amounts for salary, non-equity incentive award opportunities (including the establishment of specific goals and targets), and stock-based awards for fiscal 2012.

This independent comprehensive benchmark study, which was presented to the ECC in July 2011 and benchmarked compensation of our NEOs against a group of comparable telecommunications equipment companies, is discussed in detail in the section entitled “ECC’s Assessment of 2011 and 2012 Independent Comprehensive Review of Executive Compensation” which starts on page 35.

The ECC sets pay opportunities for specific individuals based on the skills, experience and long-term performance of the individual and assessments with respect to the individual’s ability to add value to our Company. Our ECC has utilized a “pay-for-performance” policy in developing and allocating compensation elements between long-term and short-term, and allocating between cash and non-cash compensation, which has resulted in significant growth and stockholder value creation when viewed over a number of years.

This pay-for-performance approach has resulted in annual compensation opportunities that have been generally more heavily weighted towards elements that consist of incentive-based compensation opportunities rather than fixed compensation opportunities. Over time, our pre-tax profit and total compensation (including stock option awards and non-equity incentive awards) are expected to trend together, although in any given year there may be some variability.

Elements of Compensation Packages

The following elements comprise the cash compensation opportunities for NEOs:

Base Salary – Base salaries paid to our executive officers are intended to be generally competitive with those paid to executives holding comparable positions in the marketplace. Our ECC reviews base salaries each year and, as appropriate, makes upward adjustments based on the ECC’s assessment of the executive officer’s individual performance, taking into consideration the operating and financial performance of our Company’s operations for which the executive is responsible.  The ECC also considers the budgeted level of merit increases for all employees generally in determining salary adjustments for executive officers.  These adjustments reflect a degree of subjectivity and business judgment on the part of our ECC as to the performance and competitiveness of salary levels for each of our NEO’s positions.

Bonuses – Our ECC has the ability to award cash bonuses to our NEOs which are intended to motivate and reward achievement of corporate objectives by creating the potential to earn compensation for achieving subjective or non-specific financial and performance goals. Bonuses (as defined by SEC rules and regulations) include one-time awards such as sign-on bonuses to a newly hired NEO and cash bonuses to a NEO for extraordinary performance.  Our ECC does not routinely award annual cash bonuses to NEOs.

Non-equity Incentive Plan Awards – Non-equity incentive plan compensation is intended to motivate our NEOs to achieve annual operating objectives and goals that are designed to enhance long-term stockholder value. Our annual non-equity incentive plan, which is established by the ECC during the early part of any given fiscal year, generally comprises the largest portion of total annual compensation for each NEO, and is intended to qualify as “performance-based” under Section 162(m) of the Internal Revenue Code.  Our non-equity incentive plan is subject to the terms and conditions of our 2000 Stock Incentive Plan, which was approved by our stockholders.  Our 2000 Stock Incentive Plan was last amended and restated as of June, 2, 2010 and is more fully described in the section entitled “Proposal No. 3 – Approval of Amendment to Our 2000 Stock Incentive Plan and Related Actions.”

In its most simplistic terms, our non-equity incentive plan provides our NEOs an annual opportunity to potentially earn compensation based on a maximum amount payable, based on a level of “pre-tax profit” (as defined below) and the achievement of minimum and maximum thresholds for financial performance goals such as GAAP diluted EPS, bookings and cash flow generation that are considered by the ECC. The ECC also establishes specific personal goals for all NEOs other than our CEO. In no instance can an individual non-equity incentive award exceed a predetermined maximum dollar limitation that is based on a percentage of salary, which currently ranges from 300% to 500%.

If applicable pre-tax profits are not positive in any given fiscal year, an individual NEO cannot receive any non-equity incentive payment; and, if minimum financial performance goals (e.g., achieving a specific GAAP diluted EPS target of $X.XX) are not achieved, the NEO will not receive a non-equity incentive award tied to that specific financial performance goal. In all cases, awards potentially payable under our non-equity incentive plan are subject to the full negative discretion of the ECC (except for $285,000 which, based on fiscal 2011 results, was paid to our CEO pursuant to his amended and restated employment agreement). After calculating a potential maximum non-equity incentive plan award for any given fiscal year, the ECC performs a subjective evaluation of performance for each NEO (including our CEO) and can ultimately utilize its business judgment to reduce the maximum award potentially payable by any amount, including to zero.

Our non-equity incentive plan financial goals in fiscal 2011 and fiscal 2012 for all of our NEOs who are subsidiary presidents were based on the level of applicable pre-tax profit, bookings and free cash flow achieved. Our non-equity incentive plan awards in fiscal 2011 for our CFO and our Senior Vice President, Strategy and M&A, were based on the level of company-wide pre-tax profit and free cash flow (both as defined below) achieved. These NEOs were also assigned personal goals. Our non-equity incentive plan award in fiscal 2011 for our CEO was based on the level of company-wide pre-tax profit achieved. As discussed further below, in fiscal 2012, our non-equity incentive plan for our corporate NEOs (including our CEO) was enhanced to include specific minimum targets for GAAP diluted EPS. The ECC believes these measures and goals are appropriate because their achievement should create long-term stockholder value and are aligned with our stockholders’ interest, a relationship borne throughout Comtech’s history.

The definition of pre-tax profit utilized for the establishment of the non-equity incentive plan pool is similar to pre-tax income determined under U.S. GAAP. However, as further described below, we do make certain adjustments.

Historically, our pre-tax profit measure was calculated and defined to eliminate certain effects including: (i) stock-based compensation recorded pursuant to FASB ASC Topic 718, (ii) the amortization of newly acquired intangibles with finite lives (e.g. the acquisition of intangible assets as part of a business combination that was required to be capitalized and subsequently amortized, and then, only for the first year of an acquisition), (iii) any adjustments required by the adoption of new accounting standards, (iv) certain costs associated with exit or disposal activities accounted for pursuant to FASB ASC Topic 420, (v) expenses associated with the termination of employees under FASB ASC Topic 420, (vi) goodwill impairment, (vii) expenses (e.g. such as investment banking or due-diligence fees) incurred in connection with a completed business combination, and (viii) expenses related to potential or actual change-in-control matters.

In the case of our CEO, pre-tax profit also eliminates the expense of the annual non-equity incentive award potentially payable to our CEO.  The ECC utilized the aforementioned pre-tax profit definition in fiscal 2011 and, in connection with the establishment of our annual goals for fiscal 2012, adopted a similar definition. Because pre-tax profit includes all expenses incurred in generating net sales, the ECC believes that the pre-tax profit measure is an appropriately broad financial measure that does not create distorted incentives that might impel undue risk taking.  In addition, because our NEOs (including our CEO effective beginning in fiscal 2012) also receive financial goals such as bookings, free cash flow and GAAP diluted EPS, our ECC believes that our non-equity incentive awards will appropriately align with the creation of long-term stockholder value.

In establishing the maximum amounts potentially payable expressed as a percentage of pre-tax profits, the ECC considers prior fiscal years’ achievements, known opportunities and business planning for each fiscal year.  Significant input is received from our CEO. At the same time the maximum amount potentially payable is determined, the ECC establishes the specific financial and personal performance goals that it assigns to each NEO that it intends to utilize, in part, to conduct a year-end evaluation of the individual performance of each NEO. Our CEO does not receive any specific personal goals but is evaluated on a broad basis by our ECC. Any applicable financial and personal performance goals are summarized on an annual “Goal Sheet” that is acknowledged by each individual NEO (including our CEO).  Beginning in fiscal 2012, financial goals were assigned to the CEO and corporate NEOs based on a targeted level of pre-tax profit and GAAP diluted EPS. Fiscal 2012 goals for our corporate NEOs (including our CEO) include minimum financial performance thresholds that will be considered in determining the amount of the actual non-equity incentive award for fiscal 2012. The ECC established these goals at a level it deemed challenging, but with a reasonable likelihood of being achieved, after its review of our fiscal 2012 business plan and taking into consideration both our acquisition strategy and the repurchase of our common stock in fiscal 2012 pursuant to our existing stock repurchase program. Both financial and personal performance goals, for fiscal 2011 and 2012, were generally viewed as challenging but with a roughly even chance of being achieved.  Actual consolidated performance targets and goals for any fiscal year are disclosed after the fiscal year has ended and actual consolidated results have been disclosed.

In the past few years, financial performance goals established by the ECC have been based on pre-tax profit (as defined above), free cash flows (as defined below), and new customer orders. Personal performance goals have included objectives related to new product development, new customer wins and the improvement of accounting and financial related controls including those relating to export compliance regulations, and other goals that promote the business success of Comtech.  Many of the personal goals represent important steps in the management of our business for its long-term success, which reduces the risk that our annual non-equity incentive program could provide an incentive to favor short-term results over long-term performance.

Our non-equity incentive award payouts for all of our NEOs (including our CEO) are subject to a recoupment policy (often referred to as a “clawback” policy) which would require forfeiture of a specified portion of the annual incentive award under certain circumstances, including if the NEO were to engage in certain activities that would be grounds for termination for cause (including misconduct that would cause us to issue a restatement of our financial statements), or if the employee were to engage in competition with us or other specified activities detrimental to us.

The formulaic application of our non-equity incentive plan awards are described in the below section entitled “Description of the Mechanical Calculation of Our Non-Equity Incentive Plan Awards.”

Description of the Mechanical Calculation of Our Non-equity Incentive Plan Awards
Assuming applicable pre-tax profits are positive, the annual process for determining the actual amount of any non-equity incentive award potentially payable to each NEO is described below:

•
A maximum dollar amount potentially payable is first calculated for each NEO. This amount is calculated by simply multiplying the applicable pre-tax profit actually achieved by the applicable maximum pre-tax profit percentage that was established by the ECC at the beginning of the year.  This maximum dollar amount is further subject to a dollar limit based on a percentage of salary.

•
The ECC then performs an evaluation of each individual NEO’s performance (including our CEO, effective for fiscal 2012) using the Goal Sheet, strictly as formulaic guidance, to calculate a potential non-equity incentive award. For NEOs other than the CEO, each financial performance goal is assigned a weight so that the sum represents 75%. Then, the percentage factor for each financial performance goal is decreased or increased proportionally as a function of the actual achievement of each financial goal, from a minimum of 70% up to a maximum of 150%. Achievement of less than 70% of any financial performance goal would result in no credit for that goal. Each personal performance goal is assigned a weight so that the sum represents 25%. The weight assigned to individual personal goals is not adjusted for actual achievement. The maximum aggregate percentage that an NEO could earn is equal to 137.5% which was utilized to determine the maximum pre-tax profit rate that was approved by the ECC early in the fiscal year. The weighted percentage of targeted financial and personal performance goals actually achieved is then divided by 137.5% to arrive at the percentage of the applicable maximum potential payout if the ECC exercised its negative discretion based solely on the Goal Sheet.  If the NEO met 150% of all financial goals and 100% of personal goals, this mechanical calculation would result in an amount equal to the maximum dollar amount potentially payable that was originally calculated for each NEO. For fiscal 2012, the weights assigned to the CEO’s goals are 50% to pre-tax profit and 50% to GAAP diluted EPS.

•
The ECC then considers whether it is appropriate to 1) award the maximum dollar amount of non-equity incentive calculated based solely on the maximum pre-tax profit rate, 2) award the dollar amount of non-equity incentive award based on the strict mechanical calculation derived from the pre-established Goal Sheet, or 3) award a dollar amount of non-equity incentive at any number (including zero) so long as the dollar amount of the award ultimately determined does not exceed the maximum dollar amount potentially payable. In the past, the ECC has elected, in some cases, not to rely strictly on the mechanical calculation based on the Goal Sheet in its evaluation of each NEO.  Instead, at year end, the ECC considers positive or negative aspects of performance and other factors that were not considered at the time of the establishment of the original Goal Sheet.  Thus, it is possible that an NEO could not achieve any of the original financial and personal performance objectives but still receive an award so long as the amount does not exceed the maximum dollar amount calculated above, or the maximum limitation based on the applicable percentage of salary. At the same time, it is possible that an NEO could achieve 150% of all financial goals and 100% of personal goals, but the ECC could reduce the amount payable to zero based on its discretionary evaluation of a NEO’s performance.

We believe that the design of our non-equity incentive plan is preferable to other plans because our plan:

•	Affords the ECC the ability to reduce or eliminate a potential award payable to an NEO whose performance lagged after reaching a pre-set mechanically calculated goal level or bonus limit;

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Permits the ECC to disregard the strict mechanical calculations associated with formulaic criteria by using its business judgment to provide for a non-equity incentive award to an NEO for superior work performed in response to changing economic and business conditions, as well as unanticipated work performed as a result of changing dynamics in the market for our products and services; and

•
Allows for the ability of the ECC to reward efforts to create stockholder value that may not produce quantifiable tangible results within a fixed or predictable time period, which is important given the long-term characteristics of our business.

In addition to the cash compensation opportunities offered to our NEOs, the ECC believes that it is critical to offer long-term equity incentive awards and other benefits as follows:

Long-term Equity Incentive Awards – The ECC provides a substantial portion of compensation to each of our NEOs in the form of long-term equity incentive awards. Historically (and in fiscal 2011), this component of compensation was provided through grants of stock options under our 2000 Stock Incentive Plan.  The ECC believes that stock options align the NEOs’ interests with those of our stockholders by providing each NEO with an opportunity to share in the appreciation in the value of our Common Stock.  The vesting terms of our stock options provide a strong inducement for our executive officers to remain in long-term service to Comtech.  In determining the level of annual grants of stock options, for each respective NEO, our ECC considers the fair value of options as a component of total compensation. Our ECC has historically granted stock options with an exercise price equal to the market price on the date of grant.  Fair value of our stock options is based on the Black-Scholes fair value at the grant date, calculated for purposes of FASB ASC Topic 718. Based on the August 2011 recommendation of our Nominating and Governance Committee to our Board of Directors in connection with the adoption of revised equity ownership interest guidelines, non-employee directors and NEOs are required to permanently hold any shares received from the exercise of stock options or the delivery of shares pursuant to a restricted stock-based or similar award, less the number of shares used for the payment of any related exercise price and applicable taxes, until that particular non-employee director or NEO meets their applicable equity ownership interest guideline which is discussed in the below section entitled “Other Policies and Practices Related to Our Compensation Program for Named Executive Officers (“NEOs”).

The level of annual grants of stock options, for each respective NEO, is determined by our ECC on an annual basis considering the individual NEO’s total compensation package and each individual’s overall performance with a view toward maintaining aggregate internal pay equity.  The largest individual stock option awards are to our CEO to recognize his impact on our future success and reflect the ECC’s desire to encourage his long-term service.   Our ECC also believes that our CFO plays a unique and significant role in ensuring the short-term and long-term integrity and oversight of our financial reporting practices. As such, in order to ensure that our CFO remains properly incentivized, he generally receives a higher proportion of his total compensation in the form of his annual long-term equity incentive award, which is intended to focus our CFO on maintaining sound long-term financial reporting practices. Under certain circumstances, our 2000 Stock Incentive Plan allows us to recover an amount equal to any gain realized as a result of the exercise of any stock option, if an NEO engages in detrimental activities.

Our NEOs who are subsidiary presidents generally receive annual stock option awards that historically have had a grant date fair value that is lower in proportion to their total compensation; however, their maximum non-equity incentive plan awards represent a higher proportion.  This reflects the ECC’s belief that NEOs, who are subsidiary presidents, can more directly impact the annual financial results of the operations they directly oversee.  The ECC considers total compensation expense in determining the specific number of awards for any given fiscal year. Our ECC typically grants stock options under the 2000 Stock Incentive Plan with an exercise price equal to 100% of the fair market value, defined as the closing price of our Common Stock on the grant date.   Stock options are generally granted to our NEOs on an annual basis on or about the same date that we provide an annual grant to all of our employees. We currently time our annual stock option granting process for continuing employees to occur in June of each fiscal year which aligns with the timing of our annual business planning process.

Our ECC values options as a component of compensation when the options are being granted. Historically, our ECC did not alter the level of its grants based on the built-up value of previously granted options or value realized by executives by exercising previously granted stock options. However, in June 2011, the ECC decided to reduce the value of fiscal 2011 stock-based awards granted to our NEOs (including our CEO) due to the performance of our stock over a three-year period, which reflects the significant impact of the loss of the BFT-2 contract. Also, at the time, the ECC concluded that our stock price was significantly and temporarily undervalued and that our NEOs should not benefit by receiving the same value of stock-based awards as compared to the prior two fiscal years given our stock’s performance. The ECC also considered that stock-based awards granted to our NEOs for the prior two fiscal years were out-of-the-money and these previously issued stock-based awards aligned our NEOs with our stockholders. The ECC views stock options as appropriate long-term incentives, as they compensate our NEOs only if they successfully raise our stock price over a long-term period.  Our NEOs have not realized any economic value for stock options granted during the past three fiscal years ended July 31, 2011.

Other Annual Compensation and Benefits – Although direct compensation, in the form of salary, non-equity incentive awards and stock-based incentive awards provide most of the compensation to each NEO, we also provide for the following items of additional compensation:

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Retirement savings are provided by our tax qualified 401(k) plan, in the same manner available to U.S. employees. This plan includes an employer matching contribution which is intended to encourage employees (including our NEOs) to save for retirement.

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Health, life and disability benefits are offered to NEOs in the same manner available to all of our U.S. employees. However, our CEO has elected to enroll in a non-Company sponsored healthcare plan.  We provide additional life insurance policies for our CEO and each of our NEOs.

•
Perquisites are provided at modest levels to NEOs, primarily in the form of an automobile allowance and, for the CEO, a monthly expense allowance.  These are intended to recognize senior employee status and provide additional compensation at a relatively low cost.

Historical Mix of Compensation Elements

Over time, our pre-tax profit and total compensation (including both cash-based non-equity incentive awards and non-cash equity-based stock option awards) are expected to trend together over the long-term, although in any given year there may be some variability.  This trend, which is illustrated in the chart in the above section entitled “Compensation Discussion and Analysis – Executive Summary,” occurs because our ECC utilizes a pay-for-performance approach. Under this approach, in fiscal years that pre-tax profit or GAAP diluted EPS declines, non-equity incentive compensation is likely to decline.  Conversely, in fiscal years that pre-tax profit or GAAP diluted EPS increases, non-equity incentive compensation is likely to increase.

In establishing compensation for any given fiscal year, the ECC considers overall internal budgets and global economic conditions; however, our ECC believes that the mix of compensation for any given fiscal year should be heavily weighted (e.g., more than 60%) towards incentive-based compensation. The chart below reflects the mix of total compensation based on fixed and incentive-based amounts, for our NEOs as reflected in the table entitled “Summary Compensation Table – Fiscal 2011.”

The increase in the percentage of fixed compensation in fiscal 2011 as compared to the prior two fiscal years is attributable to our ECC’s decision to lower the value of fiscal 2011 stock-based awards granted to our NEOs due to our ECC’s conclusion that our stock was significantly but temporarily undervalued.

Other Policies and Practices Related to Our Compensation Program for Named Executive Officers (“NEOs”)

Employment Agreements

Historically, our ECC has shied away from having employment agreements with our NEOs, except for our CEO. This is a result of its decision to rely on a relatively straight-forward pay-for-performance compensation program, focused on our NEOs’ opportunity to share in the success of our growing business and as a means to attract and retain employees.  To date, our ECC has relied on our history of fair treatment of NEOs as a basis for not entering into employment agreements, other than with our CEO.  Given the unique role that our CEO plays within Comtech, our employment agreement with our CEO is intended to promote careful and complete documentation and understanding of employment terms, prevent uncertainty regarding those terms, promote good disclosure of those terms, help meet regulatory requirements under tax laws and other regulations and discourage frequent renegotiation of the employment terms.

In June 2011, our ECC hired an independent executive compensation consulting firm to advise and assist the Committee in its negotiation of an employment agreement with our CEO whose contract was expiring on July 31, 2011. Our ECC believed that many of our institutional stockholders and their advisors (such as Institutional Shareholder Services Inc. and Glass Lewis & Co.) did not favor “modified single-trigger” and tax “gross-up” terms relating to severance and other payments following a change-in-control. The ECC confirmed this with its independent executive compensation consulting firm.  In August 2011, we entered into an amended and restated employment agreement with our CEO which took into account these policy positions.  The amended and restated employment agreement governs the terms of the CEO’s employment through fiscal 2014.  The principal elements of his compensation, which include salary, non-equity incentive and stock-based incentive opportunities, continue at the same levels as in effect under the employment agreement which expired on July 31, 2011. The most significant changes to the CEO’s amended and restated employment agreement are as follows:

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The amended and restated agreement eliminates a provision that would have provided for severance and other benefits if, during the two years following a change-in-control, the CEO elected to terminate his employment (referred to as a “modified single-trigger” provision).  In its place, the amended and restated agreement provides for severance and other benefits if circumstances constituting “Good Reason” (as defined) arise within two years after a change-in-control and the CEO elects to terminate employment for Good Reason no later than the earlier of two years after the “Good Reason” first arose or 2.5 years after the change-in-control.

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“Good Reason” would arise if the CEO were assigned duties materially inconsistent with, or there occurred any other material adverse change in, his position, authority or responsibilities before the change-in-control.  This provision would also be triggered if, after a change-in-control, (i) the CEO is not the most senior executive officer of the ultimate parent entity of the group that includes Comtech or that parent entity is no longer a publicly held company, or (ii) the CEO is required by the board of directors of the surviving entity to implement a significant business strategy or policy, such as a material acquisition or disposition of assets, change in capitalization, or reduction in force, which was not approved by a majority of the pre-change-in-control Comtech directors and was not approved by the CEO in his capacity as a director.  Good Reason also would arise if, after a change-in-control, the CEO’s compensation were materially reduced, including if his annual non-equity incentive award is paid out at less than 80% of the average of the annual incentive awards for the three fiscal years prior to the change-in-control, or if his workplace were relocated by more than 50 miles.

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The amended and restated agreement eliminates the “gross-up” payable to the CEO if payments under the agreement following a change-in-control were to subject him to the federal golden parachute excise tax.  Instead, the amended and restated agreement provides that payments under the agreement would be reduced if doing so, and thereby avoiding the excise tax, would place the CEO in a better after-tax position, but if the excise tax is triggered it will be payable by the CEO without reimbursement by us.

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In response to changes in healthcare laws, provisions giving the CEO certain healthcare benefits following termination were eliminated.  The amended and restated agreement provides for continuation of a monthly expense payment (the amount of which is $1,250) which the CEO has been receiving since fiscal 2010.  The CEO may use this non-allocated expense payment for any purpose.  Following a termination of the CEO, the CEO will be entitled to a lump-sum payment in lieu of continuation of this benefit in the amount of $22,500 for a pre change-in-control termination by us not for cause or by the CEO as a result of breach of the agreement, or $37,500 for a post change-in-control termination by the CEO for Good Reason or by us without cause.

Severance Agreements
We do not have stand-alone severance agreements with any of our NEOs (other than our CEO); however, these NEOs participate in our company-wide severance plan which provides U.S. employees, who are terminated by us without cause, with two weeks of salary continuation if they have less than five years of service, three weeks of salary for more than five years but less than fifteen years of service, and four weeks of salary for fifteen or more years of service. This plan does not provide outplacement services or subsidized medical coverage. The plan gives our ECC the discretion to increase the number of weeks of separation pay that these NEOs may receive.

All of our NEOs (including our CEO) are eligible to receive non-equity incentive plan award payments for the applicable fiscal year equal to the pro-rata portion of the applicable maximum pre-tax profit rate multiplied by the actual amount of pre-tax profit (as defined) during the year of separation for death, disability, or involuntary termination. Severance payments require the execution of a general release in favor of the Company. It has been our practice to negotiate the actual terms of separation with our NEOs at the time of their separation.

Pursuant to the terms of an amended and restated employment agreement effective August 1, 2011, our CEO is entitled to liquidated damages payable if his employment is involuntarily terminated without cause. The liquidated damages would be an amount equal to his base salary, at the rate in effect, for the full unexpired term of the employment period and an amount equal to his incentive compensation for the full fiscal year in which the termination occurred.

As discussed further below, although we do not have stand-alone severance agreements, severance protection, in certain situations, is included in our NEOs change-in-control agreements.

Change-in-Control Agreements

The ECC believes that one of our greatest strengths is our management and workforce, so that an acquirer could be expected to pay more to acquire the Company with the team remaining intact after the acquisition. As such, our change-in-control provisions, currently in effect, require what is commonly called a “double-trigger.” In other words, upon a change-in-control, severance is payable only in the event of involuntary termination without cause or resignation for Good Reason (as defined) by the NEO. In addition, our agreements with our NEOs (other than our CEO) are restrictive in that they enable an acquirer, under certain circumstances, if it wishes to do so, to potentially delay termination for Good Reason by these NEOs due to a change in job duties for a period of one year after the change-in-control.

We believe that change-in-control agreements are important given the protection provided to our NEOs, in the form of severance commitments and improved job security. This protection is intended to provide a number of important benefits to us.  First, it permits our NEOs to evaluate a potential change-in-control transaction while relatively free of concern for his or her own situation, minimizing the conflict between his or her own interests and those of our stockholders.  Second, change-in-control transactions take time to unfold, and ensuring a stable management team can help to preserve our operations in order to enhance the value delivered to the buyer – and thus the price paid to our stockholders – from a transaction.  Third, if a transaction falls through, keeping our management team intact can help us to continue our business without undue disruption.  Each of our NEOs is protected by an agreement that provides for change-in-control protection in the event they are terminated by us without cause or by them in specified circumstances (such as for Good Reason) in the two years following a change-in-control. Severance protection is provided under the change-in-control agreements, except for our CEO who receives this protection pursuant to his employment agreement. Severance protection is important to us and is intended to be fair and competitive to aid in attracting and retaining experienced executives.  Several years ago, we conducted an assessment of the market competitiveness of our practices and, among other items, determined that it was appropriate to make separation payments based on a level or “tier” to which the NEO is assigned. The assignment of our NEOs to applicable tiers is shown in a table under the heading “Potential Payments Upon Termination or Change-in-Control.”

Pursuant to the terms of an amended and restated employment agreement, effective August 2011, our CEO is only entitled to payments upon resignation within 2.5 years of a change-in-control if the resignation is for “Good Reason” as defined, a “double-trigger” provision.

Indemnification Agreements

We have also entered into indemnification agreements with all of our NEOs and each member of our Board of Directors that provide for indemnification by the Company against certain liabilities incurred in the performance of their duties.

Minimum Equity Ownership Interest Guidelines and Mandatory Holding Periods
As discussed throughout this “Compensation Discussion and Analysis” section, the ECC has made various changes to our compensation program. In connection with these changes, our Board of Directors (based on the recommendation of the Nominating and Governance Committee) also adopted increased minimum equity ownership interest guidelines and related holding requirements for our NEOs and our non-employee directors. The Board believed these changes further align our NEOs and our non-employee directors with our stockholders.

The minimum equity ownership interest guidelines adopted for our CEO, our NEOs and our non-employee directors are as follows:

Title	Minimum Equity Ownership Interest
CEO	6x annual base salary
Non-Employee Directors	6x annual cash retainer
All Other NEOs	Lower of 2x annual base salary or 20,000 shares

In establishing the guidelines for our CEO and non-employee directors, our Board of Directors considered that these levels are considered to be “robust” under the polices issued by Institutional Shareholder Services Inc. (“ISS”), a leading proxy advisory services firm for many of our institutional stockholders.

Our current NEOs have until the first quarter of fiscal 2015 to meet these guidelines. NEOs that join Comtech or are promoted in the future must satisfy these guidelines within approximately six years of holding such position. As of November 21, 2011, all of our NEOs except for Mr. Rouse, who only rejoined our company in February 2011, have met their applicable guidelines.

As of July 31, 2011, our non-employee directors were required to own 2,500 shares. As of July 31, 2011, all of our non-employee directors, with the exception of Mr. Paul, met these guidelines. In September 2011, the Board of Directors approved the above increased minimum equity ownership interest guidelines and, subject to stockholder approval, that the current annual equity compensation of 15,000 stock options awarded to each non-employee director be modified to include restricted stock units until a non-employee director meets these minimum guidelines. The value of restricted units to be granted to non-employee directors in the future would be limited to the Black Scholes value of 15,000 stock options on the grant date, and the number of stock options would be correspondingly reduced. Thus there would be no change in the aggregate value of equity compensation granted in any given fiscal year. Because our current stock plan does not provide for the issuance of restricted stock or restricted stock units to non-employee directors, the Board also approved an amendment to our 2000 Stock Incentive Plan in order to implement these new requirements. As indicated in “Proposal No. 3 - Approval of Amendment to Our 2000 Stock Incentive Plan and Related Actions,” this amendment requires stockholder approval. Regardless of whether or not this amendment is approved by our stockholders, non-employee directors have until the date of the Fiscal 2016 Annual Meeting of Stockholders to meet these new guidelines.

Until applicable minimum equity ownership interest guidelines are met, non-employee directors and executive officers (including our CEO) are now required to hold any shares received from the exercise of any stock options issued in fiscal 2011 or later or the delivery of shares pursuant to a restricted stock-based award, less the number of shares used for the payment of any related exercise price and applicable taxes. Once executive officers or non-employee directors have met their applicable equity ownership interest guideline, they are required to maintain their minimum equity ownership interest holdings through the end date of their employment or directorship position.

The ECC can waive or defer an individual’s compliance with the equity ownership interest guidelines if it determines that compliance would impose an undue financial hardship on the individual or if it is not in our best interests to apply these guidelines to that individual.  In order to facilitate compliance with the equity ownership interest guidelines, the ECC can determine that a portion of an NEO’s annual non-equity incentive plan award may be settled in the form of restricted stock units, with the number of restricted stock units to be granted in lieu of cash based on the fair market value of the Common Stock underlying the restricted stock units at the time of settlement of the awards.  To date, the ECC has not settled any portion of a non-equity incentive plan award payment in restricted stock units.

Insider Trading Policy
We recognize that our NEOs and directors may sell shares from time to time in the open market to realize value to meet financial needs and diversify their holdings, particularly in connection with exercises of stock options.  All such transactions are required to comply with our insider trading policy. When selling their equity ownership interests, our executives and non-employee directors are encouraged to utilize SEC Rule 10b5-1 trading plans.

Hedging Policy

We have a policy that precludes NEOs and directors from short selling or buying exchange-traded put options or call options associated with our stock, without the advance approval of our ECC.  We restrict these transactions because they could serve to “hedge” the NEO’s or director’s risk of owning our stock and otherwise can be highly speculative transactions with respect to our stock.

Tax Deductibility of NEO Compensation

Section 162(m) of the Internal Revenue Code limits the tax deductions for compensation that we may pay to $1.0 million per year for each person who is, at the end of the fiscal year, our CEO or one of the three other most highly compensated officers listed in the “Summary Compensation Table,” but excluding our CFO.  Certain forms of compensation are exempt from this deductibility limit, one of which is qualifying “performance-based compensation.” As a matter of policy, we structure our non-equity incentive awards with the intent that they should be substantially deductible without limitation.

Our ECC retains authority to approve non-tax deductible compensation. Our ECC intends to exercise this authority in circumstances in which it concludes these payments enhance our Company’s ability to attract, retain and appropriately reward executives and therefore is in the best interests of our Company and its stockholders.

ECC’s Assessment of 2011 and 2012 Independent Comprehensive Review of Executive Compensation

In June 2011, our ECC engaged Steven Hall, an independent executive compensation consulting firm, to perform a comprehensive review of our executive compensation. Steven Hall was also retained to assist the ECC in its negotiations relating to an amended and restated employment agreement with our CEO.

On August 1, 2011, the ECC completed its negotiations and authorized us to enter into an amended and restated employment agreement with our CEO which included more restrictive terms related to change-in-control severance and benefits including:

•	a change from a so-called “modified single trigger” to a “double trigger” provision, and
•	eliminating the so-called tax “gross-up” provision payable by Comtech if severance and benefits were to trigger an excess golden parachute excise tax.

The study prepared for our ECC was based on fiscal 2010 amounts and was subsequently updated to reflect fiscal 2011 awards and to assess values realized or realizable from long-term incentives for the NEOs.

For comparison purposes, the survey used a “peer group” of comparable telecommunications equipment companies.  The companies were selected first by using the peer group used in fiscal 2010 by Institutional Shareholder Services Inc. an independent proxy advisory firm that we believe provides voting recommendations on proxy proposals to a number of institutions that hold Comtech stock.  Because one-third of that peer group had ceased to be independent public companies since that group was identified, our consultant augmented the eight companies remaining in that group with six additional telecommunications equipment companies with comparable revenues and market capitalization.

The companies in the peer group used in the benchmark study and analysis performed were as follows:

Arris Group, Inc.	Black Box Corp.
Ciena Corp.	EMS Technologies, Inc
F5 Networks, Inc.	Harmonic, Inc.
KEMET Corp.	Loral Space & Communications, Inc.
NETGEAR, Inc	Polycom, Inc.
Powerwave Technologies, Inc	Rogers, Corp.
Teledyne Technologies, Inc.	Viasat, Inc.

For purposes of the benchmark study, the report compared salary, total cash compensation (salary plus annual non-equity incentive) and total remuneration (total cash compensation plus long-term equity-based incentives valued at their grant date).  Compensation for the NEOs (excluding Mr. Rouse, who assumed his current executive duties in February 2011) was benchmarked against that of executives with comparable positions.

The ECC was aware that our compensation program provides for a greater percentage of compensation in the form of the annual non-equity incentive award than most other companies, and relatively lower levels of long-term equity-based incentives than other companies.  The benchmarking survey confirmed this, indicating that:

•	Fiscal 2010 compensation levels for salaries were generally positioned near median levels, except for the CFO’s salary which was substantially below median;

•	Total cash compensation at estimated target levels generally was above the 75th percentile;

•
Total remuneration levels, taking into account the grant-date value of annual long-term equity-based incentive awards and based on actual payout levels of annual non-equity incentive plan awards, were generally near the 75th percentile; and

•	Many CEOs in the peer group receive long-term incentives in the form of restricted stock as compared to our CEO who receives his long-term incentives solely in the form of stock options.

The ECC believes that annual incentive plans for each comparable company were uniquely designed such that annual incentive targets are not comparable to the targets of other companies’ programs or as useful as the comparison of actual or realized total remuneration levels.  The ECC recognizes that the total compensation as reported in the “Summary Compensation Table” reflects the grant-date fair value of long-term equity-based awards (a theoretical value determined under GAAP), but actual compensation that our NEOs may realize from such awards will, in fact, align with actual stock performance over the years following the grant. Thus, the ECC believes that, given our stock performance over the past three fiscal years (see chart on page 22 under the caption entitled “Executive Summary”), the actual compensation that our CEO could in fact realize from his equity awards in recent years should reflect the underperformance of our stock due to the loss of the BFT-2 program.  In order to confirm its belief, our ECC requested that Steven Hall update its benchmarking study to reflect actual fiscal 2011 compensation and assess values realized or realizable from long-term incentives for the NEOs. As it related to actual compensation, the updated benchmark study noted the following:

•	Salaries generally ranged from slightly below the median to the 67th percentile (one of our business unit President’s salary was above the 75th percentile);

•	Non-equity incentive plan payouts were in the upper two quartiles for four of the five NEOs;

•	Long-term incentives (valued at grant date) were in the lowest quartile for all NEOs;

•	Total compensation levels fell in a range near median levels for four of the NEOs;

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Our CEO’s total compensation (as reported in the “Summary Compensation Table”) when compared to CEOs of comparable companies, generally places in the upper quartile; however, when compared to these same CEOs, our CEO’s long-term equity-based incentives provided the lowest realized or realizable value for the latest fiscal year, and for the past three fiscal years were at the 32nd  percentile of the CEOs in the peer group for value realized and realizable from long-term incentives which aligns with our recent stock performance.

Steven Hall performed additional analyses and supplemented the benchmark study peer group with KVH Industries Inc., Harris Corporation, Hughes Network Systems, LLC and Gilat Satellite Networks Ltd.  This additional analysis supported the findings in the benchmark study.

In addition, in reviewing the benchmarking study and additional analyses, the ECC reviewed equity awards granted to our NEOs since August 2006 and found that, as of the end of fiscal 2011, the values realized were very low compared to the grant date fair values that had previously been reported as compensation to the NEOs.  Notably, many CEOs in the peer group receive long-term incentives in the form of restricted stock, performance shares, or other types of awards that provide compensation payouts even when stock price fails to appreciate, while all of our equity awards are granted as stock options that will have no realizable value if our stock price fails to appreciate.  These results demonstrate that actual realized or realizable compensation from our long-term incentives has been aligned with our actual stock price performance for the past five years. Nevertheless, as discussed below, based on the ECC’s assessment of the independent comprehensive review prepared by Steven Hall, the ECC believed that certain changes to our corporate NEOs fiscal 2012 compensation plan should be made.

The following changes were implemented by the ECC in fiscal 2012:

•	Weighted pre-tax profit and GAAP diluted EPS performance goals were adopted for our CEO at 50% each, so that the total equaled 100%,

•	Adopted minimum thresholds for all financial performance targets for our CEO (as we historically have required for all of our other NEOs), and

•
Weighted pre-tax profit and GAAP diluted EPS performance goals for our other corporate NEOs were adopted at 37.5% each, and assigned specific personal goals a weight of 25%, so that the total equaled 100%.

In making these changes, the ECC concluded that the introduction of a GAAP diluted EPS goal, although closely aligned to pre-tax profit, would introduce other elements of corporate performance such as dilution from share issuance, reverse dilution from share repurchases, and tax efficiency and would eliminate any adjustments taken into account in the pre-tax profit definition for purposes of determining annual non-equity incentive based awards. The ECC also believed that a GAAP diluted EPS measure would further align executive compensation with stockholder interests and would take into account the feedback that it had first received in June 2011 from stockholders that a GAAP diluted EPS metric should be adopted as a performance benchmark for our CEO.  The ECC established fiscal 2012 goals at a level it deemed challenging, but with a reasonable likelihood of being achieved, after its review of our fiscal 2012 business plan and taking into consideration both our acquisition strategy and the repurchase of our common stock in fiscal 2012 pursuant to our existing stock repurchase program. Non-equity incentive awards for our NEOs are expected to be materially lower (e.g., decrease by more than 50%) in fiscal 2012 as compared to fiscal 2011, due primarily to the financial impact of the loss of the BFT-2 contract which is expected to result in lower revenues and related earnings in fiscal 2012.

The ECC recognizes that compensation levels of our NEOs are, in some respects, above median levels and that the total compensation of our CEO, when compared to CEO’s of comparable companies, generally places in the upper quartile. However, the ECC believes that a number of factors make these compensation levels appropriate.

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The management team, and particularly the CEO, has extensive experience and an outstanding track record in the telecommunications equipment industry. The long-term performance of Comtech as measured by profitability and stockholder value has been superior as compared to relevant benchmarks (see below).

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Even in the face of declining consolidated sales (due to the loss of the BFT-2 contract and challenging business conditions), management has delivered solid GAAP diluted earnings per share and high levels of profitability.

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The Company’s cash position provides our Board with the opportunity to authorize the repurchase of our stock, pay annual dividends, and make strategic acquisitions. The ECC believes that our NEOs have a superior record of deploying capital productively and integrating acquisitions.

•
Our corporate executive team is lean.  Our corporate NEOs oversee functions, such as legal, human resources, information technology, investor relations, and administration that, at many companies, have a separate department led by a senior executive officer. As such, benchmark comparisons of actual compensation based on title alone, may not be relevant.

The ECC is mindful that the CEO, over his forty year career with Comtech, has delivered long-term value to stockholders which has been exceedingly good, and is a record matched by few CEOs.  As illustrated on the chart under the “Executive Summary” caption on page 24, for the past ten years (the periods of October 31, 2001 to October 31, 2011), our stock has significantly outperformed its peers and relevant benchmarks. During this time frame, our stock price has increased 476.6% as compared to the S&P 600 Small Cap Index, the Russell 2000 Index, the S&P 500 Index,  and, the GICS 4520, which increased 101.2%, 73.1%, 43.7% and 36.7%, respectively. Comtech’s stock performance over this period represents an average annual return of 19.1%. Total returns for Comtech stock for the past 15 years through July 31, 2011 likewise reflect outstanding performance, with an average annual return of 24.0%.  The ECC views the CEO as an exceptional leader for Comtech’s future, and has sought to retain him in his role, provide him incentives to grow Comtech and its profitability and reward him for returning long-term value to stockholders.

The ECC believes that our NEOs' fiscal 2011 compensation awards align with long-term stockholder returns and the changes it has made for fiscal 2012 will result in further alignment of NEO compensation with stockholder returns.

Determination of Compensation for Fiscal 2011
Despite the strength of our fiscal 2011 operating performance, the increase in our stock price in fiscal 2011 from $21.57 to $26.95, and our total one year stock return (including dividend payments) of approximately 29.4% that we achieved in fiscal 2011, our ECC believed it was important to lower total compensation awarded to our NEOs in fiscal 2011.  In making the decision to award lower total compensation to our NEOs (including our CEO), our ECC considered the continuing impact on our consolidated business of the July 2010 decision by the U.S. Army to award the BFT-2 contract to a competitor, and the U.S. Army’s related decision to combine its MTS program with the BFT program. While the U.S. Army’s decisions did not have an immediate impact on our financial results, they did result in a loss in stockholder value which has not yet been fully recovered.

In March 2009, our stock price immediately declined following our disclosure that the U.S. Army had informed us that it did not anticipate placing additional orders for our mobile satellite transceivers. Also, in April 2009, the U.S. Army announced that it intended to seek competitive sources for its next generation BFT-2 program. Ultimately, on July 21, 2010, we announced that the BFT-2 contract was awarded to a competitor that had submitted a bid 50% lower than our proposal and our stock plummeted 31.9% in one day.

Total compensation for the CEO and CFO for fiscal 2011 declined from fiscal 2010 by 16% and 20%, respectively, and total compensation of our other NEOs (who were serving in the previous fiscal year and remain employed with Comtech) also declined. In addition, as discussed throughout this “Compensation Discussion and Analysis” section, non-equity incentive awards for our NEOs are expected to be materially lower (e.g., decrease by more than 50%) in fiscal 2012 as compared to fiscal 2011. Over time, our pre-tax profit and total compensation are expected to trend together and align with long-term stockholder returns, although in any given year there may be some variability. The ECC believes that with the implementation of our strategy and the changes that it has made for fiscal 2012, we will be able to achieve positive returns for our stockholders and are on the right track to do so. As illustrated in the graph on page 23, from August 1, 2011 through October 31, 2011 (our first quarter of fiscal 2012), our stock price has increased from $26.95 to $33.11 (which has significantly outperformed various relevant benchmarks) and we provided a 23.9% total stockholder return.

The elements of total fiscal 2011 compensation are discussed below:

2011 Salaries and Bonus Awards

For fiscal 2011, the following salaries were in effect.

NEO	Salary
Fred Kornberg	$715,000
Michael D. Porcelain	340,000
Robert G. Rouse	340,000
Robert L. McCollum	390,000
Richard L. Burt	355,000

In August 2011 (the start of our fiscal 2012), the ECC approved a salary increase for our CFO for fiscal 2012 to $365,000.  The increase to our CFO’s salary was based on the ECC’s review of a benchmarking study which indicated that the CFO’s salary was significantly below a comparative benchmarked group. No other NEO, including our CEO, received a salary increase in fiscal 2012. The amount shown above for Mr. Rouse represents his annualized salary had he been employed for the entire year in fiscal 2011. The actual salary paid to Mr. Rouse in fiscal 2011 was $154,308 as he commenced employment on February 9, 2011.

In August 2010 (the start of our fiscal 2011), the salaries for NEOs serving at the beginning of the fiscal year, other than Mr. Burt, were increased from the rates in effect in fiscal 2010. These salary increases ranged from 2.9% to 4.6%, which was consistent with our overall merit and inflationary increases for most of our employees in fiscal 2011.  Mr. Burt’s salary for fiscal 2011 was restored to the amount earned in fiscal 2009. In fiscal 2010, Mr. Burt’s salary was temporarily reduced by approximately 7.5% from fiscal 2009 as part of a cost reduction program at the subsidiary he is responsible for. The salaries in effect for fiscal 2010 reflect the fact that no NEO received a salary increase due to the overall difficult and challenging business conditions that existed at the time.

In fiscal 2011, none of our NEOs received cash bonuses as they are defined by SEC rules.

2011 Non-Equity Incentive Plan Awards

A summary of our non-equity incentive plan awards for fiscal 2011 is listed below:

Named Executive Officer	Maximum Award Opportunity (in Percent) of Pre-Tax Profit	Actual Award (in Percent) of Pre-Tax Profit	Maximum Award Opportunity (in Dollars)	Actual Award (in Dollars)
Fred Kornberg	3.0000%	3.0000%	$3,575,000	$3,370,838
Michael D. Porcelain	0.6875%	0.5278%	1,020,000	575,261
Robert G. Rouse	0.6188%	0.4894%	1,020,000	210,962
Robert L. McCollum	2.0625%	0.8225%	1,170,000	410,000
Richard L. Burt	2.7500%	0.4842%	1,065,000	23,449

The maximum award opportunities listed in the above schedule were limited based on a percentage of salary of 300% for each NEO, other than our CEO whose percentage limit was equal to 500%.

The maximum award opportunities established for Messrs. Kornberg, Porcelain and Rouse were based on company-wide pre-tax profit and, in the case of Messrs. Porcelain and Rouse, individual performance goals (as discussed below), whereas the opportunities for Messrs. McCollum and Burt were based on the pre-tax profit of the business operations which they are responsible for and individual performance goals.  As discussed further below, the actual award in dollars for Mr. Rouse in fiscal 2011 was determined based on the actual achievement of performance goals during the period from the start date of his employment, which was February 9, 2011, through the end of the fiscal year.

Consistent with historical practices, each individual NEO, other than the CEO, also received a Fiscal 2011 Goal Sheet which contained performance goals related to:

•	pre-tax profit (as defined above),

•	new orders (except for our CFO and Mr. Rouse),

•	and/or a “free” cash flow measure for applicable operations supervised, and

•	a series of personal goals.

The free cash flow measure utilized in fiscal 2011 approximated cash flows from operations as defined by GAAP, but excludes changes in intercompany accounts and is reduced by the level of capital expenditures incurred by applicable business operations.

As discussed throughout this “Compensation Discussion and Analysis” section, the ECC concluded that annual non-equity incentive awards would be reduced from the levels awarded for fiscal 2010, based on its evaluation of our business results for the year and the recent price performance of our stock.  The ECC views our annual incentive program as vital to incentivizing management to grow our core businesses, to offset declining profits relating to our MTS and BFT-1 contracts, and to contain expenses.

In determining the actual amount of awards payable in fiscal 2011 (which are further discussed individually below for each NEO), the ECC relied upon various schedules prepared by our CFO which were presented to the ECC by our CEO. In calculating any GAAP reported financial information, the ECC relied on information audited by the Company’s independent registered public accounting firm. The ECC reviewed each NEO’s performance in fiscal 2011 with the CEO and in executive session.

The ECC believes that the final award in fiscal 2011 for each of our NEOs reflects their specific individual contribution to our consolidated financial performance and is aligned with the results achieved.

A summary of the determination of the final award payable in fiscal 2011 for each NEO follows:

Fred Kornberg – Mr. Kornberg received a 2011 non-equity incentive award of $3,370,838 which was based on the level of the Company’s pre-tax profit and the ECC’s evaluation of Mr. Kornberg’s overall performance.

Mr. Kornberg’s employment agreement in effect for fiscal 2011 entitled him to receive a minimum non-equity incentive award of $285,000 based on our fiscal 2011 results. In early fiscal 2011, the ECC determined that our CEO could earn a total non-equity incentive award for fiscal 2011 equal to 3.0% of pre-tax profit (as defined), less the $285,000, but only to the extent that the amount ultimately payable did not exceed a salary cap.

In using a 3.0% of pre-tax profit formula (the same percentage in his employment agreement and the level in effect since fiscal 2008), our ECC sought to reward our CEO for his overall efforts. The amount of fiscal 2011 pre-tax profit (as defined) for purposes of calculating the CEO’s award was $112,361,260. As a result, the CEO was eligible, based on a strict mathematical calculation, to potentially be awarded $3,370,838. The ECC then considered other aspects of the CEO’s performance in determining whether to exercise negative discretion to further reduce the amount payable to our CEO.

The ECC considered a wide range of factors relating to our company’s overall performance in fiscal 2011 and our CEO’s efforts to position our company for future long-term growth. In a period of challenging business conditions and despite the loss of the BFT-2 contract, our company nevertheless grew its GAAP diluted earnings per share in fiscal 2011 by approximately 16% as compared to fiscal 2010.  Our stock price also increased from $21.57 on August 1, 2010 to $26.95 on July 31, 2011. For fiscal 2011, we generated a total one year stock return of approximately 29.4%.

Looking to the future, our CEO played an instrumental role in directing our fiscal 2011 research and development efforts so that we are capable of introducing new and innovative products in all three of our business segments and has directed the repositioning of our mobile data communications segment’s strategy. Based on these achievements and efforts, the ECC determined that the payment of the calculated annual non-equity incentive award of $3,370,838, representing 3.0% of the applicable pre-tax profits measure, without a downward adjustment was appropriate.

Michael D. Porcelain – Mr. Porcelain received a 2011 non-equity incentive award of $575,261 which was primarily based on the amount of company-wide pre-tax profit achieved in fiscal 2011 and the ECC’s overall evaluation of his performance.

In early fiscal year 2011, the ECC established a maximum annual incentive formula for our CFO equal to 0.6875% of company-wide pre-tax profit. The CFO’s 2011 Goal Sheet included the following company-wide financial objectives that were considered by the ECC in its evaluation of performance for fiscal 2011:

Goal	Initial Target	Actual Achievement
Pre-tax profit (as defined above) (weighted 50%)	$105,000,000	$108,990,422
Free cash flows (as defined above) (weighted 25%)	65,000,000	87,520,196

The CFO received five personal goals for fiscal 2011 which were: 1) achieve no significant accounting deficiencies and adhere to certain internal reporting requirements, 2) reduce corporate costs (excluding certain one-time costs) by a certain percentage from fiscal 2010 levels, 3) establish three formal internal corporate policies, 4) successfully conclude a State Department compliance audit, and 5) complete a confidential strategic goal.

The ECC concluded that Mr. Porcelain achieved all his personal goals except the goal relating to expense reduction which was ultimately achieved in fiscal 2012. The ECC determined that the CFO achieved 105.6% of his fiscal 2011 financial and personal performance goals which represents 76.8% of the CFO’s maximum potential payout allowable under the non-equity incentive plan.

Based on the level of actual fiscal 2011 company-wide pre-tax profit achieved and the 0.6875% maximum pre-tax profit rate, the CFO was eligible to receive a maximum fiscal 2011 non-equity incentive award of $749,309.  In determining the actual fiscal 2011 non-equity incentive award, the ECC considered the same positive and negative elements as it had for our CEO, as well as other factors, particularly the important contributions the CFO has made including developing, implementing and executing our strategy of returning capital to our stockholders and in ensuring the short-term and long-term integrity and oversight of our financial reporting practices.  After considering these factors, the ECC ultimately determined to award Mr.  Porcelain a non-equity incentive award based on the formulaic guidance of Mr. Porcelain’s actual achievement of fiscal 2011 financial and personal performance goals. This resulted in a fiscal 2011 non-equity incentive award payable to Mr. Porcelain of $575,261 or 0.5278% of company-wide pre-tax profit.

The ECC concluded that the final award, which is lower than the payout for fiscal 2010, was appropriate in light of the CFO’s overall contributions to our success.

Robert G. Rouse – Mr. Rouse received a 2011 non-equity incentive award of $210,962, which was based on the amount of company-wide pre-tax profit achieved in fiscal 2011 (during the period in which he was employed with us) and the ECC’s overall evaluation of his performance.

Mr. Rouse rejoined the Company in February 2011 and the ECC established a maximum annual incentive formula for Mr. Rouse equal to 0.6188% of company-wide pre-tax profit for the portion of fiscal 2011 remaining after he commenced work.

The 2011 Goal Sheet for Mr. Rouse included the following company-wide financial objectives (which represent the portion of the same financial goals as the CFO that had not yet been achieved as of the date that Mr. Rouse re-joined the Company) that were considered by the ECC in its evaluation of performance for fiscal 2011:

Goal	Initial Target	Actual Achievement
Pre-tax profit (as defined above) (weighted 50%)	$46,592,000	$43,105,252
Free cash flows (as defined above) (weighted 25%)	25,528,000	51,758,000

In addition, Mr. Rouse was assigned five personal goals for fiscal 2011, which were:  1) implement company-wide new business development activities with subsidiaries; 2) work with our CEO to implement a repositioning strategy for our mobile data communication segment; 3) meet certain milestones with respect to potential acquisition targets; 4) complete a strategic product plan in coordination with specified business units; and 5) achieve a specified action with respect to investor relations.  The ECC concluded that Mr. Rouse achieved all of his personal goals.  The ECC determined that Mr. Rouse achieved 108.7% of his fiscal 2011 financial and personal performance goals which represents 79.1% of his maximum potential payout allowable under the non-equity incentive plan.

Based on the level of actual fiscal 2011 company-wide pre-tax profit achieved and the 0.6188% maximum pre-tax profit rate, Mr. Rouse was eligible to receive a maximum fiscal 2011 non-equity incentive award of $266,714. In determining the actual fiscal 2011 non-equity incentive award, the ECC considered the same positive and negative elements as it had for our CEO, as well as other factors, particularly the important contributions that Mr. Rouse made in improving our overall business development activities and addressing strategic plans for our mobile data communications segment. After considering these factors, the ECC ultimately determined to award Mr. Rouse a non-equity incentive award based on the formulaic guidance of Mr. Rouse’s actual achievement of fiscal 2011 financial and personal performance goals. This resulted in a fiscal 2011 non-equity incentive award payable to Mr. Rouse of $210,962 or 0.4894% of company-wide pre-tax profit. The ECC believes the award to Mr. Rouse is appropriate in light of his overall contributions to our success.

Robert L. McCollum – Mr. McCollum received a 2011 non-equity incentive award of $410,000 which was primarily based on the level of fiscal 2011 pre-tax profit achieved for the business operations for which he is responsible for and the ECC’s overall evaluation of his performance. In early fiscal 2011, the ECC established a maximum annual incentive formula for Mr. McCollum equal to 2.0625% of pre-tax profit of the business operations for which he is responsible.

Mr. McCollum’s 2011 Goal Sheet included financial objectives for his business operations relating to applicable pre-tax profit (as defined above), free cash flows (as defined above) and new customer orders (excluding intercompany orders). Mr. McCollum also received five personal goals for fiscal 2011 which were: 1) complete certain product development designs and generate a specified amount of related revenue, 2) achieve pre-defined levels of sales growth for two specific product lines, 3) develop a new customer with the booking of a specified level of orders, 4) generate a strategic plan for certain product lines in concert with other subsidiaries, and 5) achieve no significant accounting deficiencies and adhere to certain internal reporting requirements. The initial targets and individual level of actual achievement of these goals are not disclosed in this proxy because these matters are confidential business information, the disclosure of which could have an adverse effect on the Company. The ECC determined that Mr. McCollum achieved 78.7% of his fiscal 2011 financial and personal performance goals which represents 57.3% of Mr. McCollum’s maximum potential payout allowable under the non-equity incentive plan.

Based on the level of actual fiscal 2011 applicable pre-tax profit achieved and the 2.0625% maximum pre-tax profit rate, Mr. McCollum was eligible to receive a maximum fiscal 2011 non-equity incentive award of $1,028,075. The ECC then considered using its negative discretion solely using the strict mechanical calculation based on the weighting of actual achievement of fiscal 2011 financial and personal performance goals. This calculation would have resulted in a fiscal 2011 non-equity incentive award payable to Mr. McCollum of $588,700 or 1.181% of applicable pre-tax profit. This amount would have reflected a reduction of $439,375 from the maximum amount calculated.

In determining the actual amount of fiscal 2011 non-equity incentive payable, the ECC considered other aspects of Mr. McCollum’s performance. This evaluation was primarily based on the CEO’s input.  The ECC concluded that it would make no other adjustment to the award based on other aspects of performance. However, based on Mr. McCollum’s request, the ECC reduced the $588,700 award amount by $178,700 so that the amount of the reduction could be reallocated as incentive awards to other employees who work for operations for which Mr. McCollum is responsible. The $410,000 fiscal 2011 non-equity incentive award represents 0.8225% of pre-tax profits for business operations for which Mr. McCollum is responsible.

Richard L. Burt – Mr. Burt received a 2011 non-equity incentive award of $23,449 which was primarily based on the level of fiscal 2011 pre-tax profit achieved for the business operations for which he is responsible for and the ECC’s evaluation of his overall performance. In early fiscal year 2011, the ECC established a maximum annual incentive formula for Mr. Burt equal to 2.75% of pre-tax profit of the operations for which he was responsible.

Mr. Burt’s 2011 Goal Sheet included financial objectives for his business operations relating to applicable pre-tax profit (as defined above), free cash flows (as defined above) and new customer orders (excluding intercompany orders). Mr. Burt also received five personal goals in fiscal 2011 which were: 1) achieve a pre-defined level of sales for a specific product; 2) win a production order for a specific product at a pre-defined level; 3) win orders from a specific customer at a pre-defined level; 4) develop a new customer and win a new order over a pre-defined level; and 5) achieve no significant accounting deficiencies and adhere to certain internal reporting requirements.   The initial targets and individual level of actual achievement of these goals are not disclosed in this proxy because these matters are confidential business information, the disclosure of which could have an adverse effect on the Company. Overall, the ECC determined that Mr. Burt achieved 24.2% of his fiscal 2011 financial and personal performance goals which represents 17.6% of Mr. Burt’s maximum potential payout allowable under the non-equity incentive plan.

Based on the level of actual fiscal 2011 applicable pre-tax profit achieved and the 2.75% maximum pre-tax profit rate, Mr. Burt was eligible to receive a maximum a fiscal 2011 non-equity incentive award of $133,167. The ECC then considered using its negative discretion solely using the strict mechanical calculation based on the weighting of actual achievement of fiscal 2011 financial and personal performance goals.  This calculation would have resulted in a fiscal 2011 non-equity incentive award payable to Mr. Burt of $23,499 or 0.4842% of applicable pre-tax profit. In determining the actual amount of fiscal 2011 non-equity incentive payable, the ECC considered other aspects of Mr. Burt’s performance. This evaluation was primarily based on the CEO’s input. The ECC concluded that it would make no other adjustment to the award based on other aspects of performance.  The $23,499 amount awarded to Mr. Burt by the ECC for his 2011 non-equity incentive award reflects a total reduction of $109,718 from the maximum amount payable of $133,167. The ECC believes that this amount appropriately corresponds to Mr. Burt’s overall performance in fiscal 2011.

2011 Long-term Incentive Awards

We have historically issued long-term incentive awards, primarily in the form of stock options, to our NEOs at the same time that awards are issued to other employees. Generally, this occurs once a year on a specific date. Throughout any given year, additional stock options may be issued to new employees or for specific reasons such as to promote retention, reward or incentivize performance based on circumstances that existed at the time. In June 2011, our ECC concluded that our stock price was significantly and temporarily undervalued and our NEOs should not benefit by receiving the same value of stock-based awards as compared to the prior two fiscal years given our stock’s performance as a result of the loss of BFT-2.  In making this determination, our ECC also considered that stock-based awards granted to our NEOs for the prior two fiscal years were out-of-the-money and that these previously granted stock-based awards aligned our NEOs with our stockholders’ interest. The ECC views options as appropriate long-term incentives, as they compensate our NEOs only if they successfully raise our stock price over a long-term period.  Our NEOs have not realized any economic value from stock options granted during the past three fiscal years ended July 31, 2011.

Ultimately, the ECC substantially lowered the value of stock options awarded in fiscal 2011 to each individual NEO (who was employed at the beginning of fiscal 2011 and remain employed with Comtech) as compared to fiscal 2010 as follows:

•	Mr. Kornberg by 58%,
•	Mr. Porcelain by 50%,
•	Mr. McCollum by 33%, and
•	Mr. Burt by 49%.

The number of stock options granted in fiscal 2011 by person and their estimated fair values were as follows:

Named Executive Officer	Number of Stock Options Granted	Estimated Fair Value at Grant Date
Fred Kornberg	100,000	$ 659,820
Michael D. Porcelain	45,000	296,919
Robert G. Rouse	45,000	316,002
Robert L. McCollum	27,000	178,151
Richard L. Burt	11,000	72,580

In June 2011, in connection with the lower value of fiscal 2011 stock option awards as compared to fiscal 2010, the Chairman of the ECC (who is also a member of the Nominating and Governance Committee), recommended to the other members of the Nominating and Governance Committee that they consider recommending to the full Board of Directors that it increase minimum equity ownership interest guidelines and establish related holding requirements for our NEOs and our non-employee directors. These changes were adopted because our Board of Directors believed these changes would further align our NEOs and our non-employee directors with our stockholders.

The number of stock options granted in the above table, with the exception of Mr. Rouse (whose awards are discussed below), represent awards granted in June 2011. The options granted provide for vesting at 20% per year for five years, with a stated expiration date of ten years after grant, subject to accelerated vesting in specified circumstances.  At the time of the June 2011 stock options grant, the closing market price per share of our stock was $27.67, which is the exercise price per share of the options shown above.  In determining the specific level of grants to each individual NEO, the ECC considered the individual NEO’s total compensation package and each individual’s overall performance with a view toward maintaining aggregate internal pay equity.  Our NEOs who are subsidiary presidents generally receive annual stock option awards that historically have had a grant date fair value that is lower in proportion to their total compensation with their maximum non-equity incentive plan awards representing a higher proportion.  This reflects the ECC’s belief that NEOs, who are subsidiary presidents, can have a more direct impact on their annual financial results.

In February 2011, upon Mr. Rouse commencing employment, we granted 25,000 stock options to him, exercisable for $28.05 per share, the closing market price per share of our stock at the grant date, with a total grant-date fair value of $184,038. Mr. Rouse also received 20,000 stock options in June 2011.  The sign-on stock option grant for Mr. Rouse is included in the “Option Award” column of the fiscal 2011“Summary Compensation Table,” and is reflected in the “Grants of Plan-Based Awards Table.”

EXECUTIVE COMPENSATION

The table below provides information concerning the compensation of our NEOs for the fiscal years ended July 31, 2011, 2010 and 2009.
Summary Compensation Table - 2011

Name and Principal Position	Fiscal Year	Salary	Bonus	(2) Option Awards	(3) Non-Equity Incentive Plan Compensation	(4) All Other Compensation	Total

Fred Kornberg	2011	$715,000	-	$659,820	$3,370,838	$163,242	$4,908,900
Chairman, Chief Executive Officer	2010	695,000	-	1,573,845	3,475,000	100,402	5,844,247
and President	2009	695,000	-	2,056,088	2,366,026	75,898	5,193,012

Michael D. Porcelain	2011	340,000	-	296,919	575,261	26,760	1,238,940
Senior Vice President	2010	325,000	-	590,239	600,000	32,502	1,547,741
and Chief Financial Officer	2009	325,000	-	899,539	270,000	24,905	1,519,444

Robert G. Rouse (5)	2011	154,308	-	316,002	210,962	-	681,272
Senior Vice President	2010	-	-	-	-	-	-
Strategy and M&A	2009	44,423	-	-	-	51,156	95,579

Robert L. McCollum	2011	390,000	-	178,151	410,000	46,390	1,024,541
Senior Vice President;	2010	375,000	-	265,285	520,000	44,739	1,205,024
President Comtech EF Data Corp.	2009	375,000	-	417,524	682,113	33,465	1,508,102

Richard L. Burt	2011	355,000	-	72,580	23,449	43,296	494,325
Senior Vice President; President	2010	328,365	-	141,677	-	29,866	499,908
Comtech Systems, Inc	2009	355,000	-	48,154	-	35,780	438,934

(1)
Our CEO is our only NEO who has an employment agreement. This agreement was amended and restated in August 2011 and expires on July 31, 2014.  The significant provisions of this agreement, including termination provisions, are further described under the headings “Other Policies and Practices Related to Our Compensation Program for NEOs” and “Potential Payments Upon Termination or Change-in-Control.”

(2)
These amounts represent the aggregate grant date fair value, calculated in accordance with SEC rules, of stock options granted in fiscal 2009, 2010 and 2011. Assumptions used in the calculation of these amounts are discussed in Note 1(j) to our consolidated audited financial statements for the fiscal year ended July 31, 2011, included in our Annual Report on Form 10-K filed with the SEC on September 27, 2011.

(3)
Non-equity incentive plan compensation for each fiscal year was paid in the first quarter of the subsequent fiscal year upon final approval by the ECC and the issuance of the Company’s annual audited financial statements.   Non-equity incentive plan compensation paid in each fiscal year was based on the level of pre-tax profit (as defined) that relates to the business operations that the NEO was directly responsible for and was based on the ECC’s subjective evaluation of performance of each NEO (including our CEO). In the case of Messrs. Kornberg, Porcelain and Rouse, the pre-tax profit measure was based on company-wide results. The details of the actual determination and basis of the non-equity incentive plan compensation for each of our NEOs as well as the definition of pre-tax profit are discussed in the section of this Proxy Statement entitled “Compensation Discussion and Analysis.”

(4)	See “Details of All Other Compensation” table on the following page. Amounts in this table reflect amounts included in each NEOs’ IRS Form W-2 for the calendar year 2010.

(5)	Mr. Rouse rejoined the Company as our Senior Vice President, Strategy and M&A, in February 2011. He previously served as an executive officer of the Company from 2001 to 2008.

Details of All Other Compensation

Name	Fiscal Year	401(k) Matching Contribution	Term Life Insurance	Automobile Allowance	Unused Vacation Time Paid Out	Medical Insurance Allowance	Total “All Other” Compensation

Fred Kornberg	2011	$9,800	$77,896	$5,546	$55,000	$15,000	$163,242
	2010	9,800	28,476	4,011	48,115	10,000	100,402
	2009	2,000	26,004	5,125	42,769	-	75,898

Michael D. Porcelain	2011	9,500	1,568	-	15,692	-	26,760
	2010	9,500	1,127	-	21,875	-	32,502
	2009	4,523	1,007	-	19,375	-	24,905

Robert G. Rouse	2011	-	-	-	-	-	-
	2010	-	-	-	-	-	-
	2009	2,296	414	1,839	46,607	-	51,156

Robert L. McCollum	2011	9,800	15,590	6,000	15,000	-	46,390
	2010	9,800	14,516	6,000	14,423	-	44,739
	2009	2,288	10,754	6,000	14,423	-	33,465

Richard L. Burt	2011	9,800	16,548	-	16,948	-	43,296
	2010	9,800	16,856	-	3,210	-	29,866
	2009	3,221	16,446	-	16,113	-	35,780

TABLE OF GRANTS OF PLAN-BASED AWARDS THAT OCCURRED IN FISCAL 2011

		Estimated Future Payouts Under Fiscal 2011 Non-Equity Incentive Plan Awards			(3) All Other Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards
		(1)	(2)	(2)
Name	Grant Date	Threshold	Target	Maximum

Fred Kornberg	September 22, 2010	N/A	$3,575,000	$3,575,000
	June 2, 2011	-	-	-	100,000	$27.67	$659,820
Michael D. Porcelain	September 22, 2010	N/A	853,355	1,020,000
	June 2, 2011	-	-	-	45,000	27.67	296,919
Robert G. Rouse	February 9, 2011	N/A	768,020	1,020,000
	February 9, 2011	-	-	-	25,000	28.05	184,038
	June 2, 2011	-	-	-	20,000	27.67	131,964
Robert L. McCollum	September 22, 2010	N/A	1,170,000	1,170,000
	June 2, 2011	-	-	-	27,000	27.67	178,151
Richard L. Burt	September 22, 2010	N/A	-	1,065,000
	June 2, 2011	-	-	-	11,000	27.67	72,580

(1)
Our fiscal 2011 non-equity incentive awards were granted under our 2000 Stock Incentive Plan and in the case of Mr. Kornberg, also included an amount payable under his employment agreement. These awards do not have thresholds (or minimum amounts) payable for a certain level of performance under the plan.  As such, the threshold level shown in that table is “N/A” based on the fact that an annual incentive award becomes potentially payable for any positive amount of pre-tax profit.

(2)
Our non-equity incentive awards for fiscal 2011 were based on the actual amount of applicable fiscal 2011 pre-tax profit (as defined). Accordingly, a target amount of award was not quantifiable at the time the award was granted. In accordance with SEC Instructions to Item 402(d)(2)(iii) to Regulation S-K, in order to provide a representative estimated amount of annual incentive considered potentially payable at the time the award was granted, target levels shown represent the amounts that would have been payable for fiscal 2011 assuming the applicable pre-tax profits were the same as achieved in fiscal 2010.  The maximum amounts reflect a limitation of 300% of base salary for each of our NEOs, except in the case of our CEO whose award was limited to 500%. The target amount in the above table for Mr. Rouse reflects the target rate assuming that he was employed for the entire fiscal year in 2011.

(3)	Stock option awards were issued pursuant to our 2000 Stock Incentive Plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END - FISCAL 2011

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Grant Date (1)	Option Exercise Price	Option Expiration Date

Fred Kornberg	-	100,000	6/2/2011	$27.67	6/2/2021
	20,000	80,000	6/2/2010	28.84	6/2/2020
	40,000	40,000	6/2/2009	29.61	6/2/2014
	40,000	40,000	8/5/2008	46.69	8/5/2013
	100,000	-	8/7/2007	42.47	8/7/2012
	90,000	-	8/1/2006	26.90	8/1/2014
	52,500	-	8/2/2005	35.90	8/2/2012
	52,500	-	8/2/2005	35.90	8/2/2011

Michael D. Porcelain	-	45,000	6/2/2011	27.67	6/2/2021
	8,750	35,000	6/2/2010	28.84	6/2/2020
	17,500	17,500	6/2/2009	29.61	6/2/2014
	17,500	17,500	8/5/2008	46.69	8/5/2013
	35,000	-	8/7/2007	42.47	8/7/2012
	25,000	-	8/1/2006	26.90	8/1/2014
	10,500	-	8/2/2005	35.90	8/2/2012
	10,500	-	8/2/2005	35.90	8/2/2011
	11,998	-	8/2/2004	13.19	8/2/2014
	1,455	-	8/4/2003	11.67	8/4/2013
Robert G. Rouse	-	20,000	6/2/2011	27.67	6/2/2021
	-	25,000	2/9/2011	28.05	2/9/2021

Robert L. McCollum	-	27,000	6/2/2011	27.67	6/2/2021
	3,500	14,000	6/2/2010	28.84	6/2/2020
	5,000	5,000	6/2/2009	29.61	6/2/2014
	10,000	10,000	8/5/2008	46.69	8/5/2013
	5,000	-	8/7/2007	42.47	8/7/2012
	15,000	-	8/1/2006	26.90	8/1/2014
	7,500	-	8/2/2005	35.90	8/2/2012
	7,500	-	8/2/2005	35.90	8/2/2011
	36,000	-	8/2/2004	13.19	8/2/2014
	22,500	-	8/4/2003	11.67	8/4/2013

Richard L. Burt	-	11,000	6/2/2011	27.67	6/2/2021
	300	1,200	6/2/2010	28.84	6/2/2020
	1,500	1,500	8/5/2008	46.69	8/5/2013
	20,000	-	8/7/2007	42.47	8/7/2012
	20,000	-	8/1/2006	26.90	8/1/2014
	15,000	-	8/2/2005	35.90	8/2/2012
	15,000	-	8/2/2005	35.90	8/2/2011
	52,419	-	8/2/2004	13.19	8/2/2014
	28,028	-	8/4/2003	11.67	8/4/2013

(1)
Each option granted from August 1, 2005 to June 2, 2009 vests as to 25% of the underlying shares on each of the first and second anniversaries of the grant date, and as to the remaining 50% of the underlying shares on the third anniversary of the grant date. Each option granted prior to August 1, 2005 and subsequent to June 2, 2009 vests as to 20% of the underlying shares on each of the first five anniversaries of the grant date. The options granted are subject to accelerated vesting in the event of a change-in-control, except in limited circumstances.

TABLE OF OPTION EXERCISES THAT OCCURRED IN FISCAL 2011(1)

Name of Executive Officer	Number of Shares Acquired on Exercise	(2) Value Realized on Exercise
Fred Kornberg	-	-
Michael D. Porcelain	12,635	$196,986
Robert G. Rouse	-	-
Robert L. McCollum	9,000	$226,710
Richard L. Burt	-	-

(1)	No awards of restricted stock, restricted stock units or other full-value awards vested during fiscal 2011 and none were outstanding at fiscal year-end.

(2)
Amounts reflect the difference between the exercise price of the options and the market value of the shares acquired upon exercise. Market value for Mr. McCollum is based on the actual selling price of shares sold on the date of exercise. Market value for Mr. Porcelain was based on the closing price on the NASDAQ Global Select Market on the date of exercise because Mr. Porcelain did not sell the shares acquired.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

In the event of a change-in-control, we are required to make payments upon termination of our CEO under the terms of his employment agreement.  In the case of our other NEOs, we are required to make similar payments under their respective change-in-control agreements.

Under his employment agreement as in effect in fiscal 2011, our CEO was entitled to payments upon an involuntary termination by Comtech without cause or his resignation within two years after a change-in-control for any reason.  Regarding this post-change-in-control resignation provision, the CEO’s employment agreement was modified in August 2011 to provide that, following a change-in-control, severance and other benefits would be payable upon the CEO’s resignation only if circumstances constituting “Good Reason” (as defined) arise within two years after a change-in-control and the CEO elects to terminate employment for Good Reason no later than the earlier of two years after the “Good Reason” first arose or 2.5 years after the change-in-control.  Thus, beginning in fiscal 2012, the CEO’s right to post-change-in-control severance and benefits is “double triggered.”

For NEOs other than the CEO, both in fiscal 2011 and going forward, severance and benefit payments would be made only on a “double-triggered” basis.  In other words, upon a change-in-control, severance would be payable only upon an involuntary termination without cause, a resignation by the NEO for “Good Reason” (as defined), or if we terminate the NEO at the direction of the acquirer within 90 days before a change-in-control.  Our agreement with each of our NEOs other than our CEO is more restrictive than our CEO’s agreement, in that it enables an acquirer, under certain circumstances, if it wishes to do so, to potentially delay termination for Good Reason by these NEOs due to a change in job duties for a period of one year after the change-in-control.  The amounts potentially payable are based on a level or “tier” to which the NEO is assigned. The ECC assigned our NEOs to the following tiers:

Title	Tier	Summary of Severance Payable
CEO	1
For fiscal 2011, cash equal to 2.5 times the sum of annual base salary and the average of annual incentive compensation payable for the three fiscal years prior to the change-in-control. For fiscal 2012, the severance multiplier would be the greater of 2.5 or the number of years remaining under the terms of the employment agreement.

24 months of medical and life insurance

All Other NEOs	2
Cash equal to 2.5 times the sum of the annual base salary in effect at termination (or in effect immediately prior to the change-in-control, if greater) and the average of annual incentive award and/or bonus paid or payable for the three fiscal years prior to the termination of employment

Mr. Kornberg’s employment agreement in effect on July 31, 2011 (applicable to a fiscal 2011 termination) provided for the following:

•
In the event of termination of the agreement by us before a change-in-control, liquidated damages payable to Mr. Kornberg would include salary payable through the end of the term of the agreement and an amount equal to his incentive compensation for the full fiscal year as if he had remained employed for the complete fiscal year.

•
Although Mr. Kornberg is no longer eligible to receive a tax “gross-up” (pursuant to his amended and restated agreement signed on August 1, 2011), as of July 31, 2011, his employment agreement in effect at the time entitled him to a tax “gross-up” in the event that the amounts previously payable to Mr. Kornberg in connection with a change-in-control and his termination were subject to the excess golden parachute excise tax.

All of our NEOs, other than our CEO, have change-in-control agreements that provide for the following:

•
The NEO’s right to terminate his employment for “Good Reason” may be delayed during the first year after a change-in-control in the case of an assignment to him of any duties inconsistent in any material adverse respect with his position, authority or responsibilities immediately prior to the change-in-control, if (i) Fred Kornberg continues to serve as the most senior executive officer relating to our businesses, and if (ii) the change in the NEO’s position or duties that otherwise would constitute Good Reason results from the assignment to an executive-level position, with an executive title, and with full-time substantive duties and responsibilities of a nature similar to his prior duties and responsibilities, and with the NEO either reporting to Mr. Kornberg in his capacity as the senior officer or reporting to the officer to whom the NEO was reporting at the time of the change-in-control, which officer himself or herself reports to Mr. Kornberg.

•
With respect to the NEO’s annual incentive award for the fiscal year in progress at the date of his qualifying termination and his annual incentive award for any previously completed year for which a final annual incentive award has not yet been determined, awards will vest as follows: (i) any award based on pre-set performance goals based on the level of actual achievement of such performance goals through the earlier of the end of the performance period or the date of termination; and (ii) any discretionary award as of the date of termination based on a level consistent with the level of annual incentives (as a percentage of base salary) of other executives of comparable rank whose annual incentives are based on pre-set performance goals, but in an amount not less than the pro rata amount of the NEO’s average prior years’ annual incentive amount referred to above.

•
For a period of up to one year following the 24-month protected period after the change-in-control, termination of the NEO’s employment by us not for cause or by the NEO for Good Reason would entitle him to receive a severance benefit of 1.5 times the sum of his base salary and his average annual incentive awards under the 2000 Stock Incentive Plan actually paid or payable for performance in the three fiscal years preceding the year in which the change-in-control occurs.

•
 “Good Reason” will arise if there occurs a material reduction in the NEO’s annual incentive award actually paid below 80% of the annual incentive actually paid for the year before a change-in-control or a material reduction in the value of his base salary or annual equity awards.

•
In the event that the amounts payable to the NEO in connection with a change-in-control and his termination thereafter are subject to the golden parachute excise tax, our NEOs change-in-control agreements have grandfathered provisions that requires us to make a “gross-up” payment to him such that the after-tax value retained by the NEO, after deduction of the excise tax and excise and income tax on those additional payments, will equal the after-tax amount he would have retained if no excise tax had been imposed.

Effective August 1, 2011 and commensurate with the amended and restated employment agreement with our CEO, our ECC does not intend to give any future NEOs change-in-control agreements that include tax “gross-up” provisions.

 Table of Potential Payments Upon Termination or Change-in-Control

This summary table takes into consideration the circumstances of the event and the additional payments that each NEO would be entitled to under the agreements described above as of July 31, 2011 and the 2000 Stock Incentive Plan.  Benefits that are generally available to all salaried employees and are nondiscriminatory are excluded from these estimates.

Termination Scenario (As of July 31, 2011)	Fred Kornberg	Michael D. Porcelain	Robert G. Rouse	Robert L. McCollum	Richard L. Burt
Payments upon Termination:

Termination by Us Without Cause
Severance payable per employment agreement	-	-	-	-	-
Health and life insurance continuation (2)	$ 156,693	-	-	-	-

Payments upon a Change-in-Control:

Change-in-Control – Assuming no Termination
Stock option vesting (1)	-	-	-	-	-

Termination Without Cause or by Voluntary Resignation
Severance payable per employment agreement	$9,975,757	-	-	-	-
Non-equity incentive plan award payable (3)	3,370,838	-	-	-	-
Health and life insurance continuation (2)	156,993	-	-	-	-
Tax gross-up (4)	-	-	-	-	-

Termination Without Cause or Resignation for Good Reason
Severance payable	-	$ 2,075,000	$850,000	$2,810,094	$891,667
Non-equity incentive plan award payable (3)	-	749,309	266,714	1,026,075	133,167
Tax gross-up (4)	-	-	-	-	-

(1)
These amounts represent the aggregate in-the-money value of options as of July 31, 2011 which would become vested as a direct result of the termination event or change-in-control before the option’s stated vesting date.  This calculation of value does not attribute any additional value to options based on their remaining term and does not discount the value of awards based on the portion of the vesting period elapsed at the date of the termination event or change-in-control.  Market value and in-the-money value are based on the closing price of our common stock, $26.95, on July 31, 2011.

(2)
Health benefits and life insurance continuation amounts are a good faith estimate based on the current plan in which executive officer is enrolled and will vary in amount for a given executive officer based on the actual plan and actual costs following termination of employment. Effective May 1, 2009, Mr. Kornberg voluntarily elected to discontinue participation in the Company’s medical insurance program and enrolled in a non-Company sponsored healthcare plan. Mr. Kornberg receives a taxable monthly allowance of $1,250 for any expenses that he may incur.

(3)	The non-equity incentive plan awards represent the amount that would have been payable without the use of the ECC’s negative discretion.

(4)
Pursuant to Mr. Kornberg’s amended and restated agreement effective August 1, 2011, Mr. Kornberg is no longer eligible to receive a tax gross-up.  If a change-in-control had occurred on July 31, 2011 at the closing price of our common stock on such date, we do not believe that we would have been required to make any tax gross-up payments to any of our NEOs.

None of the above payments have actually been made to any of the NEOs. The actual payments and benefits that will be made to each NEO under each circumstance can only be known once an actual termination or change-in-control event occurs.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of July 31, 2011 regarding our compensation plans and the Common Stock we may issue under the plans.

EQUITY COMPENSATION PLAN INFORMATION TABLE

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	3,580,168	$31.86	2,369,354	(1)
Equity compensation plans not approved by stockholders	-	-	-
Total	3,580,168	$31.86	2,369,354

(1)
Includes 246,251 shares available for issuance under the Comtech Telecommunications Corp. Employee Stock Purchase Plan.  That plan permits employees to purchase shares at a discount from fair market value of up to 15% of the market price of our Common Stock at the beginning or end of each calendar quarter.  2,123,103 shares remained available for issuance under the 2000 Stock Incentive Plan for either stock options, stock appreciation rights (which constitute options, warrants or rights for purposes of this table), restricted stock, stock units, and other full-value awards.

TABLE OF DIRECTOR COMPENSATION FOR FISCAL 2011

Name (1)	Fees Earned or Paid in Cash	Option Awards (2)	All Other Compensation	Total
Richard L. Goldberg	$50,000	$89,457	-	$139,457
Edwin Kantor	50,000	89,457	-	139,457
Ira S. Kaplan	55,000	89,457	-	144,457
Gerard R. Nocita	62,500	89,457	-	151,957
Robert G. Paul	50,000	89,457	-	139,457

(1)
Fred Kornberg, our Chairman of the Board of Directors, President and Chief Executive Officer, is not included in this table because he receives no separate compensation for his services as Director.  His compensation is shown in the “Summary Compensation Table” and related compensation tables above.

(2)
The amounts in this column represent the aggregate grant date fair value, calculated in accordance with SEC rules, of stock options granted in fiscal 2011.  On June 2, 2011, each non-employee director then serving received an annual grant of options to purchase 15,000 shares of our common stock at $27.67 per share; the grant date fair value of each option was $5.96.  Assumptions used in the calculation of these amounts are discussed in Note 1(j) to our consolidated audited financial statements for the fiscal year ended July 31, 2011, included in our Annual Report on Form 10-K, filed with the SEC on September 27, 2011.  At July 31, 2011, non-employee directors held outstanding options as follows:  Mr. Goldberg, 76,250; Mr. Kantor, 80,750; Mr. Kaplan, 67,500; Mr. Nocita, 68,750; and Mr. Paul, 59,500.

In fiscal 2011, each non-employee director received an annual retainer of $50,000.  In addition, the Chairman of the Audit Committee received an additional annual retainer of $12,500 and the Chairman of the Executive Compensation Committee received an additional annual retainer of $5,000. Effective fiscal 2012, our Lead Independent Director will receive an additional annual retainer of $15,000.

Under our policy then in effect for equity grants under our 2000 Stock Incentive Plan, we granted to each director, who is not an employee, an option to purchase: (i) 4,500 shares of Common Stock as of the date the director begins service on the Board of Directors and (ii) 15,000 shares of Common Stock on an annual basis. The exercise price of all such options is equal to the stock’s fair market value on the date of grant.  The options expire five years after the date of grant, and become exercisable as to 25% of the underlying shares on the first and second anniversaries of the date of grant and as to the remaining 50% of the underlying shares on the third anniversary of the date of grant, subject to accelerated vesting upon death of the director or a change-in-control.

Because our directors receive most of their compensation in the form of equity-based awards, none of our Directors have realized any economic value from stock options granted during the past three fiscal years ended July 31, 2011 and they have not been able to increase their ownership interests through the exercise of these stock option grants. Nevertheless, in August 2011 (the start of our fiscal 2012), the Nominating and Governance Committee recommended to our Board of Directors that it should increase the equity ownership interest guidelines to require non-employee directors to hold an equity ownership interest in own Common Stock with a market value of at least six times their respective annual cash retainer. In order to facilitate the ownership requirement within the time permitted under the new guidelines (by the Fiscal 2016 Annual Meeting of Stockholders for current directors), the Committee recommended to our Board of Directors that the policy of granting to non-employee directors an option to purchase 15,000 shares of Common Stock on an annual basis be modified to include the grant of restricted stock units to individual non-employee directors until they meet the recommended minimum equity ownership interest requirements. The amount of restricted stock units that could be granted would be limited to the Black-Scholes value of the option to purchase the 15,000 shares of Common Stock, resulting in no change to the aggregate value of the annual compensation that the non-employee director currently is entitled to receive. In addition, until the recommended minimum equity ownership interest requirement is met, non-employee directors would be required to retain any shares received from the exercise of stock options or the delivery of shares pursuant to a restricted stock-based or similar award, less the number of shares used for the payment of any related exercise price and applicable taxes. The Committee also recommended that directors be given the flexibility to receive a portion of their annual cash retainer in the form of stock units. These changes required that our Board of Directors approve amendments to our 2000 Stock Incentive Plan. As indicated in “Proposal No. 3 - Approval of Amendment to Our 2000 Stock Incentive Plan and Related Actions,” these changes require stockholder approval.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2011, Messrs. Kaplan, Kantor and Nocita served as members of our Executive Compensation Committee.  No member of our Executive Compensation Committee is or was, during fiscal year 2011, an employee or an officer of Comtech or its subsidiaries.

No executive officer of Comtech served as a director or a member of the compensation committee of another company.

EXECUTIVE COMPENSATION COMMITTEE REPORT

Our Executive Compensation Committee has furnished the following report.  The information contained in the “Executive Compensation Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filings.

Our Executive Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Securities and Exchange Act of 1933 with management.

Based on such review and discussions, our Executive Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended July 31, 2011 for filing with the SEC.

Executive Compensation Committee

Ira S. Kaplan, Chairman
Edwin Kantor
Gerard R. Nocita

AUDIT COMMITTEE REPORT

Our Audit Committee has furnished the following report.

The information contained in the “Audit Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filings.

The Audit Committee reviews Comtech’s financial reporting process on behalf of the Board of Directors.  Management is responsible for the financial statements and the reporting process, including the system of internal controls.  KPMG LLP (“KPMG”), Comtech’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America.

In fulfilling its responsibilities:

•	The Audit Committee reviewed and discussed the audited financial statements contained in the 2011 Annual Report on SEC Form 10-K with Comtech’s management and with KPMG.

•
The Audit Committee discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•
The Audit Committee received from KPMG written disclosures regarding the auditors’ independence, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed with KPMG its independence from Comtech and its management.

In reliance on the reviews and discussion noted above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in Comtech’s Annual Report on SEC Form 10-K for the fiscal year ended July 31, 2011, for filing with the Securities and Exchange Commission.

Audit Committee

Gerard R. Nocita, Chairman
Edwin Kantor
Ira S. Kaplan
Robert G. Paul

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures Regarding Related Party Transactions

Our Standards of Business Conduct provide that transactions with related parties, as defined in the Standards of Business Conduct, must be communicated to the Corporate Compliance Officer and, as applicable, the Nominating and Governance Committee. The Nominating and Governance Committee evaluates all transactions between the Company and any of its directors, executive officers, family members of directors and executive officers, and companies in which any director, executive officer or family member is employed or is a partner, principal or in a similar position.

In addition, our Corporate Governance Guidelines adopted by the Nominating and Governance Committee provide that, without the prior approval of a majority of disinterested members of the full Board of Directors and, if required by applicable listing standards, the Company will not make significant charitable contributions to organizations in which a director or family member of the director is affiliated, enter into consulting contracts with (or otherwise provide indirect compensation to) a director, or enter into any relationships or transactions (other than service as a director and Board of Directors committee member) between the Company and the director (or any business or nonprofit entity or organization in which the director is a general partner, controlling shareholder, officer, manager, or trustee, or materially financially interested).

When evaluating any related party transaction, the Nominating and Governance Committee considers, among other matters, the terms of the proposed transaction or arrangement, as compared to the terms that could reasonably be expected to be obtained from an unrelated party, and whether the proposed transaction or arrangement is in the best interests of the Company and its stockholders.

Certain Transactions

We lease a 46,000 square foot facility in Melville, New York from a partnership controlled by our Chairman, Chief Executive Officer and President. This facility has been used by our RF microwave amplifier segment for manufacturing, engineering, sales and other administration functions for many years. In June 2011, in connection with our lease expiring in December 2011, our Nominating and Governance Committee of the Board of Directors performed a comprehensive assessment to determine: (i) whether or not the facility met our current and future business requirements, and (ii) what terms and conditions that we should consider in potentially negotiating a new lease.  In determining current and future business requirements, the Nominating and Governance Committee considered detailed operational requirements prepared by appropriate management levels within our RF microwave amplifier segment. In determining the terms and conditions that we should consider, our Nominating and Governance Committee obtained written reports from three independent commercial real estate firms regarding prevailing rents for comparable facilities. Based on the overall assessment performed by our Nominating and Governance Committee, we entered into a new lease for the facility which reduced our annual rent to $580,000 for calendar fiscal 2012 as compared to the $621,000 we paid in fiscal 2011. The lease provides for our use of the premises as they exist through December 2021 with an exercise option for an additional ten-year period. We have a right of first refusal in the event of a sale of the facility.

The brother of Robert L. McCollum is employed by our Company as a test technician and his aggregate compensation for fiscal 2011 of approximately $68,000 was comparable with other Comtech employees in similar positions. Mr. McCollum is a Senior Vice President and President of Comtech EF Data Corp. The son of Mr. McCollum is employed by our Company as a software engineer and his aggregate compensation for fiscal 2011 of approximately $98,000 was comparable with other Comtech employees in similar positions.

The son of Richard L. Burt is employed by our Company as a marketing manager and his aggregate compensation for fiscal 2011 of approximately $137,000 was comparable with other Comtech employees in similar positions.  Mr. Burt is a Senior Vice President and President of Comtech Systems, Inc.

VOTING OF PROXIES AND OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Fiscal 2011 Annual Meeting of Stockholders.  If other matters do come before the Fiscal 2011 Annual Meeting of Stockholders, the persons acting pursuant to the proxy will vote on them in their discretion.

Proxies may be solicited by mail, email, fax, telephone, telegram, and personally by directors, officers and other employees of Comtech who will not receive incremental pay as a result of any potential solicitation. The Company has also engaged Innisfree M&A Incorporated (“Innisfree”) to assist it in connection with soliciting proxies and has agreed to pay Innisfree a fee not to exceed $300,000, plus reimbursement of expenses.  The Company has agreed to indemnify Innisfree against certain liabilities relating to or arising out of the engagement.  Innisfree estimates that approximately sixty of its employees will assist in this proxy solicitation, which they may conduct personally, by mail, telephone, fax, email, Internet or other electronic means.

The Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to beneficial owners of shares held of record by such persons and obtain their voting instructions.  The Company will reimburse such persons at approved rates for their expenses in connection with the foregoing activities.

As a result of the potential solicitation of proxies by MMI, our expenses related to our solicitation of proxies are likely to materially exceed those normally spent for an annual meeting. Such additional costs, excluding any potential litigation costs (if any), are expected to approximate $____________, of which $_______ has been spent to date.

The cost of soliciting proxies will be borne by Comtech.

Certain executive officers and other employees of the Company named in Exhibit A, on behalf of the Company and without additional compensation, may also solicit proxies personally, by telephone, fax, email or other electronic means.  Stockholders may also be solicited by means of press releases issued by the Company and posted on its website.

A complete list of stockholders entitled to vote at the Fiscal 2011 Annual Meeting of Stockholders will be available for inspection beginning January 6, 2012 at the Company’s headquarters located at 68 South Service Road, Suite 230, Melville, New York 11747.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our Common Stock, if any, to file with the Securities and Exchange Commission reports of ownership, and reports of changes in ownership, of our equity securities.  Such persons must furnish copies of all such reports that they file to us.  Based solely on a review of such reports and written representations of our directors and executive officers, we are not aware that any such person failed to timely file such reports.

PROPOSAL NO. 1 – ELECTION OF TWO DIRECTORS

Our Board of Directors recommends a vote FOR the Election of Ira S. Kaplan and Dr. Stanton D. Sloane to our Board of Directors.

Our Board of Directors is divided into three classes.  Members of our Board of Directors are elected for three-year terms, with the term of office of one class expiring at each annual meeting of Comtech’s stockholders.  Mr. Kaplan and Mr. Nocita are in the class whose term of office expires at the Fiscal 2011 Annual Meeting of Stockholders, Mr. Goldberg and Mr. Paul are in the class whose term of office expires at the Fiscal 2012 Annual Meeting of Stockholders, and Mr. Kornberg and Mr. Kantor are in the class whose term of office expires at the Fiscal 2013 Annual Meeting of Stockholders.

Two directors are to be elected at the Fiscal 2011 Annual Meeting of Stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. To be elected, a nominee must receive a plurality of the votes cast at the Fiscal 2011 Annual Meeting of Stockholders.  Because MMI has indicated that it will nominate two candidates for election to our Board, the Company expects that the number of nominees for election as directors at the Annual Meeting will exceed the number of directors to be elected at the Fiscal 2011 Annual Meeting of Stockholders.  This means that the two nominees standing for election who receive the greatest number of votes cast at the Fiscal 2011 Annual Meeting of Stockholders will be elected as directors.  Only votes cast FOR a nominee will be counted.  Abstentions, votes withheld and broker non-votes will have no effect on the outcome of the election.

Ira S. Kaplan is a current director standing for re-election, and was elected at the Fiscal 2008 Annual Meeting of Stockholders held on December 5, 2008.

Gerald R. Nocita, whose term of office expires at the conclusion of the Fiscal 2011 Annual Meeting of Stockholders, is not standing for re-election due to personal health reasons.  As discussed in the section of this Proxy Statement entitled “Recent Changes; Significant Corporate Events and Background to Potential Contested Election,” the Nominating and Governance Committee worked with Spencer Stuart, a global search firm experienced in director searches, to identify qualified Board of Director candidates to replace Mr. Nocita.  The Board of Directors also made outreach to other individuals whom they believed could potentially be qualified as Board of Director candidates. Members of the Committee and other members of the Board provided input to Spencer Stuart as to the qualifications of candidates that the Board believed would be valuable to the Company. Based on this input, Spencer Stuart identified a large pool of candidates that it believed would be strong candidates for further evaluation by the Committee. After reviewing the full list of candidates, the Committee identified several candidates that it believed had the most desirable sets of skills, background and experience. Directors, including our Lead Independent Director, thereafter met and interviewed individual candidates.  Based on those meetings, it was determined that the full Committee and other members of our Board of Directors should meet with certain candidates for additional consideration.  Based on feedback from these interviews, the Committee recommended that our Board of Directors consider Dr. Stanton D. Sloane as a director nominee. Dr. Sloane subsequently interviewed with each member of our Board. Prior to the Committee’s process, Dr. Sloane was not known by any members of the Board of Directors or any of our executive officers (including our CEO).

Our Board of Directors has evaluated Dr. Sloane in the context of our Board’s needs and the qualifications of other directors and Dr. Sloane, as a director nominee.  Based on that assessment, our Board has nominated Dr. Sloane due to his leadership characteristics, skills and experience, as well as his track record of substantial and important contributions to the Company’s that he has been involved with. Dr. Sloane is independent and will be able to contribute to the Board’s successful oversight of our Company’s business and the Board’s long-standing commitment to stockholders’ interests.  Consistent with his high professional and ethical standards, Dr. Sloane has committed to expend the time and effort necessary for him to contribute to the successful functioning of our Board

Having engaged in a rigorous, comprehensive and thorough process to identify the most qualified directors to serve the Company, the Board selected Dr. Stanton D. Sloane as its independent director nominee to fill the Board seat currently occupied by Mr. Nocita and nominated Ira Kaplan to stand for re-election. The Board of Directors is confident that these two independent director nominees will best serve the interests of all of our stockholders. As of the date of this Proxy Statement, our Board has no reason to believe that either of the nominees named below will be unable or unwilling to serve. Each nominee named below has consented to being named in this Proxy Statement and to serve if elected.  Information concerning the directors being nominated for re-election at the Fiscal 2011 Annual Meeting of Stockholders and all of our current directors and our executive officers is set forth on page 59.

Nominees for Election at the Fiscal 2011 Annual Meeting of Stockholders

Name (listed alphabetically)	Principal Occupation	Age	For Term Expiring In	Served As Director Since

Ira S. Kaplan	Private Investor	75	2014	2002
Dr. Stanton D. Sloane	Chief Executive Officer and President of Decision Sciences International Corporation	61	2014	_

You may receive proxy solicitation materials from MMI, including an opposition proxy statement and a proxy card. The Board urges you not to vote or submit any proxy cards sent to you by MMI.  If you have previously returned or voted a proxy card sent to you by MMI, you may revoke it by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by following the instructions on the WHITE proxy card to vote by telephone or via the Internet, or by attending the Fiscal 2011 Annual Meeting of Stockholders and voting your shares in person.

THE BOARD’S NOMINEES ARE LISTED ON THE WHITE PROXY CARD

Incumbent Directors Whose Terms of Office Continue After the Fiscal 2011 Annual Meeting of Stockholders
and Current Executive Officers

Name	Principal Occupation	Age	Term Expiring In	Served As Director Since

Directors (in order of expiration of current term):
Richard L. Goldberg	Independent Senior Strategic Advisor and Optional Service Partner, Proskauer Rose, LLP	75	2012	1983

Robert G. Paul	Private Investor	69	2012	2007

Fred Kornberg (CEO)	Chairman, Chief Executive Officer and President of Comtech	75	2013	1971

Edwin Kantor	Vice Chairman of Investment Banking, Cantor Fitzgerald & Co.	79	2013	2001

Other Executive Officers (listed alphabetically):
Richard L. Burt	Senior Vice President; President of Comtech Systems, Inc.	70	_	_

Larry M. Konopelko	Senior Vice President; President of Comtech PST Corp.	58	_	_

Robert L. McCollum	Senior Vice President; President of Comtech EF Data Corp.	61	_	_

Michael D. Porcelain	Senior Vice President and Chief Financial Officer of Comtech	42	_	_

Robert G. Rouse	Senior Vice President, Strategy and M&A of Comtech	47	_	_

The Committee(s) that each director is a member of is noted in their respective biographies which follow.

Our Nominees’ Biographies and Director Qualifications

Ira S. Kaplan

Biography – Mr. Kaplan has been a director of Comtech since 2002 and is currently a private investor. Mr. Kaplan was President and Chief Operating Officer (“COO”) of EDO Corporation from 1998 to 2000 and, following the merger of EDO Corporation with AIL Technologies Inc., Mr. Kaplan served as the Executive Vice President and COO of the combined companies with responsibility to manage the integration of the companies. Mr. Kaplan held that position until his retirement in 2001. EDO Corporation is a supplier of sophisticated, highly engineered products and systems for defense, aerospace and industrial applications. EDO was subsequently purchased by ITT and the operations that Mr. Kaplan oversaw were spun-off as part of a publicly-traded company that is now called Exelis.

Director Qualifications – With more than 40 years of experience, including holding senior executive positions at a similar company, Mr. Kaplan brings valuable experience arising from his deep understanding of the defense and communications industries and provides perspective on the Company’s business opportunities, supply chain and general management matters. Mr. Kaplan has been a director of Comtech since 2002 and, prior to that time, had no prior relationships with any member of our Board (including the CEO). Mr. Kaplan meets the independence guidelines established by the Board of Directors, and currently is a member of the following committees of the Board:

•
Executive Compensation Committee (Chairman) – As a member and the Chairman, Mr. Kaplan has overseen our compensation program which has helped us achieve significant stockholder returns. From June 11, 2002 (the date Mr. Kaplan joined our Board of Directors) through October 31, 2011, our total stockholder return was 732.6% which translates into a 25.3% annualized total stockholder return. In June 2011, Mr. Kaplan led the Committee’s efforts to enhance and further align our executive compensation program to respond to the challenges that we experienced as a result of the loss of BFT-2. Changes led and overseen by Mr. Kaplan as Chairman include the establishment of specific GAAP diluted EPS goals for our corporate NEOs (including our CEO) and the related establishment of minimum financial performance thresholds for our CEO.  Mr. Kaplan also led the ECC in the recent negotiation of an amended and restated employment agreement with our CEO.  As a result of Mr. Kaplan’s leadership in these negotiations, the amended and restated employment agreement is on more restrictive terms than our CEO’s prior agreement with respect to change-in-control severance and benefits including: (i) a change from a so-called “modified single trigger” to a “double trigger” provision; and (ii) the elimination of the so-called tax “gross-up” provision payable if severance and benefits were to trigger an excess golden parachute excise tax.

•
Audit Committee – As a member, Mr. Kaplan has been able to contribute his extensive knowledge of industry specific, organizational and operational management expertise that he gained as the President and COO of EDO Corporation and has been able to assist the Committee in overseeing management’s response to a variety of routine governmental audits, including the ongoing audit by the Defense Contract Audit Agency (“DCAA”) of our BFT-1 contract. Since Mr. Kaplan has been a member of the Committee, the Company has not had any material weaknesses identified in its internal control structures nor has the Company had any financial restatements. All audit opinions issued by our independent registered public accounting firm on our financial statements have been unqualified during his tenure.

•
Nominating and Governance Committee – As a member, Mr. Kaplan’s experience at EDO Corporation, which was then a public company, enabled him to contribute to the Committee’s consideration and adoption of best corporate governance practices at our Company. Working with Mr. Kantor, our Lead Independent Director, Mr. Kaplan has helped us implement a number of improvements in our governance practices including: (i) the adoption, in 2009, of formal Corporate Governance Policies and Guidelines (which have been available on our web site since October 2009); (ii) limits to non-equity incentive awards for executives (first established in fiscal 2010); and, (iii) “robust” equity ownership interest guidelines and mandatory holding periods for both executive officers and non-employee directors that were adopted effective August 1, 2011.

Our Board of Directors has evaluated Mr. Kaplan in the context of its needs and the qualifications of other directors and Dr. Sloane, as a director nominee.  Based on that assessment, our Board has nominated Mr. Kaplan for re-election due to his leadership characteristics, skills and experience, as well as his track record of substantial and important contributions to the Board’s successful oversight of our Company’s business and the Board’s long-standing commitment to stockholders’ interests.  Consistent with his high professional and ethical standards, Mr. Kaplan has committed the time and effort necessary for him to continue to contribute to the successful functioning of our Board.

Dr. Stanton D. Sloane

Biography – Dr. Sloane has been President and CEO and a member of the Board of Directors of Decision Sciences International Corporation, a privately-held advanced security and detection systems company, since August 2011.  Prior to his current position, he served as President and CEO and a member of the Board of Directors of SRA International (“SRA”), an information solutions company which, at the time, was a $1.8 billion New York Stock Exchange listed company. He served as President and CEO of SRA from April 2007 through July 2011, during which time he helped lead the sale of SRA to a private equity firm. During his four-year leadership tenure, SRA grew significantly.  Prior to joining SRA, he was Executive Vice President of Lockheed Martin’s Integrated Systems & Solutions (a division with $5 billion in revenue and 14,000 persons under his direction) from June 2004 until April 2007.  He began his business career with General Electric Aerospace in 1984 and progressed through engineering, program management, and business development assignments in a variety of GE Aerospace and subsequently Lockheed Martin businesses. He also served as an officer in the U.S. Navy from 1976 until 1981.  Dr. Sloane currently serves on the Board of Shakespeare Theater, a non-profit organization, and previously served on the boards of two other non-profit organizations - Professional Service Corporation and Tech America.  He holds a bachelor’s degree in Professional Studies (Aeronautics) from Barry University, a master’s degree in Human Resources Management from Pepperdine University, and a Doctor of Management degree from the Weatherhead Business School at Case Western Reserve University.

Director Qualifications – Dr. Sloane has served in various senior leadership positions at technology, security and defense companies. Dr. Sloane’s strong leadership track record and deep knowledge of the technology and defense sectors is a welcomed addition to Comtech’s seasoned Board, providing valuable insights to the Board of Directors and a valuable resource to our U.S. Government business.  Although the Board has not made any final determination concerning the committee or committees of the Board of Directors that Dr. Sloane will serve on, if elected, because Dr. Sloane meets the independence guidelines established by the Board of Directors, he would be eligible and likely be asked to serve as a member of the following committees:

•
Audit Committee – Dr. Sloane is familiar with the complex regulatory and financial issues faced by a large public company. As former President and CEO of SRA, he is familiar with and was required to personally certify various financial statements that were filed with the SEC as well as internal control reports including Management’s Reports on Internal Control over Financial Reporting. During his tenure as President and CEO, SRA did not have any material weaknesses identified in its internal control structures, nor did the Company have any financial restatements. All audit opinions issued by its independent registered public accounting firm were unqualified. In addition, Dr. Sloane’s government industry experience makes him an ideal candidate to assist the Committee in overseeing management’s response to a variety of routine governmental audits, including the ongoing audit by the Defense Contract Audit Agency (“DCAA”) of our BFT-1 contract.

•
Nominating and Governance Committee – Dr. Sloane is a perfect candidate for our Nominating and Governance Committee. Prior to being nominated, Dr. Sloane had no prior relationships with any member of Comtech’s Board of Directors (including our CEO).  Our Board has determined that Dr. Sloane meets the standards of independence under our Corporate Governance Guidelines, the director independence guidelines established by the Board of Directors, and the applicable NASDAQ listing standards, including the requirement that a director be free of any relationship that would interfere with the director’s individual exercise of independent judgment.  Given his public company experience as President and CEO and Member of the Board of Directors of SRA, Dr. Sloane has extensive knowledge of the governance issues faced by public companies such as Comtech.  The Board of Directors believes that Dr. Sloane is an independent nominee who will best serve the interests of all of our stockholders.

•
Executive Compensation Committee  – Dr. Sloane holds a master’s degree in Human Resources Management from Pepperdine University and is uniquely qualified to bring valuable insight to the Committee, including on matters related to human resources and compensation matters. Because Dr. Sloane has had experience serving on the board of SRA, and also served as its President and CEO, he has broad knowledge of executive compensation matters and the structuring of compensation programs. Given Dr. Sloane’s ongoing role as President and CEO and member of the Board of Directors of Decision Sciences International Corporation, he will be able to contribute evolving and industry specific thoughts on compensation matters.

The evaluation and decision by the Board of Directors to nominate Dr. Sloane is described on Page 58 of this Proxy Statement.

Continuing Directors’ Biographies and Director Qualifications

Fred Kornberg (Chairman of the Board, Chief Executive Officer and President)
Biography – Mr. Kornberg has been Chief Executive Officer and President of Comtech since 1976. Prior to that, he was the Executive Vice President of Comtech from 1971 to 1976 and the General Manager of the telecommunications transmission segment.

Director Qualifications – Mr. Kornberg brings to his director role deep knowledge of the Company’s history, strategies, technologies and culture. His experience leading the Company’s management and the depth of his knowledge of our business enable him to provide valuable leadership on complex business matters that we face on an ongoing basis. Mr. Kornberg has been the driving force behind the Company’s continuous efforts in technological innovation and operational excellence to achieve market leadership and generate long-term stockholder value.

Mr. Kornberg has been a director of Comtech since 1971 and is currently a member of the Executive Committee of the Board of Directors.

Edwin Kantor (Lead Independent Director)
Biography – Mr. Kantor has been a director of Comtech since 2001 and Lead Independent Director commencing in 2011.  He currently serves as Vice Chairman of Investment Banking with Cantor Fitzgerald & Co. and has been with that firm since 2009.  Previously, he served as Chairman of BK Financial Services LLP from 2002 to 2009.  He served as Co-Chief Executive Officer of TPB Financial Services and was Co-Chairman and Co-Chief Executive Officer of HCFP/Brenner Securities from 1999 to 2001.  He was Vice Chairman of Barington Capital Group from 1993 to 1999.  Prior to joining Barington, Mr. Kantor spent 37 years in the securities industry with Drexel Burnham Lambert and its predecessor firms, where he held various positions, including serving as the firm's Vice Chairman.

Director Qualifications – Mr. Kantor brings his distinguished career in the financial services industry and a deep understanding of the public capital markets to his director role. His background and acumen enable him to make a valuable contribution to the Board’s oversight of Comtech’s capital structure and finances. As Vice Chairman of Investment Banking with Cantor Fitzgerald & Co, Mr. Kantor brings to us emerging and evolving knowledge related to strategic planning, capital raising, mergers and acquisitions and economic analysis.

Mr. Kantor meets the independence guidelines established by the Board of Directors and currently is a member of the following Committees of the Board of Directors:

•	Audit Committee;
•	Nominating and Governance Committee (Chairman);
•	Executive Compensation Committee; and
•	Executive Committee.

Robert G. Paul
Biography – Mr. Paul has been a director of Comtech since March 2007.  He serves on the boards of directors of Rogers Corporation and Kemet Corporation, and previously served on the board of directors of Andrew Corporation from 2003 to 2005.  He was the Group President, Base Station Subsystems, for Andrew Corporation from 2003 to 2004.  Mr. Paul was the President and Chief Executive Officer of Allen Telecom Inc. from 1989 to 2003.  He also served in various other capacities at Allen Telecom, which he joined in 1970, including Chief Financial Officer.

Director Qualifications – Mr. Paul has significant experience leading a multinational public corporation whose performance, like Comtech’s, is largely driven by technological innovation and product research and development. Those leadership experiences and his service as a director of other public companies are significant assets to the Company.

Mr. Paul meets the independence guidelines established by the Board of Directors, qualifies as an audit committee financial expert as defined by SEC rules, and currently is a member of the following Committees of the Board of Directors:

•	Audit Committee; and
•	Nominating and Governance Committee.

Richard L. Goldberg
Biography – Mr. Goldberg has been a director of Comtech since 1983.  Since November 1, 2004, he has been an Independent Senior Strategic Advisor to a number of enterprises engaged in diverse businesses, counseling his clients with respect to a wide range of corporate and business matters, including new business opportunities, financing for corporate growth, mergers and acquisitions, and governance practices and policies. From 1990 until 2004, he was a Senior Partner of Proskauer Rose LLP, at which time he stepped away to become an Optional Service Partner of that firm.  He was a Partner of Botein Hays & Sklar from 1966 to 1990.

As an Optional Service Partner, Mr. Goldberg's income from that firm is totally unrelated to Comtech’s retention of Proskauer Rose LLP, or the amount of fees paid to that firm.  Since the time that Mr. Goldberg began optional service in 2004, in accordance with the Proskauer Rose LLP formula for retired or Optional Service Partners, his income from that firm has been based solely on his years of service and income prior to November 1, 2004.

Director Qualifications – Mr. Goldberg's broad-gauged and extensive experience as a senior corporate lawyer and, later, as an independent strategic business advisor, provides us with a wealth of insights concerning the many complex issues faced by the Company.  Mr. Goldberg has deep working experience with the analytical approaches and decision-making practices of public and private companies that have brought value to their stockholders, the owners of the businesses, through sustainable growth, responsible fiscal management and best corporate governance practices. He has experienced the workings of, and counseled, many boards of directors, independent board committees, and chief executives charged with the responsibility of making sound and productive strategic decisions on which the future of their enterprises depended. In short, there are very few aspects of corporate life that Mr. Goldberg has not participated in at the highest senior level.

Mr. Goldberg meets the independence guidelines established by the Board of Directors, and is a member of the Executive Committee.

Incumbent Director Biography and Director Qualifications - Not Standing for Re-election

Gerard R. Nocita
Biography – Mr. Nocita has been a director of Comtech since 1993.  He is a private investor. He was Treasurer of the Incorporated Village of Patchogue from 1993 to 1996.  He was affiliated with Comtech from 1967 until 1993.

Director Qualifications – Mr. Nocita brings to his service as a director his valuable experience arising from his long service to the Company.  His extensive background in accounting and financial reporting also qualifies him as one of the Audit Committee financial experts.  Because of his finance education and experience, Mr. Nocita contributes unique perspectives on the functioning of the Audit Committee and internal control-related matters. Mr. Nocita has been Chairman of our Audit Committee for the past ten years. During his tenure as Audit Committee Chairman, there have been no restatements of the Company’s financial statements, no material weaknesses as defined by Sarbanes-Oxley or predecessor accounting standards nor has there been any disagreement between the Company and its independent registered public accounting firm on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

In August 2011, Mr. Nocita informed Mr. Kornberg that he was experiencing personal health issues which may prevent him from serving a full term until 2014 if he was so nominated by the Board and if he was subsequently elected by our stockholders. The Nominating and Governance Committee began a process to identify a replacement for Mr. Nocita.  On November 14, 2011, Mr. Nocita informed us that due to personal health issues he would prefer not to stand for re-election at the Fiscal 2011 Annual Meeting of Stockholders and would serve on the Board until his successor was duly elected by stockholders. The Board of Directors has nominated Dr. Stanton D. Sloane to replace Mr. Nocita.

Mr. Nocita meets the independence guidelines established by the Board of Directors, qualifies as an audit committee financial expert as defined by SEC rules, and currently is a member of the following Committees of the Board of Directors:

•	Audit Committee (Chairman);
•	Nominating and Governance Committee; and
•	Executive Compensation Committee.

Our Other Current Executive Officers (listed in alphabetical order)

Richard L. Burt
Biography – Mr. Burt has been Senior Vice President of Comtech since 1998 and had been a Vice President since 1992. He has been President of Comtech Systems, Inc. since 1989 and Vice President since its founding in 1984.  Mr. Burt first joined Comtech in 1979.

Larry M. Konopelko
Biography – Mr. Konopelko has been Senior Vice President of Comtech since December 2006 and has been President of Comtech PST Corp. since June 2002.  He joined Comtech PST as Vice President and General Manager in July 2001.  Prior to joining Comtech PST, he was General Manager at MPD Technologies, Inc. from 1995 to 2001.

Robert L. McCollum
Biography – Mr. McCollum has been Senior Vice President of Comtech since 2000 and had been a Vice President since 1996.  He founded Comtech Communications Corp. in 1994 and had been its President since its formation.  In July 2000, Comtech combined Comtech Communications Corp. with Comtech EF Data Corp.

Michael D. Porcelain
Biography – Mr. Porcelain has been Senior Vice President and Chief Financial Officer of Comtech since March 2006 and was previously Vice President of Finance and Internal Audit of Comtech from 2002 to March 2006.  Prior to joining Comtech, Mr. Porcelain was Director of Corporate Profit and Business Planning for Symbol Technologies, a mobile wireless information solutions company, where he was employed from 1998 to 2002.  Previously, he spent five years in public accounting holding various positions, including Manager in the Transaction Advisory Services Group of PricewaterhouseCoopers.

Robert G. Rouse
Biography – Mr. Rouse has been Senior Vice President, Strategy and M&A of Comtech since February 2011. Prior to rejoining Comtech, Mr. Rouse co-founded two start-up companies in the consumer products area, Versa-Derm, LLC and XO Products, LLC, and is currently a non-managing member of both companies. Mr. Rouse was Executive Vice President of Comtech from September 2004 to August 2008, and was previously Senior Vice President of Comtech from 2001 to September 2004. He was Chief Operating Officer of Comtech from March 2006 to August 2008, and had been Chief Financial Officer of Comtech from 2001 to March 2006. Mr. Rouse was previously employed by KPMG LLP in various capacities for 15 years, including as a partner in the firm’s assurance practice from 1998 to 2001.

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors recommends a vote FOR the ratification of the selection of
KPMG as our independent registered public accounting firm.

Our Board of Directors has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm for the 2012 fiscal year, subject to ratification by our stockholders.  If our stockholders do not ratify such selection, it will be reconsidered by our Board of Directors.  Even if the selection is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if our Audit Committee determines that such a change would be in our stockholders’ best interests.  Representatives of KPMG are expected to be present at the Fiscal 2011 Annual Meeting of Stockholders, with the opportunity to make a statement, should they so desire, and to be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us for the fiscal year ended July 31, 2010 and fees billed to or payable by us for the fiscal year ended July 31, 2011 by KPMG for professional services rendered:

Fee Category	Fiscal 2011 Fees	Fiscal 2010 Fees

Audit fees (1)	$941,000	$941,000
Audit-related fees (2)	556,000	487,000
Tax fees (3)	130,000	185,000
All other fees	15,000	66,000
Total Fees	$1,526,000	$1,679,000

(1)
Audit fees consist of fees for assurance and related services that are reasonably related to the performance of the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements.  Audit fees include fees related to the audit of our report on internal control over financial reporting.

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the audit of our annual financial statements that are not reported under Audit Fees, including statutory audits of certain foreign subsidiaries, fees for due diligence services and the audit of our 401(k) plan.

(3)	Tax fees consist of fees billed for professional services regarding federal, state and international tax compliance, tax advice and tax planning.

Pre-Approval Policies

Our Audit Committee reviews each service on a case-by-case basis before approving the engagement of KPMG for all audit or permissible non-audit services.

Consideration of Non-Audit Services Provided by the Independent Registered Public Accounting Firm

Our Audit Committee has concluded that the non-audit services provided by KPMG are compatible with maintaining the independent registered public accounting firm’s independence.

PROPOSAL NO. 3 – APPROVAL OF AMENDMENT TO OUR 2000 STOCK INCENTIVE PLAN AND RELATED ACTIONS

The Board of Directors considers approval of the amendment to the 2000 Plan and re-approval of the material terms of the performance criteria under the 2000 Stock Incentive Plan to be in the best interests of Comtech and therefore recommends that stockholders vote FOR approval of this proposal at the Fiscal 2011 Annual Meeting of Stockholders.

Proposed 2000 Plan Amendment

At the Fiscal 2011 Annual Meeting of Stockholders, stockholders will be asked to approve an amendment to our 2000 Stock Incentive Plan (the "2000 Plan").  Our stockholders approved the 2000 Plan and prior amendments at our Annual Meetings of Stockholders in 1999, 2006, 2007 and 2009.  The Board of Directors approved the amendment of the 2000 Plan to be voted on by stockholders at the Board  of Director’s meeting on September 21, 2011 to: (i) provide  for an automatic grant of restricted stock units (“RSUs”) to non-employee directors in lieu of  all or part of the annual grant of stock options if the non-employee director failed to satisfy his minimum equity ownership interest requirement under the stock ownership guidelines on the prior December 31st; (ii) to provide, subject to the automatic grant described in subsection (i), flexibility in the form of equity award that may be granted to non-employee directors, by permitting non-employee directors to elect to receive, in lieu of the annual grant of stock options, an award of equal value in the form of restricted stock or RSUs;  (iii) to permit non-employee directors to elect to receive an award of stock units in lieu of cash compensation; and (iv) to re-approve the material terms of the performance criteria under the 2000 Plan so that performance-based awards can continue to be granted on terms qualifying the awards for tax deductibility under Internal Revenue Code Section 162(m).  The Board also approved an amendment to the 2000 Plan to modify the automatic option grant to newly elected or appointed non-employee directors, changing the number of options automatically granted from 4,500 to a pro-rata portion of 15,000 options based on the number of days that have elapsed since the last annual grant was made to non-employee directors at the time the non-employee director is elected or appointed.

In September 2011, our Board of Directors determined to increase equity ownership interest guidelines for our non-employee directors such that they would be required to hold equity ownership interests in our Common Stock with a  market value of at least 6x their respective annual cash retainer. The Board of Directors also concluded that the current annual equity compensation of 15,000 stock options payable to each non-employee director per year should be modified to provide for automatic grants of RSUs in lieu of stock option grants until a non-employee director meets the minimum equity ownership interest guidelines. Under our guidelines, we count RSUs as equity ownership interests, but unexercised stock options are not counted as equity ownership interests.  The amount of RSUs to be granted would have a value equal to the Black Scholes value of the stock options that are not granted, at the applicable grant date.  Other changes would permit a director to receive restricted stock or RSUs in lieu of stock options (after the applicable equity ownership interest guidelines are satisfied), or stock units in lieu of cash retainer.  The proposed amendment would not change the total annual value of compensation payable to each non-employee director.  Because our current stock plan does not provide for the issuance of restricted stock, RSUs or stock units to non-employee directors, our 2000 Stock Incentive Plan must be amended.

Our Board also approved amendments to the 2000 Plan related to full-value awards that, as further described below, were requested by Fidelity Investments, a current large shareholder.

The proposed amendment will not increase the number of shares reserved for awards under the 2000 Plan and will not extend the life of the 2000 Plan.

Currently, the 2000 Plan provides for an automatic grant of 4,500 options to a newly elected or appointed non-employee director and 15,000 options as an annual grant to each non-employee director, with the annual grant reduced in the case of a non-employee director who joined the Board within the previous six months.  If the proposed amendment is approved by stockholders, the terms of grants to non-employee directors would be modified as follows:

•
The automatic grant to newly-elected or appointed non-employee directors will change from 4,500 options to an amount of options equal to the product of 15,000 and a fraction, the numerator of which is equal to 365 minus the number of days that have elapsed since the previous annual grant date, and the denominator of which is 365.

•
Each non-employee director will continue to receive an automatic annual grant of 15,000 stock options.  However, a non-employee director who, as of the end of the calendar year prior to the grant date of the annual option grant, has not satisfied his minimum Company stock ownership interest requirement under the minimum equity ownership interest guidelines shall be automatically granted, in lieu of all or part of the annual option grant, a number of RSUs determined by converting the options the non-employee director would otherwise have received to RSUs by dividing the grant date fair value of the option grant using the Black-Scholes option valuation methodology we apply for determining expense for financial accounting purposes by the fair market value of a share of Common Stock on the grant date, up to the number of shares of our Common Stock necessary for the non-employee director to have met the stock ownership requirement as of the prior December 31.

•
Directors would also be permitted to elect, in advance, to receive an award of restricted stock or RSUs in lieu of the annual option grant (to the extent the automatic grant did not apply).  If a director has made this election, the grant date fair value of the option grant would be determined using the applicable Black-Scholes option valuation methodology and the number of shares of restricted stock or RSUs to be granted would be this fair value divided by the fair market value of a share of our Common Stock on the grant date.

•
For both automatic and elective grants of RSUs or restricted stock, the awards would vest on the same terms as the options would have vested under the current plan terms, which is 25% on the first and second anniversaries of the grant date and 50% on the third anniversary, subject to accelerated vesting in the event of death or a change-in-control, and at the discretion of the Committee that administers the non-employee director awards.

•
A director will be permitted to elect to receive an award of stock units in lieu of cash compensation.  The stock units would be valued at 100% of the fair market value of the underlying Common Stock at the grant date.  These stock units would be fully vested and non-forfeitable.

The Board is proposing to amend the 2000 Plan to add flexibility as to the forms of equity grants to non-employee directors, and to help ensure that our non-employee directors will meet our equity ownership interest guidelines within the time frame specified in the guidelines.

Other Recent Amendments to the 2000 Plan

At the time the Board approved the amendment being submitted to stockholders, the Board also approved certain other amendments to the 2000 Plan which are not subject to stockholder approval.  These amendments include the following:

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The 2000 Plan provision that governed the counting of shares against the number reserved under the 2000 Plan was modified so that, upon exercise of an option or stock appreciation right, the gross number of shares underlying the award would be counted against the 2000 Plan reserve.  This eliminates a “recapture” provision that previously would have caused shares surrendered by the participant to pay the exercise price, shares withheld by us to cover the exercise price or withholding taxes, and shares subject to a stock appreciation right or option in excess of the number delivered upon exercise to again become available for new awards under the 2000 Plan.

The Board approved this action to make it easier for stockholders to understand how shares are counted under the 2000 Plan, and to address a view that ISS Proxy Advisory Services, a leading proxy advisory service for some of our institutional stockholders, generally disfavors “recapture” provisions.

•
A provision requiring minimum vesting terms for certain “full-value” awards has been added.  “Full-value” awards are awards other than options, stock appreciation rights, or other awards that require the participant to pay an exercise price or purchase price equal to the fair market value of the underlying shares at the grant date.  Restricted Stock, Performance Shares, Performance Units, RSUs, Stock Units and Other Stock-Based Awards are full-value awards, unless the award terms require payment or the surrender of cash compensation in an amount equal to the grant-date fair market value of the underlying shares.  The new minimum vesting requirements are as follows:

o
For full-value awards granted to employees or consultants, performance-based awards must have a minimum vesting period of one year, and service-based vesting conditions with no performance conditions must vest over a period of at least three years.  Ratable annual vesting over the three-year period is permitted.  An award granted in lieu of a cash incentive payout can count the performance period for earning the cash incentive as part of the required performance-vesting period;

o	Vesting may be accelerated in the event of a Change-in-Control or a Participant’s retirement, death or disability; and

o	Full-value awards with respect to up to 10% of the shares reserved under the 2000 Plan may be granted with no minimum vesting requirements.

The Board approved this amendment to further align full-value awards with stockholder interests and because such change was requested by Fidelity Investments, a current large stockholder.

•	For future awards, a “Change-in-Control” will be triggered by a sale of all or substantially all assets upon consummation of the transaction rather than upon stockholder approval;

•	The authorization of “reload” stock options is eliminated;

•	All options and Stock Appreciation Rights (“SARs”) must have an exercise price at least equal to 100% of the grant-date fair market value of the underlying shares;

•	Dividend equivalents credited on performance shares or other full-value awards with performance conditions will be forfeitable to the same extent as the underlying award;

•	Provisions are added setting forth specific terms of RSUs and Stock Units. These types of awards previously could have been granted under the 2000 Plan as a type of “Other Stock-Based Award”;

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A requirement is added that directors serving on the committee administering the 2000 Plan meet stock exchange independence requirements as well as new independence requirements under expected regulations implementing the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and also a provision clarifying that action by the committee will not be voided if a member did not meet a qualification requirement at the time the action was taken;

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Technical amendments were adopted clarifying: (i) the application of the share adjustment provision upon occurrence of certain corporate events, including an amendment requiring that participants are entitled to an appropriate adjustment to their awards in the case of certain “equity restructurings,” (ii) the “per-person” limitation on grants of equity awards, (iii) the definitions of termination of employment or service and authorizing the ECC to determine whether a termination occurs if an employee, consultant or non-employee director changes from one of those roles to a different one, (iv) that the restriction on repricing applies to options granted to non-employee directors; (v) that the ECC could permit a participant to designate a beneficiary to receive the award in the event of the participant’s death and (vi) provisions intended to comply with Internal Revenue Code Section 409A; and

•	The Committee that administers non-employee director awards has been granted the discretion to accelerate or continue vesting of non-employee director awards based on such factors as it may determine.

The description of the 2000 Plan below assumes the effectiveness of the amendments not subject to stockholder approval.

Purpose of the 2000 Plan

The 2000 Plan helps us in a number of ways:

• To attract, retain, motivate and reward employees, non-employee directors and consultants;
• To strengthen the mutuality of interests between our employees, directors and consultants and our stockholders; and
• To provide a means for qualifying awards under tax provisions so that performance-based compensation will be fully tax deductible by Comtech.

The Board of Directors and the ECC intend to continue to use awards linked to common stock and cash-based incentive awards to provide incentives for the achievement of important operational and/or financial performance objectives and to promote our long-term success.  In particular, we believe that in a competitive environment for qualified executive, technical, sales, marketing and other personnel, our ability to provide equity-based awards will continue to be a key factor in the recruitment and retention of such personnel.  The 2000 Plan is likewise important to our ability to attract and retain qualified and experienced persons to serve as non-employee directors.

Shares Reserved and Available Under the 2000 Plan

Information on the total number of shares available under our 2000 Plan (our only equity compensation plan with any awards outstanding or available for grant) and unissued shares deliverable under outstanding stock options and SARs as of July 31, 2011 is presented on page 51 under the heading “Securities Authorized for Issuance Under Equity Compensation Plans.”  The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the 2000 Plan or with respect to which awards may be granted may not exceed 8,962,500 shares of Common Stock. At November 21, 2011, ________ shares are issuable upon exercise of outstanding options under the 2000 Plan and _____ shares remain available for future grants under the Plan; the shares subject to outstanding options and available for future grant represent __% of the outstanding class at that date (the denominator in this calculation does not include shares issuable upon exercise of those options or shares issuable upon conversion of our 3.0% Convertible Senior Notes).

There were no full-value awards outstanding at November 21, 2011.

Re-approval of the Material Terms of Performance Criteria

As described in more detail below under the caption “Reasons for Stockholder Approval,” we are seeking stockholder re-approval of the materials terms of performance criteria to which grants of plan awards may be subject.  This would have the effect of extending the period during which the ECC could grant cash incentive awards and structure certain other awards under the 2000 Plan so that compensation paid in respect of such awards will qualify as "qualified performance based compensation" within the meaning of 162(m) of the Internal Revenue Code and the Treasury Regulations thereunder.  The expiration of this period would be extended from 2014 until 2016.

Overview of 2000 Plan Awards

The 2000 Plan authorizes a broad range of awards, including:

• stock options;
• SARs;
• restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;
• performance units;
• RSUs, a right to receive shares at a specified future date, subject to a risk of forfeiture;
• stock units, a right to receive shares at a specified future date;
• other stock-based awards;

• performance shares or other stock-based performance awards; these are in effect deferred stock or restricted stock awards that may be earned by achieving specific performance objectives; and
• cash incentive awards earnable by achievement of specific performance objectives.

Vote Required for Approval

The approval of the amendment to our 2000 Stock Incentive Plan and related actions will require the affirmative vote of a majority of the shares voted in person or by proxy.

Reasons for Stockholder Approval

We seek approval of the amendment of the 2000 Plan by stockholders in order to meet requirements of the NASDAQ Global Marketplace and to satisfy requirements of tax law to help preserve our ability to claim tax deductions for compensation to executive officers.  In addition, the Board of Directors regards such stockholder approval to be consistent with corporate governance best practices.

Section 162(m) of the Internal Revenue Code limits the deductions a publicly held company can claim for compensation in excess of $1.0 million in a given year paid to the Chief Executive Officer and the three most highly compensated executive officers serving on the last day of the fiscal year (other than our CFO).  “Performance-based” compensation that meets certain requirements is not counted against the $1.0 million deductibility cap, and therefore remains fully deductible.  We are seeking re-approval of general business criteria upon which performance objectives for performance-based awards are based, described below under the heading — "Description of the 2000 Plan as Proposed To Be Amended – Performance Goals."  Stockholder re-approval of general business criteria, without specific targeted levels of performance, will permit qualification of incentive awards for full tax deductibility for a period of approximately five years under Section 162(m).  Stockholder approval of the performance goal inherent in stock options and SARs (i.e. increases in the market price of stock) is not subject to a time limit under Section 162(m).

Restriction on Repricing

The 2000 Plan includes a restriction providing that, without stockholder approval, we will not amend or replace options or SARs previously granted under the 2000 Plan in a transaction that constitutes a "repricing."  The transactions that would require stockholder approval include amending an outstanding option or SAR to reduce its exercise price, substituting a new option or SAR at a lower exercise price or base price for a surrendered option or SAR, issuing any other type of award or paying cash in exchange for the surrender of an option or SAR at a time that its exercise or base price exceeds the current market price of common stock or if the new award or cash has a value in excess of the then in-the-money value of the surrendered option or SAR.  Adjustments to the exercise price or number of shares subject to an option or SAR and similar adjustments to all types of awards, to reflect the effects of a stock split or certain other corporate transactions, will not require separate stockholder approval, however.

Description of the 2000 Plan as Proposed To Be Amended

The following is a description of the 2000 Plan, as proposed to be amended (but assuming the effectiveness of those amendments not subject to stockholder approval).  As a summary, it is qualified in its entirety by reference to the 2000 Plan.  A copy of the 2000 Plan, restated to include the proposed amending language, is attached hereto as Exhibit B.

Administration

The 2000 Plan is administered and interpreted by a committee or subcommittee of the Board of Directors appointed from time to time by the Board of Directors (the “Committee”), consisting of two or more non-employee directors, each of whom is intended to be a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, an outside director as defined under Code Section 162(m),  an independent director under NASDAQ Marketplace Rules and qualified under any independence requirement that may be enacted under the Dodd-Frank Act.  Currently, our ECC serves as the Committee for the 2000 Plan.  With respect to equity award grants to non-employee directors, the 2000 Plan is administered by our Board of Directors (and references to the Committee are deemed to refer to our Board of Directors for this purpose).

Subject to the terms and limitations set forth in the 2000 Plan (including limitations in the current 2000 Plan specifying the number and terms of stock options automatically granted to non-employee directors), the Committee has the full authority to administer and interpret the 2000 Plan, to grant discretionary awards under the 2000 Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award and approve the form of award agreements, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the 2000 Plan and 2000 Plan awards as the Committee, in its sole discretion, deems necessary or desirable.

The terms and conditions of individual awards are set forth in written agreements, which are to be consistent with the terms of the 2000 Plan.  The 2000 Plan authorizes grants of equity awards to be made until October 17, 2019.  Awards granted prior to the expiration of the 2000 Plan may extend beyond the applicable expiration date.  Grants of cash incentive awards and other performance-based awards are authorized until the annual meeting of stockholders in the fifth year following the year in which stockholders have most recently re-approved the performance criteria for such awards.  As discussed above, the effect of stockholder approval of this proposal would be to extend the expiration of this period from 2014 to 2016.

Eligibility and Types of Awards

All employees and consultants of Comtech and its affiliates (1,268 employees and consultants as of July 31, 2011) including prospective employees and consultants, are eligible to be granted under the 2000 Plan nonqualified stock options, SARs, restricted stock, RSUs, performance shares, performance units, stock units, cash-based incentive awards and other stock-based awards and awards providing benefits similar to those listed above which are designed to meet the requirements of non-U.S. jurisdictions.

In addition, employees of Comtech and its affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Code) are eligible to be granted incentive stock options (“ISOs,” an award that provides for more favorable tax treatment to the participant) under the 2000 Plan.  Under the current 2000 Plan terms, non-employee directors of Comtech are eligible to receive nondiscretionary grants of nonqualified stock options.  As discussed above, the proposed amendment would provide for an automatic grant of RSUs to non-employee directors to the extent needed for them to meet minimum equity ownership interest requirements, permit non-employee directors who have satisfied the minimum equity ownership requirements, and who are therefore not subject to such automatic grants, to elect to receive restricted stock or RSUs of equivalent fair value in lieu of the annual grant of stock options, and permit non-employee directors to elect to receive stock units in lieu of cash compensation.

Share Counting Provisions and Per-Person Limits

Under the 2000 Plan, if an award expires unexercised or is forfeited, terminated or canceled for any reason, or repurchased by us (this includes a settlement in cash), the number of shares counted against the share limit in respect of the award but not delivered will again be available for awards under the 2000 Plan.  The Board has amended the 2000 Plan to provide that shares that are withheld by us from an award to pay the exercise price or tax withholding, or separately delivered to us by a participant to pay the exercise price or tax withholding, will not again become available for future awards. None of the shares currently available under the 2000 Plan resulted from such a “recapture” of shares.

The maximum number of shares of Common Stock with respect to which any option, SAR or award of performance units (not treated as a cash incentive award) or performance shares or award of restricted stock for which the grant of such award or lapse of the relevant restriction period is subject to attainment of pre-established performance goals (in accordance with Code Section 162(m)) which may be granted under the 2000 Plan during any fiscal year to any individual is 225,000 shares per type of award, provided that the maximum number of shares of Common Stock for all types of such qualifying awards granted to the participant does not exceed 225,000 during any fiscal year (the “162(m) Per-Person Share Limit”).  To the extent that shares of Common Stock for which awards are permitted to be granted to an individual during a fiscal year are not covered by an award in a fiscal year, the number of shares of Common Stock available for awards to such individual will automatically increase in subsequent fiscal years until used.

For awards denominated in cash, including cash incentive awards, the 2000 Plan contains an annual per person limit to meet requirements under Code Section 162(m). A participant may potentially earn cash incentive awards up to his or her “annual limit” in any fiscal year. The annual limit for each individual is $4.0 million plus the amount of the participant’s unused annual limit as of the close of the previous fiscal year. A participant uses up his or her annual limit in a given year based on the maximum potential amount of the incentive award authorized by the Committee, even if the actual amount earned is less than the maximum.  Performance units payable solely in cash are subject to the limit on cash incentive awards (together with any cash incentives granted) and performance units denominated in cash but payable in either cash or shares are subject to the limit on share awards unless, in connection with the grant, the Committee specifies that the limit to be applied to the award will be the cash incentive award limit, even if the award is potentially settleable in share units.

The aggregate number of shares of Common Stock available under the 2000 Plan, the maximum number of shares that may be granted (including annual per-person limits on share grants), the number of shares underlying option grants and to which other awards relate, exercise prices, performance conditions tied to share price, and other award terms are subject to appropriate adjustment by the Committee in the event of changes in our capital structure or business by reason of certain corporate transactions or events, including stock splits, spin-offs, extraordinary dividends, and other equity restructurings.

On November 21, 2011, the closing price of our Common Stock in the NASDAQ Global Select Market was $____ per share.

Awards Under the 2000 Plan

The following describes awards that may be granted to employees or consultants, except where specific reference is made to non-employee directors.

Stock Options.  The Committee may grant nonqualified stock options and ISOs (grantable only to employees) to purchase shares of Common Stock. The Committee determines the number of shares of Common Stock subject to each option, the term of each option (up to ten years), the exercise price, the vesting schedule, and the other material terms of each option. No ISO or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant.

Options are exercisable at such times and subject to such terms and conditions as determined by the Committee at grant, and the exercisability of such options may be accelerated by the Committee in its sole discretion (except as limited under Internal Revenue Code Section 409A).  Payment of an option’s exercise price may be made: (i) in cash or by check, bank draft or money order, (ii) to the extent allowable by law, through a broker-assisted “cashless exercise” procedure, or (iii) on such other terms and conditions as may be acceptable to the Committee, which may include net exercises in which option shares are withheld to satisfy the exercise price.

Stock Appreciation Rights.  The Committee may grant SARs either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SARs”).  A SAR is a right to receive a payment either in cash or common stock, as the Committee may determine, equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR.  The exercise price per share covered by a SAR is the exercise price per share of the related option in the case of a Tandem SAR and is the closing price of the Common Stock on the date of grant in the case of a Non-Tandem SAR.

Restricted Stock.  The Committee may award “restricted” shares of Common Stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including the right to receive dividends and the right to vote the shares of restricted stock, but until the award becomes vested the restricted stock is subject to a risk of forfeiture if performance and/or service conditions are not met, and the restricted stock is non-transferable.  The minimum vesting requirements described above under the caption “Other Recent Amendments to the 2000 Plan” apply to restricted stock.  Recipients of restricted stock are required to enter into a restricted stock agreement with us which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse.  Dividends on restricted stock will be subject to the same performance or service-based vesting requirements that apply to the restricted stock.

RSUs and Stock Units.  The Committee may award RSUs or stock units.  A stock unit is a contractual commitment to deliver a share of Common Stock to a participant at a future date.  An RSU is a stock unit that is subject to a risk of forfeiture if performance and/or service conditions are not met.  Until shares are delivered in settlement of an RSU or stock unit, the participant has no rights of a stockholder to vote or to receive dividends on the underlying shares, although generally the participant granted an RSU or stock unit may also be granted a right to receive “dividend equivalents.”  Dividend equivalents are payments equal in value to dividends that would have been received if the underlying shares had been issued and outstanding and held by the participant at the record date for a dividend paid on Common Stock.  The minimum vesting requirements described above under the caption “Other Recent Amendments to the 2000 Plan” apply to RSUs.  Stock units generally will not have vesting conditions, but the terms of grant or amounts granted must come within the limited exceptions to the minimum vesting requirements described above under the caption “Other Recent Amendments to the 2000 Plan.”  Dividend equivalents on unvested RSUs will be subject to the same performance and service vesting requirements that apply to the RSU.

Cash Incentive Awards, Performance Units and Performance Shares.  The Committee may grant performance shares entitling recipients to receive a fixed number of shares of Common Stock or the cash equivalent thereof, as determined by the Committee in its sole discretion, upon the attainment of performance goals established by the Committee during a performance period specified by the Committee. The Committee may grant performance units or cash incentive awards entitling recipients to receive a value payable in cash or, in the case of performance units, a cash amount that will be converted to shares of Common Stock at a specified date, to be settled at that date in shares or at a later date in cash or shares as determined by the Committee.  Cash incentive awards and performance units will be earned only by the attainment of performance goals established by the Committee for a specified performance cycle.  Cash incentive awards may include annual incentive awards.  The minimum vesting requirements described above under the caption “Other Recent Amendments to the 2000 Plan” apply to performance shares and performance units.  Dividend equivalents may be credited on performance shares, with any amounts credited to be subject to the same performance and service vesting requirements that apply to the performance share.

Other Stock-Based Awards.  The Committee may grant awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock.  These awards may be granted either alone or in addition to or in tandem with other awards.  The minimum vesting requirements described above under the caption “Other Recent Amendments to the 2000 Plan” apply to other stock-based awards.  Dividend equivalents on unvested Other Stock-Based Awards will be subject to the same performance and service vesting requirements that apply to the Award.  The Committee also determines the purchase price to be paid, if any, by a recipient to purchase other stock-based awards (including shares of Common Stock or stock units). The purchase of shares of Common Stock, stock units or other stock-based awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase will be made pursuant to a deferred compensation program established by the Committee, which will be deemed to be part of the 2000 Plan.

Performance Goals

The 2000 Plan sets out performance goals that the Committee may use in creating performance-based awards that qualify for full tax deductibility by Comtech without limitation under Code Section 162(m).  Awards may be granted to participants who are not deemed likely to be covered by Section 162(m) with performance conditions and other terms different from those needed in an award intended to meet Section 162(m) requirements.  This section describes performance award terms intended to meet Section 162(m) requirements.

If the grant of an award, the lapse of a relevant restriction, or the earning or vesting of an award or right to exercise an award, including cash incentive awards, is to be based on the attainment of objective performance goals, the Committee will establish the performance goals, formulae or standards and the amount of the award to become earned or vested applicable to each recipient while the outcome of the performance goals are substantially uncertain.  Such performance goals may incorporate provisions for not applying (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Code Section 162(m) requires that performance awards be based upon objective performance measures.

Such performance goals will be based on one or more of the following criteria (“Performance Criteria”): (i) revenues; (ii) income before income taxes and specified extraordinary items, net income, income before income tax and stock-based compensation expense, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (iii) operational cash flow; (iv) level of, reduction of, or other specified objectives with regard to our bank debt or other long-term or short-term public or private debt or other similar financial obligations; (v) earnings per share or earnings per share from continuing operations; (vi) return on capital employed or return on invested capital; (vii) after-tax or pre-tax return on stockholders’ equity; (viii) economic value added targets based on a cash flow return on investment formula; (ix) fair market value of the shares of Common Stock;  (x) the growth in the value of an investment in Common Stock assuming the reinvestment of dividends and (xi) after-tax or pre-tax profits.  Such performance goals may be based upon the attainment of specified levels of Comtech’s (or a subsidiary, division or other operational unit of Comtech) performance under one or more of these measures, as a pre-specified level of achievement, a level of achievement relative to prior performance, or a level of performance relative to the performance of other corporations.  To the extent permitted under the Code, the Committee may: (i) designate additional business criteria on which the performance goals may be based; (ii) retain discretion to consider other types of performance or other circumstances, as an exercise of “negative discretion,” so long as one or more of the objective Performance Criteria has been achieved, and (iii) adjust or modify the Performance Criteria, including by specifying that particular items of income or expense will be included or excluded from the Performance Criteria.  Our cash annual incentive awards to named executive officers are granted under the 2000 Plan.  The terms of these types of awards are discussed in greater detail in the section "Compensation Discussion and Analysis."

Change-in-Control

Unless determined otherwise by the Committee at the time of grant, and except to the extent provided in the applicable award agreement, the recipient’s employment agreement or other agreement approved by the Committee, accelerated vesting or lapsing of restrictions of equity awards will occur upon a change-in-control of Comtech (as defined in the 2000 Plan), except that stock options may instead be assumed or substituted by the acquirer as provided in the 2000 Plan. Upon a change-in-control of Comtech, options or other equity awards granted to non-employee directors would be subject to the rules described below.

Non-Employee Director Equity Awards

The 2000 Plan currently authorizes the automatic grant of nonqualified stock options to each non-employee director, without further action by the Board of Directors or the stockholders.  As discussed in more detail above under the caption “Proposed 2000 Plan Amendment,” the proposed amendment would provide for an automatic grant of RSUs in lieu of the annual grant of options to non-employee directors to the extent needed for them to meet minimum equity ownership interest requirements, permit non-employee directors not subject to such automatic grants to elect to receive restricted stock or RSUs of equivalent fair value instead of the annual grant of options, and permit non-employee directors to elect to receive stock units in lieu of cash compensation.  Except for the way in which the awards are granted and the vesting terms (as discussed above), the principal terms of stock options, restricted stock, RSUs and stock units are the same as described above for awards granted to employees.  The exercise price per share of such options is the closing price of the Common Stock at the time of grant. The term of each such option is five years.

Options granted to non-employee directors are to vest and become exercisable at the rate of 25% effective on the first and second anniversaries of the grant date and 50% on the third anniversary of the grant date, provided that the option may be vested only during the continuance of his or her service as a director of Comtech unless the Committee exercises its discretion to accelerate or extend the vesting of the stock options. All options granted to non-employee directors and not previously exercisable will become fully exercisable upon death and immediately upon a change-in-control of Comtech (as defined in the 2000 Plan).  If restricted stock or RSUs are granted to non-employee directors in lieu of options, those awards would vest (including accelerated vesting) at the same time as the options would have vested.

Amendment and Termination

The Board of Directors or Committee may at any time amend any or all of the provisions of the 2000 Plan, or suspend or terminate it entirely, retroactively or otherwise.  However, no amendment may be made without the approval of the Company’s stockholders in accordance with the laws of the State of Delaware, to the extent required under Section 162(m) of the Code or, to the extent applicable to ISOs, Section 422 of the Code, which would: (i) increase the aggregate number of shares of Common Stock that may be issued; (ii) increase the 162(m) Per-Person Share Limits; (iii) change the classification of employees, non-employee directors or consultants eligible to receive awards; (iv) decrease the minimum exercise price of any stock option or SAR; (v) extend the maximum option term; (vi) materially alter the Performance Criteria; or (vii) require stockholder approval in order for the 2000 Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to ISOs, Section 422 of the Code.

Under these rules, however, stockholder approval will not necessarily be required for all amendments which might increase the cost of the 2000 Plan or broaden eligibility.  However, stockholder approval is required for re-pricing transactions, as discussed above.

Unless the 2000 Plan is terminated earlier, the authorization to grant new equity awards will terminate in 2019 and, assuming the proposed amendment is approved by stockholders, the authorization to grant cash incentive awards intended to satisfy the provisions of Section 162(m) of the Code will terminate in 2016.

Vesting, Forfeitures, and Acceleration. The Committee may, in its discretion, determine the vesting schedule of options and other awards (subject to the minimum vesting requirements, discussed above), the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.  Deferral periods and any acceleration of the settlement of an award that constitutes a deferral of compensation under Code Section 409A are subject to the limitations under Section 409A.

Other Terms of Awards. Certain awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts.  The Committee may condition distributions under awards on the payment of taxes such as by withholding a portion of the stock or other property to be distributed (or receipt of previously acquired stock or other property surrendered by the participant) in order to satisfy tax obligations.  Awards granted under the 2000 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except the Committee may permit transfers of non-qualified stock options for estate-planning purposes, except that transfers for value are not permitted.

Awards under the 2000 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise of a stock option or SAR), except to the extent required by law.

Our Company may grant cash or equity awards apart from the 2000 Plan, subject to any applicable regulatory restrictions. Thus, the 2000 Plan is not the exclusive means by which cash, including cash bonuses and incentive awards, and equity awards may be granted. The 2000 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), nor is it a qualified plan under Section 401(a) of the Code.

Certain Federal Income Tax Consequences Relating to the 2000 Plan

Our Company believes that under current law the following Federal income tax consequences generally would arise with respect to awards under the 2000 Plan taxable under U.S. income tax laws.

Options and SARs that are not deemed to be deferral arrangements under Code Section 409A would have the following tax consequences: (i) the grant of an option or a SAR will create no federal income tax consequences for the participant or Comtech; (ii) a participant will not have taxable income upon exercising an option which is an ISO, except that the alternative minimum tax may apply; (iii) upon exercising an option which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise; and (iv) upon exercising a SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. For all options, a participant’s sale of shares acquired by exercise generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares. The tax “basis” normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option’s exercise.  A participant’s sale of shares acquired by exercise of a SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in the shares, which normally is the amount he or she recognized as ordinary income in connection with the SAR’s exercise.

Comtech normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with the exercise of an option or SAR, but no tax deduction relating to a participant’s capital gains.  We will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding period before selling the shares.

We intend that awards other than options and SARs that result in a transfer to the participant of cash or shares or other property generally will have terms that meet applicable requirements under Code Section 409A, which regulates deferred compensation.  If no restriction on transferability or substantial risk of forfeiture applies to amounts distributed to a participant, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares actually received.  Thus, for example, if we grant an award of stock units that has vested or provides for deferral of receipt of cash or shares under a vested award, the participant should not become subject to income tax until the time at which shares or cash are actually distributed, and our Company normally will be entitled to claim a tax deduction at that time.  On the other hand, if a restriction on transferability and substantial risk of forfeiture applies to shares or other property actually distributed to a participant under an award (such as, for example, a grant of restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or the substantial risk of forfeiture lapses.  In all cases, Comtech can claim a tax deduction in an amount equal to the ordinary income recognized by the participant, except as discussed below.

A participant may elect to be taxed at the time of grant of restricted stock rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant later forfeits such shares or property he or she would not be entitled to any income tax deduction for the value of the shares or property on which he or she previously paid tax.

Any award that is deemed to be a deferral arrangement (not excluded or exempted under applicable regulations) will be subject to Code Section 409A. Certain participant elections and the timing of distributions relating to such awards must meet requirements under Section 409A in order for income taxation to be deferred upon vesting of the award and tax penalties avoided by the participant.  Some options and SARs may be subject to Code Section 409A, which regulates deferral arrangements.  In such case, the distribution to the participant of shares or cash relating to the award would have to meet certain restrictions in order for the participant not to be subject to tax and a tax penalty at the time of vesting.  One significant restriction would be a requirement that the distribution not be controlled by the participant’s discretionary exercise of the option or SAR if the exercise period exceeds certain limits.

Assuming an award of RSUs, stock units, performance shares, performance units or other stock-based awards meets the requirements of Section 409A (as a deferral of compensation or as compensation excluded from regulation under Section 409A) the distribution of shares or cash under the award would result in the participant realizing ordinary income at the time of distribution, with the amount of ordinary income equal to the distribution date value of the shares or cash (less any purchase price actually paid).  This would be the tax treatment for non-employee directors who receive RSUs or stock units in lieu of stock options under the proposed amendment to the 2000 Plan.  We would be entitled to a tax deduction at the time shares are delivered or cash paid at the distribution date.

As discussed above, compensation that qualifies as “performance-based” compensation is excluded from the $1.0 million deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it.  Under the 2000 Plan, (i) options and SARs, (ii) incentive and performance awards to employees the Committee expects to be named executive officers (other than the CFO) at the time compensation is received, and (iii) certain other awards that are conditioned upon achievement of performance goals are intended to qualify as such “performance-based” compensation.  A number of requirements must be met in order for particular compensation to qualify, however, so there can be no assurance that such compensation under the 2000 Plan will be fully deductible under all circumstances.  In addition, other awards under the 2000 Plan, such as non-performance-based restricted stock, RSUs and stock units, generally will not qualify, so that compensation paid to certain executives in connection with such awards, to the extent it and other compensation subject to Section 162(m)’s deductibility cap exceed $1.0 million in a given year, may not be deductible by Comtech as a result of Section 162(m).  Compensation to certain employees resulting from vesting of awards in connection with a change-in-control or termination following a change-in-control also may be non-deductible under Code Section 280G. See “Potential Termination and Change-in-Control Payments.”

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2000 Plan.  This discussion is intended for the information of stockholders considering how to vote at the Fiscal 2011 Annual Meeting of Stockholders and not as tax guidance to participants in the 2000 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement.  Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2000 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares).  The summary does not address in any detail the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

New Plan Benefits Under the 2000 Plan

Because future awards under the 2000 Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.  Information regarding our recent practices with respect to annual and long-term incentive awards and stock-based compensation under our existing 2000 Plan is presented in the “Summary Compensation Table” and these related tables: “Grants of Plan-Based Awards,” “Outstanding Equity Awards at Fiscal Year-End,” and “Options Exercised and Stock Vested,” elsewhere in this Proxy Statement, in the “Compensation Discussion and Analysis,” section above, and in our financial statements for the fiscal year ended July 31, 2011 contained in the Annual Report which accompanies this Proxy Statement.

If stockholders decline to approve the amendment, including the re-approval of the business criteria used in setting performance goals for performance awards under the 2000 Plan, we will not implement the amendment, but the 2000 Plan as previously approved by stockholders will remain in effect.  In such case, the authorization to grant new cash incentive awards would continue until the Fiscal 2014 Annual Meeting of Stockholders, which is five years after stockholders previously re-approved the performance criteria under Code Section 162(m).

PROPOSAL NO. 4 - PROPOSAL TO APPROVE (ON AN ADVISORY BASIS) COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

Our Board of Directors recommends a vote FOR the proposal to approve compensation of the Named Executive Officers as Disclosed in this Proxy Statement

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing stockholders with the opportunity to cast an advisory vote on the fiscal 2011 compensation of our Named Executive Officers (“NEOs”) as disclosed in this Proxy Statement, including in the section entitled “Compensation Discussion and Analysis,” the compensation tables and other executive compensation disclosures.

Stockholders are being asked to vote on the following resolution:

Resolved, that the stockholders approve the fiscal 2011 compensation of Comtech’s executive officers named in the Summary Compensation Table, as disclosed in Comtech’s Proxy Statement dated ________, including the Compensation Discussion and Analysis, the compensation tables and other executive compensation disclosures.

Please refer to the sections of this Proxy Statement entitled “Compensation Discussion and Analysis” and “Executive Compensation” for a detailed discussion of our executive compensation principles and practices and the fiscal 2011 compensation of our NEOs.

Our executive compensation program has been designed to strongly promote the success of our business, by attracting and retaining a very experienced and capable management team and providing incentives to achieve and exceed our goals and, in doing so, building long-term value for stockholders.  As discussed throughout the section entitled “Compensation Discussion and Analysis,” compensation of our executive officers in fiscal 2011 met the objectives of our program which were to produce long-term business success using a pay-for-performance philosophy. In making the decision to approve fiscal 2011 compensation, we note the following:

•	Our stock price increased from $21.57 on August 1, 2010 to $26.95 on July 31, 2011. Including dividends, we generated a total one year stock return of approximately 29.4%;

•
In the face of declining net sales (as a result of the fiscal 2010 loss of the BFT-2 contract), positive financial results were achieved in the form of a 16% increase in GAAP diluted earnings per share which reflects strong operating results, including improved GAAP operating income as a percentage of consolidated sales which increased from 13.4% in fiscal 2010 to 17.6% in fiscal 2011. Given the difficult economic conditions in fiscal 2011, our ECC believes that our NEOs’ performance in fiscal 2011 was excellent;

•
Despite the strength of our fiscal 2011 performance and the significant stockholder value that we created during fiscal 2011, our ECC concluded that our NEOs’ total compensation (as reported in the “Summary Compensation Table”) should be reduced from prior year levels to further align our NEOs' total and realizable compensation with Comtech’s stock price performance as a result of the loss of the BFT-2 contract to a competitor that submitted a bid 50% lower than our proposal;

•
Despite the strong one year stock return of approximately 29.4% we achieved in fiscal 2011, as a result of the loss in July 2010 of BFT-2, our total stockholder return for the three years ended July 31, 2011 has been negatively impacted.  As such, in June 2011, the value of stock-based awards granted to the CEO and CFO in fiscal 2011 was reduced by 58% and 50%, respectively, as compared to fiscal 2010. In addition, in June 2011, the value of stock-based awards granted to other NEOs (who were employed as of the beginning of the year and who remain employed), as a group, was reduced by 38% as compared to fiscal 2010;

•
In making the decision to reduce the value of stock-based awards to our NEOs (including our CEO), the ECC concluded that our stock price was significantly and temporarily undervalued and our NEOs should not benefit by receiving the same value of stock-based awards as compared to the prior two fiscal years given our stock’s performance as a result of the loss of BFT-2. The ECC also considered that stock-based awards granted to our NEOs for the prior two fiscal years were out-of-the-money and that these previously granted stock-based awards aligned our NEOs with our stockholders’ interests;

•
When considering the lower value of stock-based awards and non-equity incentive awards, total compensation for the CEO and CFO for fiscal 2011 declined from fiscal 2010 by 16% and 20%, respectively, and total compensation of our other NEOs (who were serving in the previous fiscal year) also declined;

•
Our NEOs have not realized any economic value from stock options granted during the past three fiscal years ended July 31, 2011 which aligns with the performance of our stock over the past three fiscal years ended July 31, 2011. Since August 2006, and as of the end of fiscal 2011, the values of equity awards realized by our NEOs were very low compared to the grant date fair values that had previously been reported as compensation to the NEOs. Unlike many other companies in the Company’s peer group (see page 35 of this Proxy Statement), whose CEOs receive long-term incentives in the form of restricted stock, performance shares, or other types of awards that provide compensation payouts even when stock price fails to appreciate, all of our equity awards are granted as stock options that will have no realizable value if our stock price fails to appreciate. Thus, the ECC believes that our compensation program aligns with total stockholder returns. When compared to CEOs of our peer companies, our CEO’s long-term equity-based incentives provided the lowest realized or realizable value for the latest fiscal year, and for the past three fiscal years were at the 32nd percentile of the CEOs in the peer group which aligns with our recent stock performance;

•
The ECC believes that the decline in stockholder value during the three years ended July 31, 2011 is temporary and that our NEOs and other senior executives are critical to the future success of our business. The ECC viewed fiscal 2011 total compensation as appropriate to reward the level of performance achieved in fiscal 2011. The ECC believes that the actions that management took in fiscal 2011 to respond to the loss of BFT-2 have so far proven successful. Our management team continues to negotiate with the U.S. Army regarding the future direction of the MTS and BFT program. During these discussions, the U.S. Army has informed us that it may require certain MTS and BFT sustaining services for several years, and that it potentially may award to us a new multi-year sustainment contract;

•
We maintain a lean and efficient senior corporate executive team, so that the overall cost of management is reasonably low. While many companies have separate senior corporate executive officers primarily performing the legal, human resources, investor relations, administration or information technology functions, we do not;

•
Our compensation program supports a long-term management focus.  Our ECC believes a ten year time frame is an appropriate period over which to measure the historical success of our pay for performance compensation approach because it demonstrates our total performance irrespective of the growth and decline in revenues from our MTS and BFT contracts. During the most recent ten year time frame (the period of October 31, 2001 to October 31, 2011), Comtech’s stock performance represents an average annual total stock return of 19.1%;

•
As a result of management’s actions, our Board of Directors was given the opportunity to authorize a significant return of capital to our stockholders through common stock repurchase programs aggregating $350.0 million (via a $100.0 million program first announced in September 2010, a second $150.0 million program announced in July 2011 and, because of the pace of repurchases, an increase to $250.0 million in September 2011); and an annual dividend program that was initiated at a targeted $1.00 per share in September 2010 and subsequently increased to a targeted $1.10 per share in September 2011;

•
Over time, our pre-tax profit and total compensation (including stock option awards and non-equity incentive awards) are expected to trend together and align with long-term stockholder returns, although in any given year there may be some variability. Thus, given the expected decline to our fiscal 2012 financial results due to the impact of the loss of BFT-2, fiscal 2012 annual incentive awards are expected to be materially lower than in fiscal 2011 (e.g., by more than 50% for our corporate NEOs, including our CEO);

•
Despite our successful long-term track record and superior stockholder returns, our ECC believed that given the magnitude of the impact to our business and our stock price from the loss of BFT-2, it was necessary to perform an independent comprehensive review of our compensation practices. In June 2011, our ECC engaged an independent executive compensation consulting firm to assist it in performing a comprehensive review of our executive compensation (see pages 35-37 of this Proxy Statement.) The ECC also considered feedback that it had first received in June 2011 from stockholders that a GAAP diluted EPS measure would further align executive compensation with stockholders’ interests. Based on this study and stockholder feedback, changes were made to the fiscal 2012 non-equity incentive award program (e.g., the adoption of a GAAP diluted EPS performance metric and minimum thresholds for financial performance goals for our CEO);

•
In making these changes, the ECC introduced elements of corporate performance such as dilution from share issuance, reverse dilution from share repurchases, and tax efficiency and would eliminate any adjustments taken into account in the pre-tax profit definition for purposes of determining annual non-equity incentive based awards. The ECC also believed that a GAAP diluted EPS measure would further align NEO compensation with stockholder interests;

•
In order to further align our NEO compensation program, we adopted robust minimum equity ownership interest guidelines and related holding requirements that our ECC believed would further align our NEOs and non-employee directors with our stockholders;

•
On August 1, 2011, in renewing the employment agreement with our CEO, we eliminated the “modified single-trigger” provision for severance and benefits following a change-in-control, and eliminated the tax “gross-up” to reimburse the CEO for excess golden parachute excise taxes and related income taxes on post-change-in-control severance; and

•
The  Board has amended our 2000 Stock Incentive Plan to conform it to best practices in a number of areas, including eliminating certain share “recapture” provisions, adopting a minimum vesting requirement conforming to the policy of one of our institutional stockholders, eliminating the authorization of reload options, providing that, for future awards, a “Change-in-Control” would be triggered by consummation of a sale of all or substantially all of our assets rather than by stockholder approval of such a transaction, specifying that all options must have an exercise price of at least 100% of the grant-date fair market value of the underlying shares, specifying that dividend equivalents on performance-based full value awards must be forfeitable to the same extent as the underlying award, and specifying that dividend equivalents on service-based full-value awards must be forfeitable to the same extent as the underlying award.

 As an advisory vote, this proposal is not binding upon Comtech or the Board.

Nevertheless, the Board’s Executive Compensation Committee (“ECC”), which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to our executive officers, will carefully consider the stockholder vote on this matter, along with other expressions of stockholder views it receives on specific policies and desirable actions.  If there are a significant number of unfavorable votes, we will seek to understand the concerns that influenced the vote and address them in making future decisions affecting the executive compensation program.

PROPOSAL NO. 5 - PROPOSAL REGARDING THE FREQUENCY (ON AN ADVISORY BASIS) OF EXECUTIVE COMPENSATION ADVISORY VOTES

While you have the opportunity to vote for every one, two or three years, or abstain from voting on the frequency of say-on-pay votes, our Board unanimously recommends that you vote for a frequency of say-on-pay votes of ONE YEAR.

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, we will ask stockholders for an advisory vote on the question of how frequently Comtech should seek the advisory stockholder vote to approve the compensation of our named executive officers.  The advisory stockholder vote to approve named executive officer compensation is often referred to as the “say-on-pay vote”; Proposal No. 4 is such a “say-on-pay” proposal.  This Proposal No. 5 is often referred to as a “say-on-frequency” vote.

We are soliciting your advisory vote on whether to have the say-on-pay vote at the annual meeting of stockholders every one, two or three years.

We value the opinion of our stockholders and encourage communication regarding our executive compensation policies and practices.  The Board believes that a “say-on-pay” vote every year will provide us with valuable feedback from our stockholders on our executive compensation policies and practices. In light of our Board’s belief that stockholders of other companies have strongly favored annual “say-on-pay” votes, we view an annual frequency as a corporate governance best practice.  Accordingly, the Board recommends that stockholders vote for “one year” as the frequency for our “say-on-pay” advisory votes.

Although, as an advisory vote, this proposal is not binding upon Comtech or the Board, the Board expects that it will adopt as Comtech’s policy the frequency for say-on-pay votes that is chosen by a plurality of Comtech stockholders voting on this matter.

PROPOSAL NO. 6 – APPROVAL OF AMENDMENT TO OUR BY-LAWS AUTHORIZING THE SEPARATION OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

The Board of Directors considers approval of this By-Laws Amendment to be in the best interests of Comtech and its stockholders and therefore recommends that stockholders vote FOR approval of this proposal at the
Fiscal 2011 Annual Meeting of Stockholders.

At the Fiscal 2011 Annual Meeting of Stockholders, stockholders will be asked to approve an amendment to our By-Laws (the “Chairman/CEO By-Laws Amendment”) that would revise Article V, Sections 1 and 3 of our By-Laws to authorize the Board of Directors to appoint different individuals as Chairman of the Board of Directors and Chief Executive Officer of the Company.  Currently, Article V, Section 3 of the By-Laws provides that the Chairman of the Board shall be the Chief Executive Officer of the Company.

Our Board of Directors believes it is important that it have the flexibility under our By-Laws to separate, as it deems appropriate, the roles of Chairman of the Board and Chief Executive Officer.  As discussed in the proxy statement under the heading “OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE—Recent Changes; Significant Corporate Events; and Background to Potential Contested Election,” in connection with the Board’s discussions throughout the second half of fiscal 2010 regarding the Company’s then planned acquisition of CPI International, Inc. (“CPI”), the members of the Nominating and Governance Committee considered, among other matters, whether the size and complexity of the combined companies required the Board to consider separating the roles of Chairman and Chief Executive Officer, or appointing a lead independent director so that the Chief Executive Officer could focus more on managing the combined businesses. In light of the termination of the CPI transaction, the Nominating and Governance Committee ultimately recommended to the Board that it establish a lead independent director position in order to facilitate the Board’s oversight and stockholder responsiveness roles while preserving the stature of the dual Chairman and Chief Executive Officer role that it believes is important for effective day-to-day leadership of our business operations as they currently exist.

Throughout fiscal 2011, our Nominating and Governance Committee focused on potential enhancements to our corporate governance structure and our Board’s leadership structure (which currently includes a combined CEO and Chairman role and a Lead Independent Director).

On June 2, 2011, the Board concluded that our current combined role of Chairman and CEO is appropriate because it provides (i) a clear leadership structure during the current challenging business environment and the repositioning of our mobile data communications segment and (ii) the continued ability to operate flexibly and maximize responsiveness to our customers. At the June 2, 2011 Board of Directors meetings, it was also determined that if the Board of Directors wanted future flexibility to separate the roles of Chairman and Chief Executive Officer, it would require a change in our By-Laws which must be approved by our stockholders. The Nominating and Governance Committee believes that in future circumstances, it may be advisable to separate the roles of Chairman and Chief Executive Officer and recommended to the Board of Directors that our By-Laws be amended to permit such separation of roles in the future, as the Board may deem advisable. The proposed change to Article V, Section 1 of the By-Laws would provide that any two corporate offices may be held by one individual, thus preserving the ability of the Board to combine the roles of Chairman of the Board and Chief Executive Officer. The proposed change to Article V, Section 3 would remove the requirement that the Chairman of the Board be the Chief Executive Officer of the Company.

Text of the By-Laws Amendment

The text of amended Article V, Sections 1 and 3 of the By-Laws is as follows:

Section 1. The Board of Directors shall elect the following officers: Chairman of the Board of Directors, President, Treasurer and Secretary and such other officers as it may from time to time determine. Any two or more offices may be held by the same person.
* * *

Section 3. The officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such other powers and duties as from time to time may be conferred by the Board of Directors. The Chairman of the Board shall possess, except as prohibited by statute, the same power to sign on behalf of and bind the Corporation as is possessed by the Chief Executive Officer of the Corporation, and shall, during the absence or disability of the Chief Executive Officer of the Corporation, exercise all the powers and discharge all the duties of the Chief Executive Officer of the Corporation.

PROPOSAL NO. 7 – APPROVAL OF AMENDMENT TO ARTICLE II, SECTION 8 OF OUR BY-LAWS RELATING TO STOCKHOLDER NOMINATIONS FOR ELECTION AS DIRECTOR

The Board of Directors considers approval of the By-Laws Amendment to Article II, Section 8 to be in the best interests of Comtech and its stockholders and therefore recommends that stockholders vote FOR approval of this proposal at the Fiscal 2011 Annual Meeting of Stockholders.

At the Fiscal 2011 Annual Meeting of Stockholders, stockholders will be asked to approve an amendment to our By-Laws (the “Nomination By-Laws Amendment”) that would revise Article II, Section 8 of our By-Laws.  The Board of Directors approved the Nomination By-Laws Amendment at the Board of Director’s meeting on September 21, 2011.  The Nomination By-Laws Amendment would revise Article II, Section 8 of our By-Laws to require any stockholder who desires to nominate persons for election to our Board of Directors to disclose (A) any derivative positions held by the stockholder and any associated persons and (B) whether and the extent to which any hedging or other transaction or agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of, mitigate loss to, or manage risk or benefit of share price changes for such stockholder or any associated person with respect to our securities.

Revised Article II, Section 8 of the By-Laws

Our Board of Directors believes it is important that any stockholder who desires to propose a candidate for election to the Board fully disclose his, her or its economic and voting interest in Comtech securities.  Although our By-Laws and the federal securities laws are intended to require such disclosure, relatively new forms of investment instruments such as so-called “total return swaps” and other derivatives are sometimes used to mask the true extent of a stockholder’s interest in a company.  In those instances, other stockholders potentially would be deprived of important information about the proposing stockholder that is relevant to an informed vote.  The proposed revisions to Article II, Section 8 of the By-Laws would specify that such derivative positions of the proposing stockholder and those associated with the proposing stockholder must be disclosed.  The proposed revisions would also clarify certain other matters relating to the nominating process, including making clear that a stockholder proposing to nominate a candidate for election as a director must appear in person or by a qualified representative at the Annual Meeting in order to make such nomination, and that Article II, Section 8 of the By-Laws is not intended to limit any rights of stockholders to include nominations in our proxy statement pursuant to applicable federal securities laws.  The amendment would apply to nominations at future meetings of stockholders, but would not affect the nominations at the Fiscal 2011 Annual Meeting of Stockholders.

Text of the By-Laws Amendment

The text of amended Article II, Section 8 of the By-Laws is as follows:

Section 8. Only persons who are nominated in accordance with the procedures set forth in this Section 8 shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by or on behalf of a stockholder of the Corporation, or a duly authorized proxy for such stockholder, who is a stockholder of record at the time of giving of notice provided for in this Section 8, who shall be entitled to vote for the election of Directors at the meeting and who complies with the notice  procedures set forth in this Section 8. For any nominations to be properly brought before an annual meeting by a stockholder pursuant to this Section 8, the stockholder must have given timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered or mailed to and received at the principal executive offices of the Corporation not fewer than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders;  provided, however, that in the event the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, notice by the stockholder to be timely must be received not earlier than 90 days prior to such annual meeting and not later than 60 days prior to such annual meeting.

Such stockholder’s notice shall set forth:

(a) as to each person whom the  stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(b) as to the stockholder giving the notice,

(i) the name and address, as they appear on the Corporation’s books, of such stockholder and any Stockholder Associated Person (defined below);

(ii) (A) the class and number of shares of stock of the Corporation which are held of record or are beneficially owned by such stockholder and by any Stockholder Associated Person with respect to the Corporation’s securities, (B) a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder and any Stockholder Associated Person, including between such stockholder and any Stockholder Associated Person and any nominee, and (C) any derivative positions held of record or beneficially owned by such stockholder and by any Stockholder Associated Person and whether and the extent to which any hedging or other  transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of, mitigate loss to, or manage risk or benefit of share price changes for, such stockholder or any Stockholder Associated Person with respect to the Corporation’s securities.

At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination that pertains to the nominee.  If the Board of Directors shall determine, based on the facts, that a nomination was not made in accordance with the foregoing procedures, the Chairman of the meeting shall so declare to the meeting and the defective nomination shall be disregarded.  Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 8 shall be eligible to be elected at an annual meeting of stockholders of the Corporation to serve as directors.

Notwithstanding the foregoing provisions of this Section 8, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 8, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

Notwithstanding the foregoing provisions of this Section 8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 8; provided however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 8, and compliance with this Section 8 shall be the exclusive means for a stockholder to make nominations.  Nothing in this Section 8 shall be deemed to affect any rights of stockholders to request inclusion of nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act (as applicable).

“Stockholder Associated Person” of any stockholder means (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (C) any person controlling, controlled by or under common control with such Stockholder Associated Person.

PROPOSAL NO. 8 – APPROVAL OF AMENDMENT TO ADD NEW ARTICLE II, SECTION 9 TO OUR BY- LAWS RELATING TO STOCKHOLDER PROPOSALS

The Board of Directors considers approval of this By-Laws Amendment to add a new Section 9 to be in the best interests of Comtech and its stockholders and therefore recommends that stockholders vote FOR approval of this proposal at the Fiscal 2011 Annual Meeting of Stockholders.

At the Fiscal 2011Annual Meeting of Stockholders, stockholders will be asked to approve an amendment to our By-Laws (the “Stockholder Proposals By-Laws Amendment”) that would add a new Article II, Section 9 that would establish a formal procedure for stockholders to bring business, other than the election of a candidate to the Board of Directors before an annual meeting of our stockholders.  The Board of Directors approved the Stockholder Proposals By-Laws Amendment at the Board of Director’s meeting on September 21, 2011.

New Article II, Section 9 of the By-Laws

The proposed new Article II, Section 9 of the By-Laws would require a stockholder who proposes a matter for a vote at an annual meeting of stockholders, other than the election of a candidate to the Board of Directors, to provide to Comtech advance notice of its intention to do so in the same manner that our By-Laws currently require with respect to stockholder nominations for the election of directors.  Article II, Section 9 would also require the proposing stockholder to provide the same type of information concerning its ownership (and that of those associated with the proposing stockholder) of Comtech securities, including derivatives and similar instruments, as is required of stockholders who propose candidates for election to the Board of Directors.

Text of the By-Laws Amendment

The text of new Article II, Section 9 of the By-Laws is as follows:

Section 9. Notice of Business. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) pursuant to the Corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 9, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 9. For business to be properly brought before an annual meeting by a stockholder pursuant to this Section 9, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be  timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not fewer than 90 days nor more than 120 days prior to the anniversary of the immediately preceding annual meeting of stockholders; provided, however, that in the event the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, notice by the stockholder to be timely must be received not earlier than 90 days prior to such annual meeting and not later than 60 days prior to such annual meeting.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting:

(a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-Laws of the Corporation, the language of the proposed amendment);

(b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person;

(c) (i) the class and number of shares of the Corporation which are held of record or are  beneficially owned by such stockholder and by any Stockholder Associated Person with respect to the Corporation’s securities, (ii) a description of any agreement, arrangement or understanding with respect to the business between or among such stockholder and any Stockholder Associated Person and (iii) any derivative positions held of record or beneficially owned by such stockholder and by any Stockholder Associated Person and whether and the extent to which any hedging or other  transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of, mitigate loss to, or manage risk or benefit of share price changes for, such stockholder or any Stockholder Associated Person with respect to the Corporation’s securities; and

(d) the reasons for conducting such business at the meeting and any material interest of the stockholder or any Stockholder Associated Person in such business.

If the Board of Directors shall determine, based on the facts, that business was not properly brought before the meeting in accordance with the foregoing procedures, the Chairman of the meeting shall so declare to the meeting and such business shall be disregarded.  The foregoing notice requirements of this Section 9 shall be deemed satisfied by a stockholder with respect to business brought before an annual meeting if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 9.

Notwithstanding the foregoing provisions of this Section 9, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to propose business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 9, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

Notwithstanding the foregoing provisions of this Section 9, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 9; provided however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to business to be considered pursuant to this Section 9, and compliance with Section 9 shall be the exclusive means for a stockholder to submit business (other than, as provided herein, business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time).  Nothing in this Section 9 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act.

“Stockholder Associated Person” of any stockholder means (A) and person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (C) and person controlling, controlled by or under common control with such Stockholder Associated Person.

OTHER BUSINESS

Our Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as known to our Board of Directors, no matters are to be brought before the Annual Meeting, except as specified in the Notice of Annual Meeting.  As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

FISCAL 2012 STOCKHOLDER PROPOSALS AND NOMINATIONS

Under the SEC’s proxy rules, eligible stockholders wishing to have a proposal for action by the stockholders at the Fiscal 2012 Annual Meeting of Stockholders included in our proxy statement must submit such proposal at the principal offices of Comtech and received by us not later than October 20, 2012.

Under our By-Laws, a stockholder nomination for election to our Board of Directors may not be made at the Fiscal 2012 Annual Meeting of Stockholders unless notice (including all information required under Article II, Section 8 of our By-Laws) is delivered in person or mailed to Comtech and received by us not earlier than September 20, 2012 or later than October 20, 2012; provided, however, that if the Fiscal 2012 Annual Meeting of Stockholders is not held within 30 days before or after the anniversary date of the Fiscal 2011 Annual Meeting of Stockholders, such notice must be received not more than 90 days prior to the Fiscal 2012 Annual Meeting of Stockholders or less than 60 days prior to the Fiscal 2012 Annual Meeting of Stockholders.

In addition, if Proposal No. 8 relating to an amendment to our By-Laws is approved by the stockholders at the Fiscal 2011 Annual Meeting of Stockholders, then, a stockholder proposal (other than a nomination for election to our Board of Directors, or a stockholder proposal that may be made pursuant to the SEC’s proxy rules) may not be made at the Fiscal 2012 Annual Meeting of Stockholders unless notice thereof (including all information required under Article II, Section 9 of our By-Laws) is delivered in person or mailed to Comtech and received by us not earlier than September 20, 2012 or later than October 20, 2012; provided, however, that if the Fiscal 2012 Annual Meeting of Stockholders is not held within 30 days before or after the anniversary date of the 2011 Annual Meeting of Stockholders, such notice must be received not more than 90 days prior to the Fiscal 2012 Annual Meeting of Stockholders or less than 60 days prior to the Fiscal 2012 Annual Meeting of Stockholders.  It is suggested that any such stockholder proposals or nominations be submitted to the Company by certified mail, return receipt requested.

Under the SEC’s proxy rules, proxies solicited by our Board of Directors for the Fiscal 2012 Annual Meeting of Stockholders may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any stockholder proposal not included in our proxy statement if we do not receive notice of such proposal on or before ________, unless the Fiscal 2012 Annual Meeting of Stockholders is not held within 30 days before or after the anniversary date of the Fiscal 2011 Annual Meeting of Stockholders.

HOUSEHOLDING

We have previously adopted a procedure approved by the SEC called “householding.”  Under this procedure, we satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to the address of those stockholders.  This procedure reduces our printing costs and postage fees.  Once a stockholder has received a householding notice from its broker, householding will continue until the stockholder is notified otherwise or until the stockholder has revoked consent by notifying the broker.  Each stockholder who participates in householding will continue to receive a separate proxy card.

By Order of the Board of Directors,
Patrick O’Gara
Secretary

Date:  __________, 2011

EXHIBIT A

Information Regarding Participants

Unless otherwise noted, capitalized terms used but not defined in this Exhibit A shall have the meanings ascribed to them in the Proxy Statement to which this Exhibit A is attached.

The Company, its directors, its nominees for directors and certain of its executive officers and employees are participants in a solicitation of proxies in connection with the Fiscal 2011 Annual Meeting of Stockholders.  The directors, nominees for directors, executive officers and employees of the Company who are participants in the solicitation (the “Participants”) are listed below, together with the amount of each class of the Company’s securities beneficially owned by each of these persons as of November 21, 2011, including the number of securities for which beneficial ownership can be acquired within 60 days of such date.  Except as otherwise noted below, no Participant listed below owns any securities of the Company other than shares of Common Stock, and no Participant listed below owns any securities of the Company of record that such Participant does not own beneficially.  Except as otherwise noted below, the business address of each Participant is 68 South Service Road, Suite 230, Melville, NY 11747.

Name (listed alphabetically)	Title	Shares of Common Stock Beneficially Owned

Richard L. Goldberg	Director
Edwin Kantor	Director
Ira S. Kaplan	Director
Fred Kornberg	Chairman, Chief Executive Officer and President
Gerard R. Nocita	Director
Robert G. Paul	Director
Michael D. Porcelain	Senior Vice President and Chief Financial Officer
Robert G. Rouse	Senior Vice President, Strategy and M&A

Information Regarding Transactions in the Company’s Securities
by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by Participants during the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name (listed alphabetically)	Transaction Date	Shares of Common Stock

Richard L. Goldberg
Edwin Kantor
Ira S. Kaplan
Fred Kornberg
Gerard R. Nocita
Robert G. Paul
Michael D. Porcelain
Robert G. Rouse

**** The above tables may not be completed until after the record date of November 21, 2011, and will be completed upon the filing of our definitive proxy, if necessary. ****

A-1

Miscellaneous Information Concerning Participants

Except as described in this Exhibit A or otherwise disclosed in this Proxy Statement, to the Company’s knowledge:

●	No associate of any Participant beneficially owns, directly or indirectly, any securities of the Company.

●	No Participant beneficially owns, directly or indirectly, any securities of any subsidiary of the Company.

●
Since the beginning of the Company’s last fiscal year, no Participant or any of his or her associates or immediate family members was a party to any transaction, or is to be a party to any currently proposed transaction, in which (a) the Company was or is to be a participant, (b) the amount involved exceeded or exceeds $120,000 and (c) any such Participant, associate or immediate family member had or will have a direct or indirect material interest.

●
No Participant or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

●
No Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

●
No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Fiscal 2011 Annual Meeting of Stockholders other than, with respect to each nominee, such nominee’s interest in election to the Board of Directors.

Except as otherwise disclosed in this Proxy Statement, (a) no occupation carried on by any director during the past five years was carried on with any corporation or organization that is a parent, subsidiary or other affiliate of the Company, (b) there are no family relationships among any of the directors and any executive officer of the Company, nor is there any arrangement or understanding between any director, executive officer and any other person pursuant to which that director or executive officer was selected as a director or executive officer of the Company, as the case may be and (c) there are no material proceedings in which any director or executive officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.

 A-2

Exhibit B

THE COMTECH TELECOMMUNICATIONS CORP.

2000 STOCK INCENTIVE PLAN

AMENDED AND RESTATED

EFFECTIVE SEPTEMBER 21, 2011

TABLE OF CONTENTS
For purposes of this Exhibit only, the page numbers below are preceded by “B-”

2.38 "Reference Stock Option"	12
2.39 "Restricted Stock"	12
2.40 "Restricted Stock Unit" or "RSU"	12
2.41 "Restriction Period"	12
2.42 "Retirement"	12
2.43 “Rule 16b-3”	12
2.44 “Section 162(m) of the Code”	12
2.45 “Section 409A of the Code”	12
2.46 “Securities Act”	12
2.47 “Stock Appreciation Right” or "SAR"	12
2.48 “Stock Option” or "Option"	13
2.49 "Stock Unit"	13
2.50 “Subsidiary”	13
2.51 “Tandem Stock Appreciation Right”	13
2.52 “Ten Percent Stockholder”	13
2.53 "Termination"	13
2.54 “Termination of Consultancy”	13
2.55 “Termination of Directorship”	13
2.56 “Termination of Employment”	14
2.57 “Transfer”	14
ARTICLE III ADMINISTRATION	14
3.1 The Committee	14
3.2 Grants of Awards	14
3.3 Guidelines	16
3.4 Decisions Final	16
3.5 Reliance on Counsel	16
3.6 Procedures	16
3.7 Designation of Consultants/Liability	16
ARTICLE IV SHARE AND OTHER LIMITATIONS	18
4.1 Shares	18
4.2 Changes	20
4.3 Minimum Purchase Price	21
4.4 Assumption of Awards	21
4.5 Minimum Restriction and Vesting Period	21
4.6 Dividends and Dividend Equivalents	22
ARTICLE V ELIGIBILITY	22
5.1 General Eligibility	22
5.2 Incentive Stock Options	23
5.3 Non-Employee Directors	23
5.4 Service Recipient Stock	23
ARTICLE VI STOCK OPTIONS	23
6.1 Stock Options	23
6.2 Grants	23
6.3 Terms of Stock Options	23
ARTICLE VII STOCK APPRECIATION RIGHTS	26
7.1 Tandem Stock Appreciation Rights	26

7.2 Terms and Conditions of Tandem Stock Appreciation Rights	26
7.3 Non-Tandem Stock Appreciation Rights	27
7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights	27
7.5 Limited Stock Appreciation Rights	29
ARTICLE VIII RESTRICTED STOCK	29
8.1 Awards of Restricted Stock	29
8.2 Awards and Certificates	29
8.3 Restrictions and Conditions on Restricted Stock Awards	30
ARTICLE IX PERFORMANCE SHARES	31
9.1 Award of Performance Shares	31
9.2 Terms and Conditions	32
ARTICLE X CASH INCENTIVE AWARDS AND PERFORMANCE UNITS	33
10.1 Cash Incentive Awards	33
10.2 Awards of Performance Units	34
10.3 Terms and Conditions	34
ARTICLE XI OTHER STOCK-BASED AWARDS	36
11.1 Other Awards	36
11.2 Terms and Conditions	36
ARTICLE XII NON-TRANSFERABILITY AND TERMINATION OF EMPLOYMENT/CONSULTANCY	37
12.1 Non-Transferability	37
12.2 Termination of Employment or Termination of Consultancy	38
ARTICLE XIII NON-EMPLOYEE DIRECTOR GRANTS	40
13.1 Awards	40
13.2 Stock Option Grants	40
13.3 Non-Qualified Stock Option	41
13.4 Terms of Stock Options	41
13.5 Terms of Restricted Stock Units	44
13.6 Terms of Restricted Stock Awards	46
13.7 Terms of Stock Units	49
13.8 Changes	50
ARTICLE XIV CHANGE IN CONTROL PROVISIONS	51
14.1 Benefits	51
14.2 Change in Control	52
ARTICLE XV TERMINATION OR AMENDMENT OF PLAN	54
ARTICLE XVI UNFUNDED PLAN	54
16.1 Unfunded Status of Plan	54
ARTICLE XVII GENERAL PROVISIONS	55
17.1 Legend	55
17.2 Other Plans	55
17.3 Right to Employment/Directorship/Consultancy	55
17.4 Withholding of Taxes	55
17.5 Listing and Other Conditions	56
17.6 Governing Law	56
17.7 Construction	56
17.8 Other Benefits	56

17.9 Costs	57
17.10 No Right to Same Benefits	57
17.11 Death/Disability	57
17.12 Section 16(b) of the Exchange Act	57
17.13 Section 409A of the Code	57
17.14 Severability of Provisions	58
17.15 Headings and Captions	58
17.16 Electronic Communications	58
ARTICLE XVIII EFFECTIVE DATE OF PLAN	59
ARTICLE XIX TERM OF PLAN	60

THE COMTECH TELECOMMUNICATIONS CORP.

2000 STOCK INCENTIVE PLAN

AMENDED AND RESTATED

EFFECTIVE SEPTEMBER 21, 2011

ARTICLE I

PURPOSE

    The purpose of The Comtech Telecommunications Corp. 2000 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company: (i) to offer employees of, and Consultants to, the Company and its Affiliates stock-based incentives and other equity interests in the Company and cash-based incentive Awards, thereby creating a means to attract, retain, motivate and reward such individuals and, through awards with a value based on the value of Company stock, to strengthen the mutuality of interests between such individuals and the Company's stockholders; and (ii) to make equity based awards to Non-Employee Directors, thereby creating a means to attract, retain and reward such Non-Employee Directors and strengthen the mutuality of interests between Non-Employee Directors and the Company's stockholders.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 "Acquisition Event" has the meaning set forth in Section 4.2(d).

2.2 "Affiliate" means each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

2.3 "Award" means any award under this Plan of any:  (i) Stock Option; (ii) Stock Appreciation Right; (iii) Restricted Stock; (iv) Performance Share;

(v) Performance Unit; (vi) Restricted Stock Unit; (vii), Stock Unit, (viii) Other Stock-Based Award; (ix) other award providing benefits similar to (i) through (viii) designed to meet the requirements of a Foreign Jurisdiction; or (x) cash incentive Award awarded under Section 10.1.  An Award other than a cash incentive Award is referred to as an “Equity Award.”

2.4 "Board" means the Board of Directors of the Company.

2.5 "Cause" means, with respect to a Participant's Termination of Employment or Termination of Consultancy:  (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's commission of a fraud or a felony in connection with his or her duties as an employee of the Company or an Affiliate, willful misconduct or any act of disloyalty, dishonesty, fraud, breach of trust or confidentiality as to the Company or an Affiliate or any other act which is intended to cause or may reasonably be expected to cause economic or reputational injury to the Company or an Affiliate; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.  With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.6 "Change in Control" has the meaning set forth in Article XIV.

2.7 "Code" means the Internal Revenue Code of 1986, as amended.  Any reference to any section of the Code shall also be a reference to any successor provision.

2.8 "Committee" means:  (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more Non-Employee Directors, each of whom is intended to be, (i) to the extent required by Rule 16b-3, a "non-employee director" as defined in Rule 16b-3, (ii) to the extent required by Section 162(m) of the Code and any regulations thereunder, an "outside director" as defined under Section 162(m) of the Code, (iii) an “independent director” under applicable stock exchange rules, and (iv) as may be applicable, “independent” as provided pursuant to the rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall  be deemed to be references to the Board; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board.  If for any reason the appointed Committee does not meet any of the requirements of clauses (a)(i) – (iv) above, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.9 "Common Stock" means the common stock, $.10 par value per share, of the Company.

2.10 "Company" means Comtech Telecommunications Corp., a Delaware corporation, and its successors by operation of law.

2.11 "Consultant" means any advisor or consultant to the Company or its Affiliates.

2.12 "Detrimental Activity" means  (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company's or its Affiliate's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates, acquired by a Participant prior to the Participant's Termination; (b) activity while employed by, or otherwise providing services to, the Company or its Affiliates that results, or if known could result, in the Participant's Termination that is classified by the Company as a Termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hire of) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant's employment by, consultancy for, directorship with, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company; (e) the Participant's Disparagement, or inducement of others to do so, of the Company or its

                                                                                                                              Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates, (g) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or non-competition or non-solicitation agreement), or (h) for Awards granted on or after September 21, 2011, a violation of the Company’s Standards of Business Conduct as adopted by the Company from time to time and as in effect on the date the Award is granted.  Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant's Termination.   For purposes of subsections (a), (c), (d) and (f) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

2.13 "Disparagement" means making comments or statements to the press, the Company's or its Affiliates' employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which would adversely affect in any manner:  the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects), or the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.14 "Disability" means, with respect to an Eligible Employee, Consultant or Non-Employee Director, a permanent and total disability, as determined by the Committee in its sole discretion, provided that in no event shall any disability that is not a permanent and total disability, as defined in Section 22(e)(3) of the Code, shall be treated as a Disability.  A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.  Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) of the Code.

2.15 "Effective Date" means the effective date of this Plan as defined in Article XVIII.

2.16 "Eligible Employee" means each employee of the Company or an Affiliate.

2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.  Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.18 "Family Member" shall mean "family member" as defined in Section A1(a)(5) of the general instructions of Form S-8.

2.19 "Fair Market Value" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price for the Common Stock or the average of trading prices for Common Stock on the applicable date, as specified by the Committee:  (i) as reported on the principal national securities exchange on which it is then traded or The Nasdaq Stock Market LLC or (ii) if not traded on any such national securities exchange or The Nasdaq Stock Market LLC as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority.  If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market LLC or any automated quotation system sponsored by the Financial Industry Regulatory Authority, its Fair Market Value shall be set in good faith by the Committee.  Notwithstanding anything herein to the contrary, "Fair Market Value" means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under Section 422 of the Code or Section 409A of the Code, as applicable, and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee.  For purposes of the grant of any Stock Option or Stock Appreciation Right, the applicable date shall be the date of grant of the Stock Option or Stock Appreciation Right (which must be at or after the date on which such grant is duly authorized) or, if so specified by the Committee, the latest trading date for which the last sales price or average trading price is available at the time of grant, provided that for purposes of the exercise of any Stock Option or Stock Appreciation Right, the applicable date shall be the date a notice of exercise is received by the Secretary of the Company or, if not a day on which the applicable market is open, the next day that it is open.  For purposes of the conversion of a Performance Unit to shares of Common Stock for reference purposes, the applicable date shall be the date determined by the Committee in accordance with Section 10.2.

2.20 "Foreign Jurisdiction" means any jurisdiction outside of the United States including, without limitation, countries, states, provinces and localities.

2.21 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

2.22 "Limited Stock Appreciation Right" means an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 7.5 of this Plan.

2.23 "Non-Employee Director" means a director of the Company who is not an active employee of the Company or an Affiliate and who is not an officer, director or employee of the Company or any Affiliate.

2.24 "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.25 "Non-Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of:  (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.

2.26 "Other Stock-Based Award" means an Award of Common Stock and other Awards made pursuant to Article XI that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to performance of an Affiliate.

2.27 "Ownership Guidelines" means the guidelines adopted by the Board from time to time setting forth the minimum amount of Company stock that Non-Employee Directors are required to own.

2.28 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.29 "Participant" means any Eligible Employee or Consultant to whom an Award has been made under this Plan and each Non-Employee Director of the Company; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options, Restricted Stock, Stock Units or Restricted Stock Units pursuant to Article XIII.

2.30 "Performance Criteria" has the meaning set forth in Exhibit A.

2.31 "Performance Cycle" has the meaning set forth in Section 10.1.

2.32 "Performance Goal" means the objective performance goals established by the Committee in accordance with Section 162(m) of the Code and based on one or more Performance Criteria.

2.33 "Performance Period" has the meaning set forth in Section 9.1.

2.34 "Performance Share" means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or, as determined by the Committee in its sole discretion, cash of an equivalent value at the end of the Performance Period or thereafter.

2.35 "Performance Unit" means an Award made pursuant to Article X of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock (or a combination of both) as determined by the Committee in its sole discretion, at the end of a specified Performance Unit Cycle or thereafter.

2.36 "Performance Unit Cycle" has the meaning set forth in Section 10.2.

2.37 "Plan" means The Comtech Telecommunications Corp. 2000 Stock Incentive Plan.

2.38 "Reference Stock Option" has the meaning set forth in Section 7.1.

2.39 "Restricted Stock" means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII or Article XIII.

2.40 "Restricted Stock Unit" or “RSU” means an Award of a restricted stock unit under this Plan that is granted in accordance with and subject to restrictions under Article XI with respect to Eligible Employees and Consultants, and Article XIII with respect to Non-Employee Directors, which is a unit of measurement equivalent to one share of Common Stock but with none of the attendant rights of a holder of a share of Common Stock until a share of Common Stock is ultimately distributed in payment of the obligation (other than a right to receive dividend equivalent amounts as determined by the Committee).

2.41 "Restriction Period" has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

2.42 "Retirement" means a Termination of Employment or Termination of Consultancy other than a termination for Cause or due to death or Disability by a Participant at or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant.  With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

2.43 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.44 "Section 162(m) of the Code" means Section 162(m) of the Code and any Treasury regulations thereunder.

2.45 "Section 409A of the Code" means Section 409A of the Code and any Treasury regulations thereunder.

2.46 "Securities Act" means the Securities Act of 1933, as amended.  Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.47 "Stock Appreciation Right" or "SAR" means the right pursuant to an Award granted under Article VII.

2.48 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under Article VI or to Non-Employee Directors under Article XIII.

2.49 "Stock Unit" means an Award of a stock unit under this Plan that is granted in accordance with and subject to restrictions under Article XI with respect to Eligible Employees and Consultants, and Article XIII with respect to Non-Employee Directors, which is a unit of measurement equivalent to one share of Common Stock but with none of the attendant rights of a holder of a share of Common Stock until a share of Common Stock is ultimately distributed in payment of the obligation (other than a right to receive dividend equivalent amounts as determined by the Committee).

2.50 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.51 "Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of:  (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

2.52 "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.53 "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.54 "Termination of Consultancy" means, with respect to a Consultant, that the Consultant is no longer acting as a consultant to the Company or an Affiliate.  In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate.  In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.

2.55 "Termination of Directorship" means, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.  In the event that a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his directorship, the Committee, in its sole and absolute discretion, may determine that no Termination of Directorship shall be deemed to occur until such time as such Non-Employee Director is no longer an Eligible Employee or Consultant.

2.56 "Termination of Employment" means:  (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate.  In the event that an Eligible Employee becomes a Consultant or Non-Employee Director upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant.

2.57 "Transfer" means anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer and “Transferred” has a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1 The Committee.  The Plan shall be administered and interpreted by the Committee.  If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

3.2 Grants of Awards.  The Committee shall have full authority to grant to Eligible Employees and Consultants, pursuant to the terms of this Plan:  (i) Stock Options; (ii) Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights; (iii) Restricted Stock; (iv) Performance Shares; (v) Performance Units; (vi) Restricted Stock Units; (vii) Stock Units; (viii) Other Stock-Based Awards; (ix) other awards providing benefits similar to (i) through (viii) designed to meet the requirements of Foreign Jurisdictions; and (x) cash incentive Awards under Section 10.1.  All Equity Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.  In particular, the Committee shall have the authority:

(a) to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards, including any combination of two or more Awards, are to be granted hereunder to one or more Eligible Employees or Consultants;

(c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Equity Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d) or, with respect to Stock Options granted to Non-Employee Directors, Section 13.4(d);

(f) to the extent permitted by law, to determine whether, to what extent and under what circumstances to provide loans (which shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Stock Options under this Plan or to purchase Awards under this Plan (including shares of Common Stock);

(g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;

(h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

(i) to modify, extend or renew an Award, subject to Article XV herein,  provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; provided further, however, that such Award may be restructured to comply with Section 409A of the Code to avoid any adverse tax consequences, to the extent applicable;

(j) to determine the form of any Award agreement or other document or notice related to this Plan, and whether that document, including signatures, may be in electronic form in accordance with Section 17.16 herein; and

(k) to determine, subject to Sections 12.1 and 17.11, whether and under what circumstances (consistent with the terms of the Plan) a Participant shall be entitled to designate a beneficiary to receive the Participant’s outstanding Award(s) or exercise the Participant’s rights under the Participant’s outstanding Award(s) following the death of the Participant.

3.3 Guidelines.  Subject to Article XV hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan.  The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, Foreign Jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such Foreign Jurisdictions.  To the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 Decisions Final.  Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 Reliance on Counsel.  The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6 Procedures.  If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable.  A majority of the Committee members shall constitute a quorum.  All determinations of the Committee shall be made by a majority of its members.  Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held.  The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7 Designation of Consultants/Liability.

(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.  Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company.  The Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan.  To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.  To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith.  Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate.  Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV

SHARE AND OTHER LIMITATIONS

4.1 Shares.

(a) General Limitation.  The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Equity Awards may be granted shall not exceed 8,962,500 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) with respect to all types of Equity Awards (such aggregate number of shares includes shares already issued pursuant to Equity Awards granted under the Plan since its original inception).  The shares of Common Stock available under this Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company.  If any Stock Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Stock Options, the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option or any unexercised Stock Appreciation Right shall again be available for the purposes of Equity Awards under this Plan.  If any shares of Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units or Stock Units awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased shares of Restricted Stock, or shares of Common Stock underlying any Performance Share, Performance Unit, Restricted Stock Unit or Stock Unit Awards shall again be available for the purposes of Equity Awards under this Plan.  If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.  [The number of shares of Common Stock available for the purpose of Equity Awards under the Plan shall be reduced by (i) the total number of Stock Options, Stock Appreciation Rights or Other Stock-Based Awards (subject to exercise) that have been exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award.]

(b) Individual Participant Limitations.  (i)  The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights, Performance Shares or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 225,000 shares per type of Award (which shall be subject to any increase or decrease pursuant to

                                                                                                                                                                                                                                                                                                                                Section 4.2), provided that the maximum number of shares of Common Stock for all types of Equity Awards does not exceed 225,000 (which shall be subject to any increase or decrease pursuant toSection 4.2) during any fiscal year of the Company.  If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii) There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.

(iii) Performance Units payable solely in cash shall be deemed to be cash incentive awards subject to the limitation in Section 4.1(b)(v), and Performance Units payable in cash or in shares of Common Stock shall be subject to the limitation in Section 4.1(b)(i) unless the Committee has, no later than the time performance goals are specified for the Performance Units, designated such Performance Units as cash incentive awards potentially settleable in shares, in which case the Performance Units shall be subject to the limitation in Section 4.1(b)(v).

(iv) The individual Participant limitations set forth in this Section 4.1(b)(i) – (iv) shall be cumulative; that is, to the extent that shares of Common Stock for which Equity Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Equity Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

(v) The maximum potential amount earnable under all cash incentive Awards granted under this Plan for any fiscal year of the Company to each Eligible Employee shall be such Eligible Employee’s “Annual Limit,” which in each fiscal year shall be $4 million plus the amount of the Eligible Person's unused Annual Limit as of the close of the previous fiscal year.  This limitation is separate and not affected by the number of Awards granted during such fiscal year subject to the limitations under Section 4.1(b)(i) – (iv).  For this purpose, (i) the potential amount earnable means the maximum amount potentially payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, (ii) a Participant's Annual Limit is used to the extent an amount may be potentially earned or paid under a cash incentive Award, regardless of whether such amount is in fact earned or paid, and (iii) a cash incentive Award is “granted” for the earliest fiscal year included in the Performance Cycle for that Award, regardless of whether the terms of the Award do or do not create a legal right on the part of the Participant ultimately to receive a payment with respect to such Award.

4.2 Changes.

(a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

(b) Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or other Awards granted under this Plan and the purchase price thereof, the per share performance goals established under any Award, the number and kind of shares to be issued to Non-Employee Directors pursuant to Article XIII, and the individual participation limits set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted consistent with such change in such manner as the Committee deems equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.  In furtherance of the foregoing, each outstanding Award shall confer on the Participant a legal right to an appropriate adjustment of the Award in the event of an “equity restructuring” within the meaning of FASB ASC Topic 718.  Notwithstanding the foregoing, the Committee shall not make any adjustments pursuant to this Section 4.2 that would subject a Participant to additional tax or penalties under Section 409A of the Code, without the Participant’s consent.

(c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until,

                                                                                                                                                   and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half.  No cash settlements shall be made with respect to fractional shares eliminated by rounding.  Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Stock Options and Stock Appreciation Rights, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 30 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option or Award Agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

4.3 Minimum Purchase Price.  Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

4.4 Assumption of Awards.  Awards that were granted prior to the Effective Date under the (i) Comtech Telecommunications Corp. 1982 Incentive Stock Option Plan (the "1982 Plan"), and (ii) the Comtech Telecommunications Corp. 1993 Incentive Stock Option Plan, as amended, shall be transferred and assumed by this Plan as of the Effective Date.  Notwithstanding the foregoing, such Awards shall continue to be governed by the terms of the applicable agreement in effect prior to the Effective Date.

4.5 Minimum Restriction and Vesting Period.  Notwithstanding any other provision of the Plan to the contrary, effective September 21, 2011, with respect to any Award of Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units, or Other Stock-Based Award which by its terms does not require the recipient of the Award to pay a per share exercise price or purchase price equal to the Fair Market Value of the underlying Common Stock at the grant date (collectively, “Full-Value Awards”), (i) the Restriction Period with respect to any such Award of Restricted Stock, (ii) the Performance Period with respect to any such Award of Performance Shares, (iii) the Performance Unit Cycle with respect to any such Award of Performance Units and (iv) the vesting period with respect to any such Restricted Stock Unit or any such Other Stock-Based Award that is payable in shares of Common Stock granted on or after such date shall be no less than (A) one year, if the lapsing of restrictions or vesting of the Full-Value Award is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the lapsing of restrictions or vesting of the Full-Value Award is based solely on the continued performance of services by the Participant (with the restrictions thereto lapsing or the Full-Value Award becoming vested as to no more than one-third (1/3rd) of the Common Stock subject thereto on each of the first and second anniversaries of the date of grant); provided, that, subject to the terms of the Plan, the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of the Full-Value Award in the event of a Change of Control or a Participant’s Retirement, death or Disability; and provided further, that, subject to the limitations set forth in Section 4.1(a), Full-Value Awards with respect to up to ten percent (10%) of the total number of Shares reserved for Awards under the Plan may be granted that are not subject to the foregoing limitations.

4.6 Dividends and Dividend Equivalents.  Notwithstanding any other provision of the Plan to the contrary, any rights granted hereunder to a Participant under an Award granted on or after September 21, 2011 to receive or retain dividends or dividend equivalents with respect to the shares of Common Stock underlying any Full-Value Award (with respect to which the lapsing of the restrictions subject thereto or the vesting thereof is based (in whole or in part) on the attainment of one or more Performance Goals), shall be subject to the same vesting and/or forfeiture conditions (performance-based, service-based or otherwise) as are applicable to such Full-Value Award.

ARTICLE V

ELIGIBILITY

5.1 General Eligibility.  All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units, Stock Units, Other Stock-Based Awards, awards providing benefits similar to each of the foregoing designed to meet the requirements of Foreign Jurisdictions under this Plan, and cash incentive Awards.  Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion.  The vesting and exercise of Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

5.2 Incentive Stock Options.  All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan.  Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3 Non-Employee Directors.  Non-Employee Directors are only eligible to receive an Award of Stock Options, Restricted Stock, Restricted Stock Units and Stock Units in accordance with Article XIII of the Plan.

5.4 Service Recipient Stock.  Notwithstanding anything herein to the contrary, no Option or SAR under which a Participant may receive Common Stock may be granted under the Plan to an Eligible Employee, prospective employee, Consultant or Non-Employee Director of the Company or any of its Affiliates if such Common Stock does not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, prospective employee, Consultant or Non-Employee Director, unless such Option or SAR is structured in a manner intended to comply with, or be exempt from, Section 409A of the Code.

ARTICLE VI

STOCK OPTIONS

6.1 Stock Options.  Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (ii) a Non-Qualified Stock Option.

6.2 Grants.  The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights).  To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option.  The Committee shall have the authority to grant any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights).  Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

6.3 Terms of Stock Options.  Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a) Exercise Price.  The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock.

(b) Stock Option Term.  The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed 5 years.

(c) Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant.  If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d) Method of Exercise.  Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased.  Such notice shall be accompanied by payment in full of the purchase price as follows:  (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) to the extent permitted by law, if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market LLC or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker satisfactory to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee).  No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.

(e) Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds

                                                                                                                                         $100,000, such Options shall be treated as Non-Qualified Stock Options.  In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option.  Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(f) Form, Modification, Extension and Renewal of Stock Options.  Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification, extension or renewal is intended to be structured to comply with Section 409A of the Code, to the extent applicable, and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).  Notwithstanding the foregoing, unless approved by stockholders of the Company, (i) an outstanding Option or SAR may not be modified to reduce the exercise price thereof, (ii) no new Option or SAR at a lower exercise price or base price may be substituted for a surrendered Option or SAR, and (iii) no other Award may be issued or cash may be paid in exchange for the surrender of an Option or SAR at a time that the exercise or base price of such Option or SAR exceeds the current Fair Market Value of a share of Common Stock or if such new Award or cash has a value in excess of the then in-the-money value of the surrendered Option or SAR, provided that adjustments or substitutions in accordance with Section 4.2 are not subject to this stockholder approval requirement.

(g) Other Terms and Conditions.  Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate; provided, however, that Stock Options shall not provide for the automatic grant of the same number of Stock Options as the number of shares of Common Stock used to pay for the exercise price of Stock Options or shares of Common Stock used to pay withholding taxes (i.e., “reloads”).

(h) Detrimental Activity.  Unless otherwise determined by the Committee at grant, (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options (whether vested or unvested) held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period following the later of (x) Participant's Termination of Employment or (y) the date the Stock Option is exercised, that any Stock Options shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Participant at any time within one year after the later of (x) or (y), and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise of any Stock Options (whether at the time of exercise or thereafter).

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1 Tandem Stock Appreciation Rights.  Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights").  In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option.  In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.  Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

7.2 Terms and Conditions of Tandem Stock Appreciation Rights.  Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XII and the following:

(a) Term.  A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(b) Exercisability.  Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VII.

(c) Method of Exercise.  A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the Reference Stock Option.  Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2.  Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(d) Payment.  Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(e) Deemed Exercise of Reference Stock Option.  Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan.

(f) Detrimental Activity.  Unless otherwise determined by the Committee at grant, (i) in the event the Participant engages in Detrimental Activity prior to any exercise of Tandem Stock Appreciation Rights, all Tandem Stock Appreciation Rights (whether vested or unvested) held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period following the later of (x) Participant's Termination of Employment or (y) the date the Tandem Stock Appreciation Right is exercised, that any Tandem Stock Appreciation Rights shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Participant at any time within one year after the later of (x) or (y), and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

7.3 Non-Tandem Stock Appreciation Rights.  Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Option granted under this Plan.

7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights.  Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XII and the following:

(a) Term.  The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

(b) Exercisability.  Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant.  If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of  the installment exercise provisions or acceleration of the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(c) Method of Exercise.  Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time and from time to time during the term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(d) Payment.  Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant; provided, that if payment is made in cash such payment shall be structured to comply with Section 409A of the Code, to the extent applicable.

(e) Detrimental Activity.  Unless otherwise determined by the Committee at grant, (i) in the event the Participant engages in Detrimental Activity prior to any exercise of Non-Tandem Stock Appreciation Rights, all Non-Tandem Stock Appreciation Rights (whether vested or unvested) held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period following the later of (x) Participant's Termination of Employment or (y) the date the Non-Tandem Stock Appreciation Right is exercised, that any Non-Tandem Stock

                                                                                                                                       Appreciation Rights shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Participant at any time within one year after the later of (x) or (y), and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

7.5 Limited Stock Appreciation Rights.  The Committee may, in its sole discretion, grant a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right as a Limited Stock Appreciation Right.  Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.  Upon the exercise of limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(d) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII

RESTRICTED STOCK

8.1 Awards of Restricted Stock.  Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan.  The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.  The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals, including established Performance Goals in accordance with Section 162(m) of the Code, or such other factors as the Committee may determine, in its sole discretion.

8.2 Awards and Certificates.  An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award.  Further, such Award shall be subject to the following conditions:

(a) Purchase Price.  The purchase price of Restricted Stock shall be fixed by the Committee.  Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b) Acceptance.  Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) Legend.  Each Participant receiving shares of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock.  Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

              "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Comtech Telecommunications Corp. 2000 Stock Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated _______.  Copies of such Plan and Agreement are on file at the principal office of the Company."

(d) Custody.  The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3 Restrictions and Conditions on Restricted Stock Awards.  Subject to Section 4.5, shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article XII and the following restrictions and conditions:

(a) Restriction Period; Vesting and Acceleration of Vesting.  (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock.  Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

    (ii) Objective Performance Goals, Formulae or Standards.  If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain.  Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.  With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

(b) Rights as Stockholder.  Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares.  The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c) Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant.  All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

(d) Detrimental Activity.  Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Employment or any vesting of Restricted Stock, the Committee may direct (at any time within one year thereafter) that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the gain realized at the time of vesting of any Restricted Stock.

ARTICLE IX

PERFORMANCE SHARES

9.1 Award of Performance Shares.  Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan.  Subject to

                                                                                                                                                               Section 4.5, the Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Shares shall be awarded, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to Performance Shares will be vested and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Each Performance Share awarded shall be referenced to one share of Common Stock.  Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c) below and such other non-performance based factors or criteria as the Committee may determine in its sole discretion.

9.2 Terms and Conditions.  A Participant selected to receive Performance Shares shall not have any rights with respect to such Awards, unless and until such Participant has delivered a fully executed copy of a Performance Share Award agreement evidencing the Award to the Company and has otherwise complied with the following terms and conditions:

(a) Earning of Performance Share Award.  At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b) Payment.  Following the Committee's determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Participant, in an amount equal to such Participant's earned Performance Share Award.  Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion and in accordance with Section 162(m) of the Code, award an amount less than the earned Performance Share Award and/or subject the payment of all or part of any Performance Share Award to additional vesting and forfeiture conditions as it deems appropriate.

(c) Objective Performance Goals, Formulae or Standards.  The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain.  Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.  To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable

                                                                                                                                                        Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

(d) Dividends and Other Distributions.  At the time of any Award of Performance Shares, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Share Award from the last day of the first year of the Performance Period until the actual distribution to such Participant of the related share of Common Stock or cash value thereof.  Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Period until such amounts and any earnings thereon are distributed.  The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Treasury rate on the first day of each applicable fiscal year.

(e) Detrimental Activity.  Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Employment or any vesting of Performance Shares, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the gain realized at the time of vesting of any Performance Shares.

ARTICLE X

CASH INCENTIVE AWARDS AND PERFORMANCE UNITS

                    10.1 Cash Incentive Awards.  Cash incentive Awards may be awarded either alone or in addition to other Awards granted under this Plan.  The Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such cash incentive Awards shall be awarded, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant shall earn the cash incentive Award and the other terms and conditions of the Award in addition to those set forth in Section 10.3.  Cash incentive Awards granted with a Performance Cycle of one year shall be designated as “Annual Incentive Awards.”
                                                                                                                   Cash incentive Awards shall be awarded in a dollar amount or a formula that will ultimately yield a dollar amount, as determined by the Committee.  Except as otherwise provided herein, the Committee shall condition the right to payment of any cash incentive Award upon the attainment of at least one objective Performance Goal established pursuant to Section 10.3(a) and such other factors or criteria as the Committee may determine in its sole discretion.

                 Cash incentive Awards under this Section 10.1 may be settled and paid only if stockholders of the Company previously have approved the amendment and restatement of the Plan containing the authorization of cash incentive Awards in this Section 10.1.

                                                                        10.2 Awards of Performance Units.  Performance Units may be awarded either alone or in addition to other Awards granted under this Plan.  Subject to Section 4.5, the Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Units shall be awarded, the duration of the period (the "Performance Unit Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested and the other terms and conditions of the Award in addition to those set forth in Section 10.3.

         Performance Units shall be awarded in a dollar amount determined by the Committee and shall be converted to a referenced number of shares of Common Stock based on the Fair Market Value of shares of Common Stock at the conversion date designated by the Committee (such designation may occur at any time, but no conversion may reference a market price from a date preceding the designation date).

        Upon conversion, each Performance Unit shall be referenced to one share of Common Stock.  Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Unit Award upon the attainment of objective Performance Goals established pursuant to Section 10.3(a) and such other non-performance based factors or criteria as the Committee may determine in its sole discretion.  The cash value of any fractional Performance Unit Award subsequent to conversion to shares of Common Stock shall be treated as a dividend or other distribution under Section 10.3(e) to the extent any portion of the Performance Unit Award is earned.

10.3 Terms and Conditions.  The cash incentive Awards or Performance Units awarded pursuant to this Article X shall be subject to the following terms and conditions:

(a) Performance Goals.  The Committee shall establish the objective Performance Goal or Goals for the earning of cash incentive Awards or Performance Units based on a Performance Cycle or Performance Unit Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or Performance Unit Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goal or Goals is substantially uncertain.  Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.  To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

(b) Vesting.  At the expiration of the Performance Cycle or Performance Unit Cycle, the Committee shall determine and certify in writing the extent to which the Performance Goals have been achieved, and the corresponding extent to which a cash incentive Award or a Performance Unit has been earned in respect of each Participant.

(c) Payment.  Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle or Performance Unit Cycle or any vesting period extending beyond the Performance Cycle or Performance Unit Cycle, cash or, with respect to Performance Units, shares of Common Stock (as the Committee may determine in its sole discretion at grant, or thereafter if no rights of a Participant are reduced), shall be delivered to the Participant in payment of any earned and vested cash incentive Award or any earned and vested Performance Units covered by the Performance Unit Award.  Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned cash incentive Award or earned Performance Unit Award and/or subject the payment of all or part of any such Award to additional vesting and forfeiture conditions or conditions mandating the deferral of settlement of the Award as it deems appropriate.  If an Award is deferred such Award shall not increase (between the date on which the Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Section 162(m) of the Code.

(d) Accelerated Vesting.  Subject to Section 4.5, based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the date of earning or vesting of all or any part of any cash incentive Award or Performance Unit Award and/or waive the deferral limitations for all or any part of such Award, except that no acceleration or waiver may affect the time of settlement of an Award that constitutes a deferral of compensation under Section 409A of the Code except as permitted under applicable regulations and guidance under Section 409A.

(e) Dividends and Other Distributions.  At the time of any Award of Performance Units, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Unit Award from the last day of the first year of the Performance Cycle or Performance Unit Cycle until the actual distribution to such Participant of the related share of Common Stock or cash value thereof.  Such amounts, if awarded, shall be paid to the Participant as and when the shares of

                                                                                                                                                                                       Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Cycle or Performance Unit Cycle until such amounts and any earnings thereon are distributed.  The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Treasury rate on the first day of each applicable fiscal year.

(f) Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Performance Units shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Employment or any vesting of Performance Units, the Committee may direct (at any time within one year thereafter) that all unvested Performance Units shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the gain realized at the time of vesting of any Performance Units which had vested in the period referred to above.

ARTICLE XI

OTHER STOCK-BASED AWARDS

11.1 Other Awards.  Other Stock-Based Awards (including, without limitation, Restricted Stock Units and Stock Units) may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards.  The Committee may also provide for the grant    Common Stock under such Awards upon the completion of a specified performance period.

11.2 Terms and Conditions.  Subject to Section 4.5, Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

(a) Non-Transferability.  Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b) Dividends.  Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan,

                                                                                                                                                                                                                                                                                                                                                          the recipient of an Award under this Article XI shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

(c) Vesting.  Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

(d) Waiver of Limitation.  The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

(e) Price.  Common Stock or Other Stock-Based Awards issued on a bonus basis under this Article XI may be issued for no cash consideration; Common Stock or Other Stock-Based Awards purchased pursuant to a purchase right awarded under this Article XI shall be priced as determined by the Committee.  Subject to Section 4.3, the purchase price of shares of Common Stock or Other Stock-Based Awards may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.  The purchase of shares of Common Stock or Other Stock-Based Awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase shall be made pursuant to a deferred compensation program established by the Committee, which will be deemed a part of this Plan.

(f) Detrimental Activity.  Other Stock-Based Awards under this Article XI and any Common Stock covered by any such Award shall be forfeited in the event the Participant engages in Detrimental Activity under such conditions set forth by the Committee in the Award agreement.

ARTICLE XII

NON-TRANSFERABILITY AND TERMINATION
OF EMPLOYMENT/CONSULTANCY

12.1 Non-Transferability.  No Stock Option, Stock Appreciation Right, Performance Unit, Performance Share or Other Stock-Based Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution or following death of the Participant pursuant to a beneficiary designation authorized by the Committee.  All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant.  Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option.  Shares of Restricted Stock under Article VIII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.  No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.  Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Section 12.1 is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee, except no transfer or other disposition for value shall be permitted.  A Non-Qualified Stock Option that is transferred to a Family Member pursuant to the preceding sentence may not be subsequently transferred otherwise than by will or by the laws of descent and distribution.

12.2 Termination of Employment or Termination of Consultancy.  The following rules apply with regard to the Termination of Employment or Termination of Consultancy of a Participant:

(a) Rules Applicable to Stock Options and Stock Appreciation Rights.  Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

(i) Termination by Reason of Death, Disability or Retirement.  If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, Disability or Retirement, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights; provided, however, that, in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options and Non-Tandem Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options and Non-Tandem Stock Appreciation Rights.

(ii) Involuntary Termination Without Cause.  If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 90 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Options and Stock Appreciation Rights.

(iii) Voluntary Termination.  If a Participant's Termination of Employment or Termination of Consultancy is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(B) below), all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 30 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights.  Notwithstanding the foregoing, effective for Stock Options and Stock Appreciation Rights granted on or after October 19, 2000, if a Participant's Termination of Employment or Termination of Consultancy is voluntary, all Stock Options and Stock Appreciation Rights held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment or Termination of Consultancy.

(iv) Termination for Cause.  If a Participant's Termination of Employment or Termination of Consultancy (A) is for Cause or (B) is a voluntary termination (as provided in subsection (iii) above) within 90 days after an event which would be grounds for a Termination of Employment or Termination of Consultancy for Cause, all Stock Options and Stock Appreciation Rights held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment or Termination of Consultancy.

(b) Rules Applicable to Restricted Stock.  Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(c) Rules Applicable to Performance Shares and Performance Units.  Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the Performance Period, the Performance Unit Cycle or other period or restriction as may be applicable for a given Award, the Performance Shares or Performance Units in question will vest (to the extent applicable and to the extent permissible under Section 162(m) of the Code) or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(d) Rules Applicable to Other Stock-Based Awards.  Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during any period or restriction as may be applicable for a given Award, the Other Stock-Based Awards in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

ARTICLE XIII

NON-EMPLOYEE DIRECTOR GRANTS

13.1 Awards.  The terms of this Article XIII shall apply only to Awards of Stock Options, Restricted Stock Units, Restricted Stock and Stock Units granted to Non-Employee Directors.

13.2 Stock Option Grants.  Without further action by the Board or the stockholders of the Company, each Non-Employee Director shall, subject to the terms of the Plan, be granted:

(a) Effective on January 18, 2012, Stock Options to purchase shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board, provided that the Non-Employee Director began service on or after the Effective Date, in an amount determined as follows (subject to increase or decrease pursuant to Section 4.2): the number of shares of Common Stock subject to such Stock Options shall be equal to the product of 15,000 and a fraction, the numerator of which shall be equal to 365 minus the number of days that have elapsed since the previous “NED Grant Date” (as defined below), and the denominator of which is 365; and

(b) Subject to Sections 13.5(a), 13.5(b) and 13.6(a), effective on Janaury 18, 2012, in addition to Stock Options granted pursuant to (a) above, Stock Options to purchase 15,000 shares of Common Stock (subject to increase or decrease pursuant to Section 4.2) (each an “Annual Option”) as of June 2 of each calendar year or, if a different date, the date the Company grants annual equity awards under the Plan to the employees of the Company (such date, the “NED

                                                                                                                                                       Grant Date”) commencing June 2, 2011, provided he or she has not, as of such NED Grant Date, experienced a Termination of Directorship.

13.3 Non-Qualified Stock Option.  Stock Options granted under this Article XIII shall be Non-Qualified Stock Options.

13.4 Terms of Stock Options.  Stock Options granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

(a) Stock Option Price.  The Stock Option price per share of Common Stock purchasable under a Stock Option shall equal 100% of the Fair Market Value of the share of Common Stock on the NED Grant Date.

(b) Stock Option Term.  The term of each Stock Option granted (i) prior to August 1, 2005 shall be ten (10) years and (ii) on or after August 1, 2005 shall be five (5) years.

(c) Exercisability.  Stock Options granted to Non-Employee Directors pursuant to Section 13.2 shall vest and become exercisable (i) on the first anniversary of the NED Grant Date for Stock Options granted prior to August 1, 2005 and (ii) in installments over a three (3) year period, commencing on the NED Grant Date for Stock Options granted on or after August 1, 2005, at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date; provided that, except as otherwise specifically provided herein, the Stock Option may become vested only during the period prior to his or her Termination of Directorship.

(d) Method of Exercise.  Subject to whatever waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased.  Such notice shall be accompanied by payment in full of the purchase price as follows:  (i) in cash or by check, bank draft or money order payable to the Company; (ii) to the extent permitted by law, if the Common Stock is traded on a national securities exchange, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker satisfactory to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) such other arrangement for the satisfaction of the purchase price, as the Board may accept.  If and to the extent determined by the Board in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date.  No shares of Common Stock shall be issued until payment, as provided herein, therefore has been made or provided for.

(e) Form, Modification, Extension and Renewal of Stock Options.  Subject to the terms and conditions and within the limitations of this Plan, Stock Options granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification, extension or renewal is intended to be structured to comply with Section 409A of the Code, to the extent applicable, and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).  Notwithstanding the foregoing, unless approved by stockholders of the Company, (i) an outstanding Option may not be modified to reduce the exercise price thereof, (ii) no new Option at a lower exercise price or base price may be substituted for a surrendered Option, and (iii) no other Award may be issued or cash may be paid in exchange for the surrender of an Option at a time that the exercise or base price of such Option exceeds the current Fair Market Value of a share of Common Stock or if such new Award or cash has a value in excess of the then in-the-money value of the surrendered Option, provided that adjustments or substitutions in accordance with Section 4.2 are not subject to this stockholder approval requirement.

(f) Termination of Directorship.  The following rules apply with regard to Stock Options upon the Termination of Directorship:

(i) Termination of Directorship by Reason of Death, Disability or Otherwise Ceasing to be a Director.  Except as otherwise provided herein, upon the Termination of Directorship by reason of death, Disability, resignation, failure to stand for reelection or failure to be reelected or otherwise, all outstanding Stock Options exercisable and not exercised shall remain exercisable to the extent exercisable on such date of Termination of Directorship by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, at any time prior to the expiration of the stated term of such Stock Option.

(ii) Cancellation of Options.  Except as provided herein or in Section 13.4(g), no Stock Options that were not exercisable as of the date of Termination of Directorship shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship.  Notwithstanding the foregoing, the Committee shall be authorized, in its sole discretion, at any time on or prior to the date of the Termination of Directorship, to provide, based on such factors, if any, as the Committee may determine, that any outstanding Stock Options that are not exercisable as of the date of Termination of Directorship shall thereafter continue to become exercisable in accordance with the original terms of such Stock Options as if a Termination of Directorship never occurred.  Notwithstanding anything herein to the contrary, if a Non-Employee Director's Termination of Directorship is for Cause, all Stock Options held by the Non-Employee Director shall thereupon terminate and expire as of the date of termination.

(g) Acceleration of Exercisability.  All Stock Options granted to a Non-Employee Director and not previously exercisable shall become fully exercisable upon such Director's death, and all Stock Options granted to Non-Employee Directors and not previously exercisable shall become fully exercisable immediately upon a Change in Control (as defined in Section 14.2).  In addition, the Committee may accelerate the vesting and exercisability of any such Stock Option at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

(h) Detrimental Activity.  For Stock Options granted to Non-Employee Directors on or after September 21, 2011, unless otherwise determined by the Committee at grant, (i) in the event the Non-Employee Director engages in Detrimental Activity prior to any exercise of the Stock Option, all such Stock Options (whether vested or unvested) held by the Non-Employee Director shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Non-Employee Director shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Non-Employee Director is in compliance with the terms and conditions of the Plan and that the Non-Employee Director has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Non-Employee Director engages in Detrimental Activity during the one year period following the later of (x) Non-Employee Director's Termination of

                                                                                                                                                                Directorship or (y) the date the Stock Option is exercised, any such Stock Options shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Non-Employee Director at any time within one year after the later of (x) or (y), and the Non-Employee Director shall pay over to the Company, an amount equal to any gain realized as a result of the exercise of any Stock Options (whether at the time of exercise or thereafter).

13.5 Terms of Restricted Stock Units.  RSUs granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

(a) Automatic Grant.  Effective as of September 21, 2011, a Non-Employee Director who as of the December 31 of the calendar year prior to a NED Grant Date (the “Determination Date”) has not satisfied his minimum Company stock ownership requirement under the Ownership Guidelines shall be automatically granted, without further action by the Non-Employee Director, Committee or the stockholders of the Company, in lieu of all or a portion of the Annual Option that otherwise would have been granted to the Non-Employee Director on such NED Grant Date, a number of RSUs determined by the Committee in its sole discretion by converting the Stock Options that the Non-Employee Director would otherwise have received on the NED Grant Date to RSUs by dividing the Black-Scholes value of such Stock Options on the NED Grant Date by the Fair Market Value of a share of Common Stock on the NED Grant Date up to the number of RSUs equal to the number of shares of Common Stock necessary for the Non-Employee Director to have satisfied his minimum stock ownership requirement under the Ownership Guidelines as of the Determination Date.  Any fractional Stock Options or RSUs, as applicable, resulting from the foregoing calculations shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half.  No cash settlements or other Award shall be made with respect to fractional Stock Options or RSUs, as applicable, eliminated by rounding.  Any Stock Options that remain following the forgoing calculations shall, subject to Sections 13.5(b) and 13.6(a), be granted to the Non-Employee Director on the NED Grant Date in accordance with Section 13.2(b).

(b) Election.  Effective as of September 21, 2011, a Non-Employee Director may elect, without further action by the Committee or the stockholders of the Company, to be granted, in lieu of all or a portion of the Annual Option that, subject to Section 13.5(a), otherwise would have been granted to the Non-Employee Director on such NED Grant Date, the number of RSUs equal to the Black-Scholes value on the NED Grant Date of the Stock Options that the Non-Employee Director has elected not to receive on the NED Grant Date divided by the Fair Market Value of the Common Stock on the NED Grant Date, as determined by the Committee in its sole discretion.  Any fractional RSU resulting from the foregoing calculation shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half.

                                                                                                                                                    No cash settlements or other Award shall be made with respect to fractional RSUs eliminated by rounding.  Any election pursuant to this Section 13.5(b) shall be in writing delivered to the Committee on an election form prescribed by, and acceptable to, the Committee and in accordance with the procedures established by the Committee, and must be delivered by the Non-Employee Director by either (i) no later than the December 31 of the calendar year prior to the calendar year in which the relevant NED Grant Date is scheduled to occur or (ii) within thirty (30) days of his first becoming a Non-Employee Director.

(c) Vesting.  RSUs granted to Non-Employee Directors pursuant to this Section 13.5 shall vest in installments over a three (3) year period, commencing on the NED Grant Date, at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date; provided that, except as otherwise specifically provided herein, in any event the RSUs may become vested only during the period prior to his or her Termination of Directorship.

(d) Acceleration of Vesting.  All unvested RSUs granted to a Non-Employee Director shall become fully vested upon (i) such Non-Employee Director's death or (ii) a Change in Control.  In addition, the Committee may accelerate the vesting of any such RSU at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

    Within thirty (30) days following the Non-Employee Director’s Termination of Directorship for any reason other than a Termination of Directorship for Cause, the Non-Employee Director shall receive one share of Common Stock for each vested RSU held by the Non-Employee Director as of the date of the Non-Employee Director’s Termination of Directorship, the ownership of which shall be recognized by the Company through an uncertificated book entry credited to a book entry account maintained by the Company (or its designee) on behalf of the Non-Employee Director or such other method (including the issuance of stock certificate) as determined by the Company in its sole discretion.

(e) Form and Modification of Restricted Stock Units.  Subject to the terms and conditions and within the limitations of this Plan, RSUs granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify outstanding RSUs granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification is intended to be structured to comply with Section 409A of the Code, to the extent applicable.

(f) Termination of Directorship.  Except as otherwise provided in Section 13.5(d) hereof, RSUs that are not vested as of the date of a Non-Employee Director’s Termination of Directorship for any reason shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship.  Notwithstanding anything herein to the contrary, in the event of a

                                                                                                                                                 Non-Employee Director’s Termination of Directorship for Cause, the Non-Employee Director’s RSUs (whether vested or unvested) shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship.

(g) Detrimental Activity.  Unless otherwise determined by the Committee at grant, each Award of RSUs shall provide that in the event the Non-Employee Director engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Directorship or any vesting of RSUs, the Committee may direct (at any time within one year thereafter) that all unvested RSUs and all vested but unpaid RSUs shall be immediately forfeited to the Company and that the Non-Employee Director shall pay over to the Company the amount realized from any RSUs or any Common Stock paid in connection therewith.

13.6 Terms of Restricted Stock Awards.  Restricted Stock granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

(a) Election.  Effective as of September 21, 2011, a Non-Employee Director may elect, without further action by the Committee or the stockholders of the Company, to be granted, in lieu of all or a portion of the Annual Option that, subject to Section 13.5(a), otherwise would have been granted to the Non-Employee Director on such NED Grant Date, the number of shares of Restricted Stock equal to the Black-Scholes value on the NED Grant Date of the Stock Options that the Non-Employee Director has elected not to receive on the NED Grant Date divided by the Fair Market Value of the Common Stock on the NED Grant Date, as determined by the Committee in its sole discretion.  Any fractional share of Restricted Stock resulting from the foregoing calculation shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half.  No cash settlements or other Award shall be made with respect to fractional shares of Restricted Stock eliminated by rounding.  Any election pursuant to this Section 13.6(a) shall be in writing delivered to the Committee on an election form prescribed by, and acceptable to, the Committee and in accordance with the procedures established by the Committee, and must be delivered by the Non-Employee Director by either (i) no later than the December 31 of the calendar year prior to the calendar year in which the relevant NED Grant Date is scheduled to occur or (ii) within thirty (30) days of his first becoming a Non-Employee Director.

    A Non-Employee Director who elects to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award.  Further, such Award shall be subject to the following conditions:

(i) Purchase Price.  The purchase price for shares of Restricted Stock shall be zero to the extent permitted by applicable law, and, to the extent not so permitted, such be the lowest permissible price.

(ii) Acceptance.  Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) required by law.

(iii) Legend.  Each Participant receiving shares of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock.  Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

"The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Comtech Telecommunications Corp. 2000 Stock Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated _______.  Copies of such Plan and Agreement are on file at the principal office of the Company."

(iv) Custody.  The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(b) Restrictions and Conditions.  Shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(i) Vesting.  Shares of Restricted Stock granted to Non-Employee Directors pursuant to Section 13.6(a) shall vest in installments over a three (3) year period, commencing on the NED Grant Date, at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date; provided that, except as otherwise specifically provided herein, the shares of Restricted Stock may become vested only during the period prior to his or her Termination of Directorship.  Notwithstanding the foregoing, all unvested shares of Restricted Stock granted to Non-Employee Directors pursuant to Section 13.6(a) shall become fully vested upon (i) such Non-Employee Director's death or (ii) a Change in Control.  In addition, the

                                                                                                                                   Committee may accelerate the vesting of any such shares of Restricted Stock at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.  The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under Section 13.6(a) prior to vesting.

(ii) Rights as Stockholder.  Except as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares.  The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the vesting of the underlying shares of Restricted Stock.

(iii) Lapse of Restrictions.  If and when shares of Restricted Stock vest, the certificates for such shares shall be delivered to the Participant.  All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

(iv) Form and Modification of Restricted Stock Awards.  Subject to the terms and conditions and within the limitations of this Plan, shares of Restricted Stock granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify outstanding Restricted Stock Awards granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification is intended to be structured to comply with Section 409A of the Code, to the extent applicable.

(v)   Termination of Directorship.  Except as otherwise provided herein and in Section 13.6(c)(i) hereof, shares of Restricted Stock that are not vested as of the date of a Non-Employee Director’s Termination of Directorship for any reason shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship.  Notwithstanding the foregoing, the Committee shall be authorized, in its sole discretion, at any time on or prior to the date of the Termination of Directorship, to provide, based on such factors as the Committee may determine, in its sole discretion, that any shares of Restricted Stock that are not vested as of the date of Termination of Directorship shall thereafter continue to vest in accordance with the original terms of such shares of Restricted Stock as if a Termination of Directorship never occurred.  Notwithstanding anything herein to the contrary, in the event of a Non-Employee Director’s Termination of Directorship for Cause, the Non-Employee Director’s shares of Restricted Stock (whether vested or unvested) shall be forfeited in their entirety as of the date of such Termination of Directorship.

(c) Detrimental Activity.  Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Non-Employee Director engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Directorship or any vesting of Restricted Stock, the Committee may direct (at any time within one year thereafter) that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Non-Employee Director shall pay over to the Company the amount realized at the time of vesting of any Restricted Stock.

13.7 Terms of Stock Units.  Stock Units granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

(a) Election.  Effective as of September 21, 2011, a Non-Employee Director may elect, without further action by the Committee or the stockholders of the Company, to be granted on the date the relevant cash retainer payment was scheduled to be paid (the “Retainer Payment Date”), in lieu of all or a portion of the Non-Employee Director’s annual cash retainer that would have been paid to the Non-Employee Director, the number of Stock Units equal to the amount of the cash retainer that the Non-Employee Director has elected not to receive divided by the Fair Market Value of the Common Stock on the Retainer Payment Date, as determined by the Committee in its sole discretion.  Any fractional Stock Unit resulting from the foregoing calculation shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half.  No cash settlements or other Award shall be made with respect to fractional Stock Units eliminated by rounding.  Any election pursuant to this Section 13.7(a) shall be in writing delivered to the Committee on an election form prescribed by, and acceptable to, the Committee and in accordance with the procedures established by the Committee, and must be delivered by the Non-Employee Director by either (i) no later than the December 31 of the calendar year prior to the calendar year in which the relevant cash retainer payment is scheduled to be paid or (ii) within thirty (30) days of his first becoming a Non-Employee Director.

(b) Vesting.  Stock Units granted to Non-Employee Directors pursuant to Section 13.7(a) shall be fully vested on the date of grant.

(c) Payment.  Within thirty (30) days following the Non-Employee Director’s Termination of Directorship for any reason other than a Termination of Directorship for Cause, the Non-Employee Director shall receive one share of Common Stock for each Stock Unit held by the Non-Employee Director as of the date of the Non-Employee Director’s Termination of Directorship, the ownership of which shall be recognized by the Company through an uncertificated book entry credited to a book entry account maintained by the Company (or its designee) on behalf of the Non-Employee Director or such other method (including the issuance of stock certificate) as determined by the Company in its sole discretion.

(d) Form and Modification of Stock Units.  Subject to the terms and conditions and within the limitations of this Plan, Stock Units granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify outstanding Stock Units granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification is intended to be structured to comply with Section 409A of the Code, to the extent applicable.

(e) Termination of Directorship.  Notwithstanding anything herein to the contrary, in the event of a Non-Employee Director’s Termination of Directorship for Cause, the Non-Employee Director’s Stock Units shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship.

(f) Detrimental Activity.  Unless otherwise determined by the Committee at grant, each Award of Stock Units shall provide that in the event the Non-Employee Director engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Directorship or any grant of Stock Units, the Committee may direct (at any time within one year thereafter) that all Stock Units shall be immediately forfeited to the Company and that the Non-Employee Director shall pay over to the Company the amount realized from any Stock Units or any Common Stock paid in connection therewith.

13.8 Changes.

(a) The Awards to a Non-Employee Director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 13.8, but shall not be subject to Section 4.2(d).

(b) If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Stock Options or substitutes new Stock Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Stock Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Stock Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each Non-Employee Director at least 30 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Stock Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full, effective as of such consummation, all Stock Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Stock Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90 day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

ARTICLE XIV

CHANGE IN CONTROL PROVISIONS

14.1 Benefits.  In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

(a) Except to the extent provided in the applicable Award agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), (i) Equity Awards granted and not previously exercisable shall become exercisable upon a Change in Control, (ii) restrictions to which any shares of Restricted Stock granted prior to the Change in Control are subject shall lapse upon a Change in Control, and (iii) the conditions required for vesting of any unvested Performance Units and/or Performance Shares shall be deemed to be satisfied upon a Change in Control.

(b) The Committee, in its sole discretion, may provide for the purchase of any Stock Option by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options.  For purposes of this Section 14.1, Change in Control Price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control; provided, however, that for the avoidance if doubt the Change in Control price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

(c) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time a Stock Option is granted hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Stock Options if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Stock Options shall be honored or assumed, or new rights substituted therefore (each such honored, assumed or substituted stock option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

(i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

(ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule;

(iii) the Alternative Option must have economic value substantially equivalent to the value of such Stock Option (determined at the time of the Change in Control); and

(iv) the Alternate Option must be structured in a manner intended to comply with Section 409A of the Code to avoid any adverse tax consequences thereunder, to the extent applicable.

For purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award or accelerated lapsing of restrictions on shares of Restricted Stock at any time.

14.2 Change in Control.  A "Change in Control" shall be deemed to have occurred:

(a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

(b) during any period of two (2) consecutive years (the “Board Measurement Period”), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; provided, that with respect to any payment pursuant to an Award granted under this Plan on or after September 21, 2011 that is triggered upon a Change in Control and that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code, the Board Measurement Period shall be reduced from any period of two consecutive years to any period of twelve consecutive months;

(c) upon a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

(d) upon approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for (or for Awards granted on or after [•], 2011, the consummation of) the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; provided, that with respect to any payment pursuant to an Award granted under this Plan on or after September 21, 2011 that is triggered upon a Change in Control and that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code, stockholder approval of a plan of liquidation of the Company shall not constitute a Change in Control.

ARTICLE XV

TERMINATION OR AMENDMENT OF PLAN

Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees, directors or Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.3; (vi) materially alter the Performance Criteria for the Award of Restricted Stock, Performance Units, Performance Shares or cash incentive Awards as set forth in Exhibit A; or (vii) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code.  In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

ARTICLE XVI

UNFUNDED PLAN

16.1 Unfunded Status of Plan.  This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation.  With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XVII

GENERAL PROVISIONS

17.1 Legend.  The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof.  In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee in its sole discretion may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

17.2 Other Plans.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.3 Right to Employment/Directorship/Consultancy.  Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, Non-Employee Director or Consultant any right with respect to continuance of employment, directorship or Consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Non-Employee Director or Consultant is retained to terminate his employment, directorship or Consultancy at any time.

17.4 Withholding of Taxes.  The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.  Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.

Any such withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned.   Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

17.5 Listing and Other Conditions.

(a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system.  The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 17.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

(d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

17.6 Governing Law.  This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

17.7 Construction.  Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

17.8 Other Benefits.  No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, unless otherwise specifically stated in such other benefit plan.

17.9 Costs.  The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

17.10 No Right to Same Benefits.  The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

17.11 Death/Disability.  The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award.  The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

17.12 Section 16(b) of the Exchange Act.  All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3.  The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

17.13 Section 409A of the Code.

(a) Although the Company does not guarantee the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent.  Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.  In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(b) Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to any Award granted under the Plan that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “409A Covered Award”):

(i) A termination of employment shall not be deemed to have occurred for purposes of any provision of a 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of the 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service.  Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death.  All payments delayed pursuant to this Section 13.13(b)(i) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.

(ii) Whenever a payment under a 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

17.14 Severability of Provisions.  If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

17.15 Headings and Captions.  The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

17.16 Electronic Communications.  Notwithstanding anything else herein to the contrary, any Award agreement, notice of exercise of an Option or Non-Tandem Stock Appreciation Right, or other document or notice required or permitted by this Plan that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures may also be electronic if permitted by the Committee.  The term “written agreement” as used in the Plan shall include any document that it is delivered and/or accepted electronically.

ARTICLE XVIII

EFFECTIVE DATE OF PLAN

The Plan was originally adopted by the Board and effective on October 19, 1999, subject to approval by the stockholders of the Company (which was obtained at the stockholders meeting held on December 14, 1999).  The Plan was thereafter amended and restated in accordance with the requirements of the laws of the State of Delaware.  The Board approved the amendment and restatement of the Plan on October 9, 2006 and such amended and restated plan became effective on October 9, 2006, subject to approval of the provisions of this Plan adding a cash incentive Award and re-approval of the Performance Criteria for performance-based Equity Awards by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware or such later date as provided in the adopting resolution.  The stockholders of the Company approved the amendments that were subject to stockholder approval at the stockholder meeting held on December 5, 2006.  A further restatement of the Plan was approved by the Board on December 6, 2007 which incorporated amendments effective on November 9, 2007 (deleting the Plan provision authorizing the Committee with the authority to buy out previously granted stock options based on terms and conditions established by the Committee) and on December 6, 2007 (increasing the number of shares available for grant of Awards under the Plan by 850,000).  A further restatement of the Plan was approved by the Board on June 2, 2009 which incorporated amendments effective on June 2, 2009 (changing the date of grant of the annual grants of Stock Options to Non-Employee Directors).  A further restatement of the Plan was approved by the Board on September 22, 2009 and incorporates amendments effective on October 18, 2009 (increasing the number of shares available for grant of Awards under the Plan by 2,375,000, adjusting the maximum annual grant of Performance Units and the maximum annual potential amount earnable under Performance Units, limiting the Committee's authority to amend or substitute a SAR or to issue Awards or cash in exchange for an Option or SAR in certain circumstances without stockholder approval, changing the conversion method for Performance Units, clarifying Plan provisions in compliance with Section 409A of the Code, and prohibiting any transfers or dispositions of Non-Qualified Stock Options to Family Members for value), certain of which were subject to the approval by the stockholders of the Company.  The stockholders of the Company approved the amendments that were subject to stockholder approval at the stockholder meeting held on December 9, 2009.  A further restatement of the Plan was approved by the Board on June 2, 2010 and incorporates amendments effective on June 2, 2010 (changing the date of grant and the amount of the annual grants of Stock Options to Non-Employee Directors).  This restatement of the Plan was approved by the Board and is effective on September 21, 2011 and incorporates amendments effective on September 21, 2011 and January 18, 2012 (including setting minimum vesting terms for Full-Value Awards and the right in certain cases to receive or retain dividends and dividend equivalents thereunder, providing the Committee the discretion to permit a Participant to designate a beneficiary to receive outstanding Awards or exercise rights thereunder following death, changing the amount of the initial and annual grants of Stock Options to Non-Employee Directors, providing Non-Employee Directors with the opportunity to elect to receive RSUs and/or shares of Restricted Stock in lieu of an Annual Option, providing Non-Employee Directors with the opportunity to elect to receive Stock Units in lieu of their annual cash retainer, providing for the automatic grant of RSUs to Non-Employee Directors in lieu of their Annual Options in order to satisfy minimum Company stock ownership requirements, providing the Committee the discretion to accelerate the vesting of Awards granted to Non-Employee Directors or to continue the vesting thereof beyond Termination of Directorship, and clarifying certain Plan provisions), with the provisions relating to the grant of RSUs, Restricted Stock and Stock Units to Non-Employee Directors subject to stockholder approval.

ARTICLE XIX

TERM OF PLAN

No Award shall be granted pursuant to this Plan on or after October 18, 2019, but Awards granted prior to such date may extend beyond that date.  The foregoing notwithstanding, any Awards, the vesting or payment of which is conditioned on the satisfaction of Performance Criteria intended to qualify as "performance-based compensation" under Section 162(m) of the Code may be granted until the date of the first Annual Meeting of Stockholders that occurs in the fifth year following the year in which the Company's stockholders last previously re-approved the Performance Criteria or approved other designated performance goals (even if this deadline extends past the date at which other Awards may be granted under the Plan).

EXHIBIT A

PERFORMANCE CRITERIA

Performance Goals established for purposes of conditioning the grant of an Award of Restricted Stock based on performance or the vesting of performance-based Awards of Restricted Stock, Performance Units, Performance Shares and/or cash incentive Awards shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, income before income tax and stock based compensation expense, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of target levels of or a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels of or specified increases in the fair market value of the shares of the Company's common stock; and (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends.  For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.  The Committee may specify that specific items of income or expense may be included or excluded from the calculation of achievement of any of the foregoing Performance Criteria.

In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations.  To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may:  (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

The Fiscal 2011 Annual Meeting of Stockholders of
Comtech Telecommunications Corp.
Will be held at 9:00 a.m. on January 18, 2012 at
68 South Service Road (Lower Level Auditorium), Melville, New York 11747

FROM KENNEDY AIRPORT
TAKE JFK EXPRESSWAY EAST TO BELT PARKWAY EAST (BECOMES SOUTHERN STATE PARKWAY AT NASSAU COUNTY BORDER).  TAKE SOUTHERN STATE PARKWAY EAST TO EXIT 28A NORTH (RT 135).  TAKE RT. 135 NORTH TO LONG ISLAND EXPRESSWAY EAST (495).  TAKE LIE TO EXIT 48 (ROUND SWAMP RD.).  PROCEED THROUGH THE LIGHT, REMAINING ON THE SOUTH SERVICE RD.  IN 1/4 MILE, TURN RIGHT INTO RECKSON BUSINESS PARK.

FROM LAGUARDIA AIRPORT
TAKE GRAND CENTRAL PARKWAY TO LONG ISLAND EXPRESSWAY (495).  TAKE LONG ISLAND EXPRESSWAY EAST TO EXIT 48 (ROUND SWAMP RD.).  PROCEED THROUGH THE LIGHT, REMAINING ON THE SOUTH SERVICE RD.  IN 1/4 MILE, TURN RIGHT INTO RECKSON BUSINESS PARK.

FROM MANHATTAN
TAKE THE MID-TOWN TUNNEL TO LONG ISLAND EXPRESSWAY (495).  TAKE LONG ISLAND EXPRESSWAY EAST TO EXIT 48 (ROUND SWAMP RD.).  PROCEED THROUGH THE LIGHT, REMAINING ON THE SOUTH SERVICE RD.  IN 1/4 MILE, TURN RIGHT INTO RECKSON BUSINESS PARK.

FROM EASTERN LONG ISLAND
TAKE THE LONG ISLAND EXPRESSWAY (495) WEST TO EXIT 48 (ROUND SWAMP ROAD).  TURN LEFT ONTO ROUND SWAMP ROAD.  MAKE IMMEDIATE TURN LEFT ONTO THE SOUTH SERVICE ROAD GOING EAST.  IN 1/4 MILE, TURN RIGHT INTO RECKSON BUSINESS PARK.
COMTECH TELECOMMUNICATIONS CORP.
68 South Service Road, Suite 230
Melville, NY 11747
TEL: (631) 962-7000 • FAX: (631) 962-7001
www.comtechtel.com

PRELIMINARY PROXY – SUBJECT TO COMPLETION

WHITE PROXY CARD
Comtech Telecommunications Corp.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Comtech Telecommunications Corp.
Common Stock for the upcoming Fiscal 2011 Annual Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.
Vote by Telephone – Call toll-free from the U.S. or Canada at 1-866-358-4696, on a touch-tone telephone.  If outside the U.S. or Canada, call 1-215-521-1349.  Please follow the simple instructions provided.  You will be required to provide the unique control number printed below.

OR

2.
Vote by Internet – Please access https://www.proxyvotenow.com/cmtl, and follow the simple instructions provided.  Please note you must type an “s” after http.  You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had signed and returned a WHITE proxy card.

OR

3.
Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Comtech Telecommunications Corp., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED ▼

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors		☐	☐	☐
	Nominees (01) Ira S. Kaplan	(02) Stanton D. Sloane

The Board of Directors recommends that you vote FOR proposals 2, 3 and 4:		For	Against	Abstain

2.	Ratification of selection of KPMG LLP as our independent registered public accounting firm.	☐	☐	☐

3.	Approval of amendment to our 2000 Stock Incentive Plan and related actions.	☐	☐	☐
4.	Approval, on an advisory basis, of the compensation of our Named Executive Officers.	☐	☐	☐

The Board of Directors recommends that you vote ONE YEAR on proposal 5:		One Year	Two Years	Three Years	Abstain

5.	Advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends that you vote FOR proposals 6, 7 and 8:
			For	Against	Abstain
6.	Approval of an amendment to our By-Laws authorizing the separation of Chairman of the Board and the Chief Executive Officer.		☐	☐	☐
7.	Approval of an amendment to our By-Laws relating to stockholder nominations.		☐	☐	☐
8.	Approval of an amendment to our By-Laws relating to stockholder proposals.		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com.

For directions to the Comtech Telecommunications Corp. Fiscal 2011 Annual Meeting of Stockholders, please call Investor Relations at (631) 962-7000.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED ▼

COMTECH TELECOMMUNICATIONS CORP.

PROXY SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

The undersigned hereby appoints Fred Kornberg and Michael D. Porcelain, jointly and severally, as proxies and attorneys of the undersigned, with full power of substitution and re-substitution, to vote all shares of common stock of Comtech Telecommunications Corp. (the "Company") which the undersigned is entitled to vote at the Fiscal 2011 Annual Meeting of Stockholders of the Company to be held at 68 South Service Road, Lower Level Auditorium, Melville, New York on January 18, 2012, at 9:00 a.m., local time, and at any adjournment or postponement thereof, as directed on the reverse side of this proxy card and, in their discretion, upon such other matters as may come before the meeting. In furtherance of the foregoing appointment, the undersigned hereby revokes any proxies heretofore given.

This proxy will be voted or withheld from being voted in accordance with the instructions specified. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED ON THE REVERSE SIDE AND “FOR” PROPOSALS 2, 3, 4, 6, 7 and 8 and IN FAVOR OF “ONE YEAR” ON PROPOSAL 5.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side)